EXECUTION VERSION 1 AMENDMENT NO. 2, dated as of December 19, 2017 (this “Amendment”), to the Credit Agreement, dated as of June 9, 2016, by and among NEXEO SOLUTIONS, LLC, a Delaware limited liability company (as successor to Neon Finance Company LLC) (the “Borrower”), NEXEO SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (as successor to Neon Holding Company LLC) (“Holdings”), NEXEO SOLUTIONS SUB HOLDING CORP., a Delaware corporation (“Sub Holdco”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), and each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”) (as amended by that certain Amendment No. 1, dated as of March 22, 2017, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. WHEREAS, the Borrower, Holdings and Sub Holdco desire to amend the Credit Agreement and the other Loan Documents on the terms set forth herein; WHEREAS, Section 2.13 of the Credit Agreement provides that the Borrower may establish Other Loans for the purpose of refinancing the Term B Loans; WHEREAS, (i) each Amendment No. 2 Consenting Lender (as defined in the Amended Credit Agreement (as defined below)) that holds any Term B Loans has agreed, unless otherwise specifically indicated on its counterpart to this Amendment, on the terms and conditions set forth herein, to have up to all of its outstanding Term B Loans converted on the Amendment No. 2 Effective Date (as defined below) into a like principal amount of Term B-1 Loans (as defined in the Amended Credit Agreement) (as further defined in the Amended Credit Agreement, the “Converted Term B Loans”), (ii) the Additional Term B-1 Lender (as defined in the Amended Credit Agreement) has agreed to provide an Additional Term B-1 Commitment (as defined in the Amended Credit Agreement) in a principal amount equal to the excess of $646,837,062.50 over the principal amount of Converted Term B Loans and (iii) the proceeds of any Term B-1 Loan funded by the Additional Term B-1 Lender pursuant to the Additional Term B-1 Commitment shall be applied to repay Term B Loans that are not Converted Term B Loans on the Amendment No. 2 Effective Date; NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (the Credit Agreement, as amended pursuant to this Amendment and as set forth in Exhibit A, the “Amended Credit Agreement”). Each Amendment No. 2 Consenting Lender party hereto waives, solely in respect of the prepayment of Term B Loans and the making of (or conversion into) Converted Term B Loans, as contemplated hereby, compliance with the Exhibit 10.1

2 requirements set forth in Section 2.03(a) of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of the Term B Loans. Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that immediately prior to and immediately after giving effect to this Amendment (i) no Default or Event of Default exists and (ii) all representations and warranties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof (except that any representation or warranty which by its terms is made only as of a specified date was true and correct in all material respects only as of such specified date). Section 3. Effectiveness. This Amendment will become effective upon the date (the “Amendment No. 2 Effective Date”) on which: (i) Counterparts. The Administrative Agent shall have received executed signature pages hereto from each Loan Party party to the Credit Agreement and, solely for purposes of Section 8 of this Amendment, each other Loan Party, each Amendment No. 2 Consenting Lender and the Additional Term B-1 Lender; (ii) Opinions of Counsel. The Administrative Agent shall have received, in form reasonably satisfactory the Administrative Agent, a customary opinion letter from Kirkland & Ellis LLP, counsel to the Loan Parties. (iii) Organization Documents, Resolutions, Etc. The Administrative Agent shall have received the following: (1) either (i) copies of the Organization Documents of each Loan Party as of the Amendment No. 2 Effective Date, certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Amendment No. 2 Effective Date or (ii) a certificate of a Responsible Officer of the Borrower stating that there has been no change to the Organization Document of such Loan Party since the Amendment No. 1 Effective Date; (2) a certificate of a Responsible Officer of each Loan Party (including for this purpose, any secretary or assistant secretary thereof) as of the Amendment No. 2 Effective Date, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, members or other governing body (including any committee thereof) authorizing the execution, delivery and performance of this Amendment and any other related Loan Document to which it is a party and, in the case of the Borrower, the Borrowings contemplated hereby, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect and (B) identify by name and title and bear the signatures of each Responsible Officer or other authorized signatory of such Loan Party authorized to sign this Amendment and any other related Loan Document entered into by such Loan Party on the Amendment No. 2 Effective Date; and Exhibit 10.1

3 (3) good standing certificates for each Loan Party as of a recent date prior to the date hereof in its state, province or federal jurisdiction of organization or formation. (iv) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower as of the date hereof certifying as to the matters specified in Section 2 of this Amendment as of the Amendment No. 2 Effective Date. (v) Committed Loan Notice. Receipt by the Administrative Agent of a Committed Loan Notice appropriately completed and signed by a Responsible Officer of the Borrower pursuant to the conditions specified in Section 2.02 of the Credit Agreement; provided, however, that the parties to this Amendment agree that the advance notice requirements set forth in Section 2.02 of the Credit Agreement shall not apply to such Committed Loan Notice and such Committed Loan Notice can be delivered at any time on or prior to the Amendment No. 2 Effective Date that is reasonably acceptable to the Administrative Agent. (vi) Fees. (i) All fees required to be paid to any arranger of the Term B-1 Loans on or before the Amendment No. 2 Effective Date pursuant to any written agreement entered into by the Borrower prior to the date hereof shall have been paid and (ii) all expenses to be paid or reimbursed to the Administrative Agent and any such arranger that have been invoiced at least three Business Days prior to the date hereof, shall have been paid. (vii) Flood Searches. The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property and, if any such Mortgaged Property is located in a special flood hazard area (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) evidence of flood insurance to the extent required pursuant to the Credit Agreement. Section 4. Post-Closing Conditions. Within one hundred twenty (120) days after the Amendment No. 2 Effective Date (or such longer period as the Collateral Agent may agree in its sole discretion), solely with respect to the existing Mortgages encumbering real property located in Florida and Ohio, the Collateral Agent shall have received either the items listed in paragraph (i) or the items listed in paragraph (ii) of this Section 4 as follows: (i) (A) an opinion or email confirmation from local counsel in each jurisdiction where an existing Mortgaged Property is located, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations (as defined in each Mortgage), including the Secured Obligations evidenced by the Credit Agreement Exhibit 10.1

4 as amended by this Amendment and the other documents executed in connection therewith, for the benefit of the Secured Parties; and (y) as of the Amendment No. 2 Effective Date, no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary under applicable law in order to maintain the continued enforceability or validity of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement as amended by this Amendment and the other documents executed in connection therewith, for the benefit of the Secured Parties; and (B) a title rundown search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens except Permitted Liens; or (ii) with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Collateral Agent: (a) with respect to each Mortgage encumbering an existing Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent; (b) with respect to each Mortgage Amendment, a date down endorsement (each, a “Title Endorsement,” collectively, the “Title Endorsements”) to the existing Mortgage Policy assuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects, encumbrances and liens except for Permitted Liens, and such Title Endorsement shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent; (c) with respect to each Mortgage Amendment, an opinion letter of local counsel to the Loan Parties, which opinion letter (x) shall be addressed to the Collateral Agent and the Secured Parties, (y) shall cover the enforceability of the respective Mortgage as amended by such Mortgage Amendment and the due authorization, execution and delivery of the Mortgage Amendment and (z) shall be in form and substance reasonably satisfactory to the Collateral Agent; and (d) evidence acceptable to the Collateral Agent of payment by the Borrower of all applicable title insurance premiums, search and examination Exhibit 10.1

5 charges and related charges, mortgage recording taxes, if any, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Title Endorsements. Section 5. Counterparts. Section 10.11 of the Credit Agreement is incorporated herein mutatis mutandis. Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 8. Effect of Amendment. Except as expressly set forth herein (including in the Amended Credit Agreement), this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date. In each case, as amended by this Amendment (including the Amended Credit Agreement), each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (i) is hereby ratified and re-affirmed in all respects and (ii) shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents (as amended by this Amendment (including the Amended Credit Agreement)) to which it is party and the validity of the Liens granted by it pursuant to, and subject to the limitations and exceptions set forth in, the Collateral Documents. In each case, as amended by this Amendment (including the Amended Credit Agreement), each Collateral Document, and the guaranty of the Obligations, the grants of Liens on the Collateral to secure the Obligations, and the covenants and agreements contained therein, (i) is hereby acknowledged and reaffirmed and (ii) shall continue in full force and effect. Notwithstanding the terms of this Amendment and the effectiveness of the Amended Credit Agreement, each Collateral Document and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment (including the Amended Credit Agreement). From and after the effective date hereof, this Amendment shall constitute a Loan Document, and all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. [Signature pages follow] Exhibit 10.1

[Signature Page to Amendment No. 2 – Nexeo] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. NEXEO SOLUTIONS, LLC NEXEO SOLUTIONS HOLDINGS, LLC NEXEO SOLUTIONS SUB HOLDING CORP. By: /s/ Ross Crane____________ Name: Ross Crane Title: Executive Vice President and Chief Financial Officer Solely for purposes of Section 8 of this Amendment: ARCHWAY SALES, LLC CHEMICAL SPECIALISTS AND DEVELOPMENT, LLC NEXEO SOLUTIONS FINANCE CORPORATION STARTEX CHEMICAL, LLC STARTEX DISTRIBUTION WEST, LLC By: /s/ Ross Crane__________ Name: Ross Crane Title: Executive Vice President and Chief Financial Officer Exhibit 10.1

[Signature Page to Amendment No. 2 – Nexeo] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Aamir Saleem__________ Name: Aamir Saleem Title: Vice President BANK OF AMERICA, N.A., as Additional Term B-1 Lender By: /s/ Jonathan C. Pfeifer______ Name: Jonathan C. Pfeifer Title: Vice President Exhibit 10.1

[Signature Page to Amendment No. 2 – Nexeo] Consent and Convert (Cashless Roll Option): The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment and agrees to the conversion of the full principal amount (or such lesser amount as notified to the undersigned by the Administrative Agent prior to the Amendment No. 2 Effective Date) of its Term B Loans to a like principal amount of Term B-1 Loans effective as of the Amendment No. 2 Effective Date. Consent and Reallocation: The undersigned Lender hereby irrevocably and unconditionally (a) consents to this Amendment and the prepayment of the full principal amount of its Term B Loans and (b) agrees to purchase by way of assignment from the Additional Term B-1 Lender in accordance with the terms of the Credit Agreement (as amended by Amendment No. 2), Term B-1 Loans in a principal amount equal to the principal amount of its Term B Loans prepaid (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent, as determined by the Borrower and the Administrative Agent in their sole discretion). Consent Only: The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment and the prepayment of the full principal amount of its Term B Loans. __________________________________ (Name of Institution) By: ______________________________ Name: Title: If a second signature is necessary: By: ______________________________ Name: Title Exhibit 10.1

[List of Term Loan Lenders is on file with the Administrative Agent] Exhibit 10.1

Exhibit A Term B-1 Loan B CUSIP Number: 65339QAG2QAH0 CREDIT AGREEMENT Dated as of June 9, 2016, as amended by Amendment No. 1, dated as of March 22, 2017, as amended by Amendment No. 2, dated as of December 19, 2017 among NEON FINANCE COMPANY LLC (to be merged with and into NEXEO SOLUTIONS, LLC), as the Borrower, NEON HOLDING COMPANY LLC (to be merged with and into NEXEO SOLUTIONS HOLDINGS, LLC), as Holdings, NEXEO SOLUTIONS SUB HOLDING CORP., as Sub Holdco BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, and THE OTHER LENDERS PARTY HERETO ________________ JEFFERIES FINANCE LLC, as Syndication Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as Documentation Agent, BANK OF AMERICA, N.A., JEFFERIES FINANCE LLC, and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers and Joint Bookrunners Exhibit 10.1

-i- Table of Contents Page ARTICLE I Definitions and Accounting Terms SECTION 1.01. Defined Terms ............................................................................................................................. 1 SECTION 1.02. Other Interpretive Provisions ................................................................................................. 6264 SECTION 1.03. Accounting Terms .................................................................................................................. 6364 SECTION 1.04. Rounding ................................................................................................................................ 6365 SECTION 1.05. References to Agreements, Laws, Etc.................................................................................... 6465 SECTION 1.06. Times of Day ......................................................................................................................... 6465 SECTION 1.07. Available Amount Transaction .............................................................................................. 6465 SECTION 1.08. Pro Forma and Other Calculations. ........................................................................................ 6465 ARTICLE II The Commitments and Borrowings SECTION 2.01. The Loans .............................................................................................................................. 6566 SECTION 2.02. Borrowings, Conversions and Continuations of Loans. ......................................................... 6567 SECTION 2.03. Prepayments. .......................................................................................................................... 6768 SECTION 2.04. Termination or Reduction of Commitments. ......................................................................... 7677 SECTION 2.05. Repayment of Loans .............................................................................................................. 7677 SECTION 2.06. Interest. .................................................................................................................................. 7678 SECTION 2.07. Fees ........................................................................................................................................ 7778 SECTION 2.08. Computation of Interest and Fees .......................................................................................... 7778 SECTION 2.09. Evidence of Indebtedness. ..................................................................................................... 7778 SECTION 2.10. Payments Generally. .............................................................................................................. 7879 SECTION 2.11. Sharing of Payments .............................................................................................................. 7880 SECTION 2.12. Incremental Borrowings. ........................................................................................................ 7980 SECTION 2.13. Refinancing Facilities ............................................................................................................ 8081 SECTION 2.14. Extensions of Loans ............................................................................................................... 8182 SECTION 2.15. Loan Repricing Protection ..................................................................................................... 8283 SECTION 2.16. Permitted Debt Exchanges ..................................................................................................... 8283 ARTICLE III Taxes, Increased Costs Protection and Illegality SECTION 3.01. Taxes. ..................................................................................................................................... 8486 SECTION 3.02. Illegality ................................................................................................................................. 8788 SECTION 3.03. Inability to Determine Rates .................................................................................................. 8788 SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.................................................................................................................................. 8890 SECTION 3.05. Funding Losses ...................................................................................................................... 8991 SECTION 3.06. Matters Applicable to All Requests for Compensation. ......................................................... 8991 SECTION 3.07. Replacement of Lenders under Certain Circumstances ......................................................... 8992 SECTION 3.08. Survival .................................................................................................................................. 9092 Exhibit 10.1

-ii- ARTICLE IV Conditions Precedent to Borrowings SECTION 4.01. Conditions to Closing Date .................................................................................................... 9093 ARTICLE V Representations and Warranties SECTION 5.01. Existence, Qualification and Power; Compliance with Laws ................................................ 9395 SECTION 5.02. Authorization; No Contravention ........................................................................................... 9395 SECTION 5.03. Governmental Authorization.................................................................................................. 9395 SECTION 5.04. Binding Effect ........................................................................................................................ 9396 SECTION 5.05. Financial Statements; No Material Adverse Effect. ............................................................... 9496 SECTION 5.06. Litigation ................................................................................................................................ 9496 SECTION 5.07. Labor Matters ......................................................................................................................... 9496 SECTION 5.08. Ownership of Property; Liens ................................................................................................ 9497 SECTION 5.09. Environmental Matters........................................................................................................... 9597 SECTION 5.10. Taxes ...................................................................................................................................... 9597 SECTION 5.11. ERISA Compliance. ............................................................................................................... 9597 SECTION 5.12. Subsidiaries ............................................................................................................................ 9698 SECTION 5.13. Margin Regulations; Investment Company Act. .................................................................... 9698 SECTION 5.14. Disclosure .............................................................................................................................. 9698 SECTION 5.15. Intellectual Property; Licenses, Etc. ...................................................................................... 9698 SECTION 5.16. Solvency ................................................................................................................................ 9699 SECTION 5.17. Use of Proceeds ..................................................................................................................... 9699 SECTION 5.18. PATRIOT Act ........................................................................................................................ 9799 SECTION 5.19. Economic Sanctions, OFAC and Anti-Corruption Laws. ...................................................... 9799 SECTION 5.20. Collateral Documents............................................................................................................. 9799 SECTION 5.21. EEA Financial Institution ...................................................................................................... 9799 ARTICLE VI Affirmative Covenants SECTION 6.01. Financial Statements ............................................................................................................ 97100 SECTION 6.02. Certificates; Other Information ............................................................................................ 99101 SECTION 6.03. Notices ............................................................................................................................... 100102 SECTION 6.04. Payment of Taxes ............................................................................................................... 100103 SECTION 6.05. Preservation of Existence, Etc. .......................................................................................... 100103 SECTION 6.06. Maintenance of Properties ................................................................................................. 101103 SECTION 6.07. Maintenance of Insurance. ................................................................................................. 101103 SECTION 6.08. Compliance with Laws ...................................................................................................... 101103 SECTION 6.09. Books and Records ............................................................................................................ 101104 SECTION 6.10. Inspection Rights ............................................................................................................... 101104 SECTION 6.11. Covenant to Guarantee Obligations and Give Security ..................................................... 102104 SECTION 6.12. Compliance with Environmental Laws .............................................................................. 104106 SECTION 6.13. Further Assurances and Post-Closing Covenant ................................................................ 104106 SECTION 6.14. Maintenance of Ratings ..................................................................................................... 105107 SECTION 6.15. Post-Closing Matters .......................................................................................................... 105107 Exhibit 10.1

Exhibit 10.1

ARTICLE VII

Negative Covenants

SECTION 7.01. Liens ~~105~~108
SECTION 7.02. Investments ~~106~~108
SECTION 7.03. Indebtedness ~~106~~108
SECTION 7.04. Fundamental Changes ~~106~~109
SECTION 7.05. Dispositions ~~108~~110
SECTION 7.06. Restricted Payments ~~110~~112
SECTION 7.07. Change in Nature of Business ~~114~~116
SECTION 7.08. Transactions with Affiliates ~~114~~116
SECTION 7.09. Burdensome Agreements ~~116~~118
SECTION 7.10. Use of Proceeds ~~117~~119
SECTION 7.11. Accounting Changes ~~117~~119
SECTION 7.12. Prepayments, Etc., of Indebtedness ~~117~~119
SECTION 7.13. Holdings and Sub Holdco ~~118~~120

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01. Events of Default ~~118~~120
SECTION 8.02. Remedies upon Event of Default ~~120~~122
SECTION 8.03. Exclusion of Immaterial Subsidiaries ~~120~~122
SECTION 8.04. Application of Funds ~~120~~123

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01. Appointment and Authorization of the Administrative Agent. ~~121~~123
SECTION 9.02. Rights as a Lender ~~121~~124
SECTION 9.03. Exculpatory Provisions ~~122~~124
SECTION 9.04. Reliance by the Administrative Agent ~~123~~125
SECTION 9.05. Delegation of Duties ~~123~~125
SECTION 9.06. Non-Reliance on Administrative Agent and Other Lenders; Disclosure of Information by Agents ~~123~~125
SECTION 9.07. Indemnification of Agents ~~123~~126
SECTION 9.08. No Other Duties; Other Agents, Arrangers, Managers, Etc ~~124~~126
SECTION 9.09. Resignation of Administrative Agent ~~124~~126
SECTION 9.10. Administrative Agent May File Proofs of Claim ~~125~~127
SECTION 9.11. Collateral and Guaranty Matters ~~125~~127
SECTION 9.12. Appointment of Supplemental Administrative Agents. ~~126~~128
SECTION 9.13. Intercreditor Agreements ~~127~~129
SECTION 9.14. Secured Cash Management Agreements and Secured Hedge Agreements ~~127~~129
SECTION 9.15. Withholding Tax ~~127~~129
SECTION 9.16. Lender Representation. 130

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments, Etc ~~128~~131
SECTION 10.02. Notices and Other Communications; Facsimile Copies ~~129~~133
SECTION 10.03. No Waiver; Cumulative Remedies ~~131~~135

-iii-

-iv- SECTION 10.04. Attorney Costs and Expenses ............................................................................................. 131135 SECTION 10.05. Indemnification by the Borrower ....................................................................................... 131135 SECTION 10.06. Marshaling; Payments Set Aside ....................................................................................... 132136 SECTION 10.07. Successors and Assigns...................................................................................................... 133136 SECTION 10.08. Confidentiality ................................................................................................................... 138141 SECTION 10.09. Setoff.................................................................................................................................. 138142 SECTION 10.10. Interest Rate Limitation ..................................................................................................... 139142 SECTION 10.11. Counterparts; Integration; Effectiveness ............................................................................ 139142 SECTION 10.12. Electronic Execution of Assignments and Certain Other Documents ................................ 139143 SECTION 10.13. Survival of Representations and Warranties ...................................................................... 139143 SECTION 10.14. Severability ........................................................................................................................ 139143 SECTION 10.15. GOVERNING LAW. ......................................................................................................... 140143 SECTION 10.16. WAIVER OF RIGHT TO TRIAL BY JURY .................................................................... 140144 SECTION 10.17. Binding Effect .................................................................................................................... 140144 SECTION 10.18. Lender Action .................................................................................................................... 140144 SECTION 10.19. Use of Name, Logo, Etc. .................................................................................................... 141144 SECTION 10.20. PATRIOT Act .................................................................................................................... 141144 SECTION 10.21. Service of Process .............................................................................................................. 141144 SECTION 10.22. No Advisory or Fiduciary Responsibility .......................................................................... 141145 SECTION 10.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ......................... 141145 SECTION 10.24. Flood Insurance Matters .................................................................................................... 142145 Exhibit 10.1

-v- SCHEDULES I Guarantors 1.01A [Reserved] 1.01B Mortgaged Properties 1.01C Material Foreign Subsidiaries 1.01D Excluded Subsidiaries 2.01 Commitments 5.12 Subsidiaries and Other Equity Investments 6.15 Post-Closing Matters 7.01 Existing Liens 7.02 Existing Investments 7.03 Existing Indebtedness 7.08 Transactions with Affiliates 7.09 Existing Restrictions 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Note C Compliance Certificate D Assignment and Assumption E Guaranty F Security Agreement G [Intentionally Omitted] H-1 ABL Intercreditor Agreement H-2 First Lien Intercreditor Agreement H-3 Junior Lien Intercreditor Agreement I United States Tax Compliance Certificate J [Intentionally Omitted] K Form of Solvency Certificate L Form of Discount Range Prepayment Notice M Form of Discount Range Prepayment Offer N Form of Solicited Discounted Prepayment Notice O Form of Acceptance and Prepayment Notice P Form of Specified Discount Prepayment Notice Q Form of Solicited Discounted Prepayment Offer R Form of Specified Discount Prepayment Response Exhibit 10.1

-1- CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of June 9, 2016, as amended by Amendment No. 1, dated as of March 22, 2017, as further amended by Amendment No. 2, dated as of December 19, 2017, by and among NEON FINANCE COMPANY LLC, a Delaware limited liability company (“Merger Sub 3”), to be merged with and into NEXEO SOLUTIONS, LLC, a Delaware limited liability company (the “Company”), NEON HOLDING COMPANY LLC, a Delaware limited liability company (“Merger Sub 1”), to be merged with and into NEXEO SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), NEXEO SOLUTIONS SUB HOLDING CORP., a Delaware corporation (“Sub Holdco”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”). PRELIMINARY STATEMENTS A. Pursuant to the terms of the Acquisition Agreement, on the Closing Date, Merger Sub 1 will merge with and into Holdings (the “Merger”), with Holdings surviving such Merger. On the Closing Date, following the Acquisition, Merger Sub 3 will merge with and into the Company (the “Borrower Merger”), with the Company surviving such Borrower Merger. B. The SPAC will contribute all funds available in the Trust Account (as defined in the Acquisition Agreement), which holds funds contributed from the public investors and held by the SPAC for the purposes of undertaking business combination(s), subject to any redemptions required under applicable Law, to Merger Sub 1 and Merger Sub 2 (the “Trust Account Contribution”). One or more of the Investors will directly or indirectly make cash contributions to the SPAC (with all contributions to the SPAC to be in the form of common equity), which will be further contributed to the common equity of Merger Sub 1 and Merger Sub 2, in an aggregate amount equal to, when combined with the fair market value of all capital contributions and investments by management and existing equity holders of Holdings rolled over or invested in connection with the Transactions, including any equity issued in the SPAC with respect to any rolled over equity in Holdings, and together with the Trust Account Contribution, equal to at least forty percent (40%) of the sum of (i) the aggregate amount of this Facility and the ABL Facility (the “Closing Date Credit Facilities”) funded on the Closing Date (but excluding the gross proceeds of any loans borrowed on the Closing Date to fund working capital needs and OID or upfront fees (including by any increase in the aggregate principal amount of the Closing Date Credit Facilities) pursuant to “market flex” provisions in the Fee Letter) plus (ii) the equity capitalization of the SPAC and its subsidiaries on the Closing Date after giving effect to the Transactions (such contribution and rollover, collectively, the “Equity Contribution”). B. To consummate the Transactions, the Borrower has requested that the Lenders extend credit in the form of Loans on the Closing Date in an aggregate principal amount of $655,000,000. C. To consummate the Transactions, the Borrower will also borrow asset-based revolving loans and obtain commitments under the ABL Facility. D. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions and Accounting Terms SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “ABL Administrative Agent” means Bank of America in its capacity as administrative agent and collateral agent under the ABL Facility Documentation, or any successor administrative agent and collateral agent under the ABL Facility Documentation. Exhibit 10.1

-2- “ABL Facility” means that certain senior secured asset-based revolving credit facility dated on or about the Closing Date by and among Holdings, Sub Holdco, the Borrower, the other borrowers party thereto, the lenders party thereto in their capacities as lenders thereunder and Bank of America, N.A., as agent, and the other agents party thereto, including any related notes, collateral documents, letters of credit and guarantees, instruments and agreements executed in connection therewith, and any appendices, exhibits or schedules to any of the foregoing (as the same may be in effect from time to time), and any amendments, supplements, modifications, extensions, renewals, restatements, refundings or refinancings thereof (whether with the original agents and lenders or other agents or lenders or otherwise, and whether provided under the original credit agreement or other credit agreements or otherwise) and any indenture, guarantees, credit facilities or commercial paper facilities with banks or other institutional lenders or investors that replace, refund, exchange or refinance any part of the loans, notes, guarantees, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under clause (1) of the definition of Permitted Indebtedness). “ABL Facility Documentation” means the ABL Facility and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith. “ABL First Lien Collateral” means all the “ABL First Lien Collateral” as defined in the ABL Intercreditor Agreement. “ABL Intercreditor Agreement” means the intercreditor agreement to be dated as of the Closing Date among the Administrative Agent, the Collateral Agent, the ABL Administrative Agent and the Loan Parties, substantially in the form attached as Exhibit H-1 or any other intercreditor agreement among the ABL Administrative Agent, one or more Senior Representatives of Permitted Additional Pari Debt, Permitted Junior Priority Debt, Other Junior Secured Debt, Credit Agreement Refinancing Indebtedness or any Refinancing Indebtedness in respect thereof, the Administrative Agent and the Collateral Agent on terms that are no less favorable in any material respect to the Secured Parties than those contained in the form attached as Exhibit H-1. “Acceptable Discount” has the meaning specified in Section 2.03(a)(iv)(D)(2). “Acceptable Prepayment Amount” has the meaning specified in Section 2.03(a)(iv)(D)(3). “Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit O. “Acceptance Date” has the meaning specified in Section 2.03(a)(iv)(D)(2). “Accounting Changes” has the meaning specified in Section 1.03(d). “Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable. “Acquired Entity or Business” has the meaning specified in the definition of the term “EBITDA.” “Acquisition” means (i) the Merger and (ii) the merger of Merger Sub 2 with and into Blocker, with Blocker surviving such merger. “Acquisition Agreement” means the Agreement and Plan of Merger, dated as of March 21, 2016, among inter alios, Merger Sub 1, Merger Sub 2, the Company and Holdings. “Additional Lender” means, at any time, any bank, other financial institution or institutional investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Loan in accordance with Section 2.12 or (b) Other Loans pursuant to a Refinancing Amendment in accordance with Section 2.13; provided Exhibit 10.1

-3- that each Additional Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender at such time) shall be subject to the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed), in each case to the extent any such consent would be required from the Administrative Agent under Section 10.07(b)(iii)(B) for an assignment of Loans to such Additional Lender. “Additional Term B Commitment” means, with respect to the Additional Term B Lender, its commitment to make a Term B Loan on the Amendment No. 1 Effective Date in an amount described in the recitals to Amendment No. 1. “Additional Term B Lender” means the Person identified as such on the applicable signature page to Amendment No. 1. “Additional Term B-1 Commitment” means, with respect to the Additional Term B-1 Lender, its commitment to make a Term B-1 Loan on the Amendment No. 2 Effective Date in an amount described in the recitals to Amendment No. 2. “Additional Term B-1 Lender” means the Person identified as such on the applicable signature page to Amendment No. 2. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Transaction” has the meaning assigned to such term in Section 7.08. “Affiliated Debt Fund” means an Affiliated Lender that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and with respect to which the Investors that, directly or indirectly, are involved in exercising discretion with respect to the Investors’ investment in the Equity Interests of Holdings, the Borrower or any of their respective Subsidiaries do not also, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such Affiliated Lender. “Affiliated Lender” means, at any time, any Lender that is an Investor or an Affiliate of the Investors (other than Holdings, the Borrower or any of their respective Subsidiaries) at such time. “After Year-End Payment” has the meaning assigned to such term in Section 2.03(b)(i). “Agent Parties” has the meaning specified in Section 10.02(d). “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents, attorneys-in-fact, partners, trustees and advisors of such Persons and of such Persons’ Affiliates. Exhibit 10.1

-4- “Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Supplemental Administrative Agents (if any) and the Arrangers. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof. “All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, a Eurodollar Rate or Base Rate floor greater than any floor then applicable to the Loans of the applicable Class (but, with respect to any such floor, only to the extent an increase in the interest rate floor in such Loans would cause an increase in the interest rate then in effect thereunder), respectively (with such increased amount being equated to interest margins for purposes of determining any increase to the Applicable Rate), or otherwise; provided that OID and upfront fees shall be equated to an interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, commitment fees, structuring fees or underwriting or similar fees not generally paid to lenders in connection with such Indebtedness. “Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of March 22, 2017, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto. “Amendment No. 1 Consenting Lender” means each Lender that at or prior to the Amendment No. 1 Effective Date provided the Administrative Agent with a counterpart to Amendment No. 1 executed by such Lender. “Amendment No. 1 Effective Date” has the meaning set forth in Amendment No. 1. “Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of December 19, 2017, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto. “Amendment No. 2 Consenting Lender” means each Lender that at or prior to the Amendment No. 2 Effective Date provided the Administrative Agent with a counterpart to Amendment No. 2 executed by such Lender. “Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 2. “Annual Financial Statements” means the audited consolidated balance sheets of Holdings and its Restricted Subsidiaries as of the fiscal years ended September 30, 2014 and September 30, 2015, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for Holdings and its Restricted Subsidiaries for the fiscal years ended September 30, 2014 and September 30, 2015. “Applicable Discount” has the meaning specified in Section 2.03(a)(iv)(C)(2). “Applicable Rate” means a percentage per annum equal to (a) for Eurodollar Rate Loans, 3.753.25% and (b) for Base Rate Loans, 2.752.25%. “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Arrangers” means Bank of America, N.A., Jefferies Finance LLC, and Deutsche Bank Securities Inc. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. Exhibit 10.1

-5- “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D or any other form approved by the Administrative Agent. “Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel. “Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Loan Prepayment pursuant to Section 2.03(a)(iv); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent. “Available Amount” means, at any time, the excess of (i) the sum (without duplication) of: (a) the greater of (i) $25,000,000 and (ii) 12.5% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period; plus (b) 50.0% of the Consolidated Net Income (not to be less than zero) of Holdings for the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which the Closing Date occurs to the end of Holdings’ most recently ended fiscal quarter for which internal financial statements are available at such time; plus (c) 100.0% of the aggregate net cash proceeds and the fair market value of marketable securities or other property received by Holdings since immediately after the Closing Date and Not Otherwise Applied from the issue or sale of: (i) (A) Equity Interests of Holdings, including Treasury Capital Stock, but excluding cash proceeds and the fair market value of marketable securities or other property received from the sale of: (x) Equity Interests to any future, present or former employees, directors, officers, managers, distributors or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) of Holdings, any direct or indirect parent company of Holdings or any of Holdings’ Subsidiaries after the Closing Date to the extent such amounts have been applied to Restricted Payments made in accordance with Section 7.06(4); (y) Designated Preferred Stock; and (B) to the extent such net cash proceeds are actually contributed to Holdings, Equity Interests of any direct or indirect parent company of Holdings (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such company or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with Section 7.06(4)); or (ii) debt securities of Holdings that have been converted into or exchanged for such Equity Interests of Holdings; provided that this clause (c) shall not include the proceeds from (W) Refunding Capital Stock, (X) Equity Interests or convertible debt securities of Holdings sold to a Restricted Subsidiary, (Y) Disqualified Stock or debt securities that have been converted into Disqualified Stock or (Z) Excluded Contributions; plus Exhibit 10.1

-6- (d) 100.0% of the aggregate amount of cash and the fair market value of marketable securities or other property contributed to the capital of Holdings following the Closing Date and Not Otherwise Applied (other than by a Restricted Subsidiary); plus (e) 100.0% of the aggregate amount received in cash and the fair market value of marketable securities or other property received by means of: (i) the sale or other disposition (other than to Holdings or a Restricted Subsidiary) of Restricted Investments made by Holdings or the Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from Holdings or the Restricted Subsidiaries (other than by Holdings or a Restricted Subsidiary) and repayments of loans or advances which constitute Restricted Investments made by Holdings or the Restricted Subsidiaries, in each case after the Closing Date; or (ii) the sale (other than to Holdings or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary or a dividend from an Unrestricted Subsidiary after the Closing Date (in each case, only to the extent the Investment in such Unrestricted Subsidiary was a Restricted Investment); plus (f) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Closing Date, the fair market value of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary to the extent the Investment in such Unrestricted Subsidiary was a Restricted Investment; plus (g) the aggregate amount of Retained Declined Proceeds during the period from the Business Day immediately following the Closing Date; over (ii) the sum of (a) the aggregate amount of Restricted Investments, (b) the aggregate amount of Restricted Payments previously made in reliance on clauses (1) (with respect to the payment of dividends declared pursuant to clause (15) of Section 7.06) and (15) of Section 7.06 and (c) the aggregate amount expended pursuant to Section 7.12(a)(i)(F). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank of America” means Bank of America, N.A., a national banking association, acting in its individual capacity, and its successors and assigns. “Bank Products” means any facilities or services related to cash management, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements and commercial credit card and merchant card services. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. Exhibit 10.1

-7- “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocker” has the meaning specified in the Acquisition Agreement. “Borrower” means (a) prior to the consummation of the Borrower Merger, Merger Sub 3 and (b) upon the and after the consummation of the Borrower Merger, the Company (including any Successor Borrower). “Borrower Materials” has the meaning specified in Section 6.02. “Borrower Merger” has the meaning specified in the Preliminary Statements of this Agreement. “Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 2.03(a)(iv)(B). “Borrower Parties” means the collective reference to Holdings and its Subsidiaries, including the Borrower, and “Borrower Party” means any one of them. “Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.03(a)(iv)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.03(a)(iv)(D). “Borrowing” means a borrowing consisting of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Rate Loans, having the same Interest Period. “Borrowing Base” means (a) 75% of the book value of accounts receivable, plus (b) 65% of the book value of inventory, in each case, of Holdings and its Restricted Subsidiaries as reflected in the balance sheet of Holdings and its Restricted Subsidiaries as of the last day of the most recently ended Test Period. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Administrative Agent’s Office is located, and if such day relates to any interest rate settings as to a Eurodollar Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurodollar Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Lease Obligations) by Holdings and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of Holdings and the Restricted Subsidiaries. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Holdings and the Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with Exhibit 10.1

-8- GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of Holdings and the Restricted Subsidiaries. “Capital Stock” means: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock. “Cash Collateral Account” means an account held at, and subject to the sole dominion and control of, the Collateral Agent. “Cash Equivalents” means: (1) Dollars; (2) (a) Canadian dollars, pounds sterling, euros or any national currency of any participating member state of the EMU; or (b) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business; (3) securities issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of twenty-four (24) months or less from the date of acquisition; (4) certificates of deposit, time deposits, guaranteed investment certificates, and eurodollar time deposits with maturities of twelve (12) months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding twelve (12) months and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the U.S. dollar equivalent as of the date of determination) in the case of non-U.S. banks; (5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (8) entered into with any financial institution or recognized securities dealer meeting the qualifications specified in clause (4) above; (6) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency) and in each case maturing within 24 months after the date of creation thereof and Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition; (7) marketable short-term money market and similar funds or securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency); Exhibit 10.1

-9- (8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency) with maturities of 24 months or less from the date of acquisition; (9) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency) with maturities of 24 months or less from the date of acquisition; (10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency); and (11) investment funds investing at least 90.0% of their assets in funds or securities of the types described in clauses (1) through (10) above. In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (a) investments of the type and maturity described in clauses (1) through (8) and clauses (10) and (11) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (11) and in this paragraph. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above; provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts. “Cash Management Bank” means any Person that is a Lender, an Agent, Joint Bookrunner or an Affiliate of any of the foregoing on the Closing Date or at the time it provides any Bank Products, whether or not such Person subsequently ceases to be a Lender, an Agent, Joint Bookrunner or an Affiliate of any of the foregoing. “Cash Management Obligations” means obligations owed by Holdings or any Restricted Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Cash Management Bank and the Borrower in writing to the Administrative Agent as “Cash Management Obligations.” “Cash Management Services” means any Bank Products. “Casualty Event” means any event that gives rise to the receipt by Holdings or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon or any involuntary loss of title) to replace or repair such equipment, fixed assets or real property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (excluding the taking effect after the date of this Agreement of a law, rule, regulation or treaty adopted prior to the date of this Agreement), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is understood and agreed that (i) the Dodd–Frank Wall Street Reform and Consumer Exhibit 10.1

-10- Protection Act (Pub. L. 111-203, H.R. 4173), all Laws relating thereto, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, for the purposes of this Agreement, be deemed to be adopted subsequent to the date hereof. “Change of Control” means the earliest to occur of: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by (1) any Person (other than any Permitted Holder), (2) Persons (other than one or more of the Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) or (3) any Person that becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of Equity Interests representing more than forty-five percent (45%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings and the percentage of the aggregate ordinary voting power so held by such Person or group is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests in Holdings held by the Permitted Holders; (b) during any period of twelve (12) consecutive months, a majority of the seats (other than vacant seats) on the board of directors of Holdings ceasing to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) any “Change of Control” (or any comparable term) in any document pertaining to the ABL Facility Documentation; or (d) the Borrower ceases to be a direct or indirect wholly owned Subsidiary of Holdings (or any Successor Holdings or successor under 7.04(a)). “Claims” has the meaning set forth in the definition of “Environmental Claim”. “Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Term B Loans, Term B-1 Loans, Incremental Loans, Other Loans, Extended Loans or Replacement Loans, (b) any Commitment, refers to whether such Commitment is an Initial Term Commitment, Additional Term B Commitment, Additional Term B-1 Commitment, Other Term Commitment (and, in the case of an Other Term Commitment, the Class of Loans to which such commitment relates), a Commitment in respect of any Replacement Loan or a Commitment in respect of a Class of Loans to be made pursuant to an Incremental Amendment or an Extension Offer and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Other Term Commitments, a Commitment in respect of any Replacement Loan or a Commitment in respect of a Class of Loans to be made pursuant to an Incremental Amendment or an Extension Offer, Other Loans, Incremental Loans, Extended Loans and Replacement Loans that have different terms and conditions shall be construed to be in different Classes. “Closing Date” means June 9, 2016. “Closing Date Credit Facilities” has the meaning specified in the Preliminary Statements of this Agreement. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Exhibit 10.1

-11- “Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document and any other asset in which a Lien is (or purported to be) granted pursuant to any Collateral Document and shall include the Mortgaged Properties. “Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Collateral Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01 or, after the Closing Date, pursuant to Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto; (b) all Obligations shall have been unconditionally guaranteed by Holdings, Sub Holdco, each Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic Subsidiary and not an Excluded Subsidiary including those that are listed on Schedule I hereto (each, a “Guarantor”), and any Restricted Subsidiary of the Borrower that Guarantees any Indebtedness incurred by the Borrower or a Guarantor pursuant to the ABL Facility, any Junior Financing or any Permitted Additional Pari Debt (or, in each case, any Indebtedness that constitutes Refinancing Indebtedness thereof) shall be a Guarantor hereunder; (c) the Obligations and the Guaranty shall have been secured by a first-priority security interest (subject to non-consensual Liens permitted by Section 7.01) in (i) all the Equity Interests of the Borrower, (ii) all Equity Interests of each direct, wholly owned Material Domestic Subsidiary (other than a Material Domestic Subsidiary described in the following clause (iii)(A)) that is directly owned by the Borrower or any Subsidiary Guarantor and (iii) (A) 65% of the issued and outstanding Equity Interests that are Voting Stock and 100% of the issued and outstanding Equity Interest that are not Voting Stock of each wholly owned Material Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that is a Domestic Foreign Holding Company and (B) 65% of the issued and outstanding Equity Interests that are Voting Stock and 100% of the issued and outstanding Equity Interest that are not Voting Stock of each wholly owned Material Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected first-priority security interest (to the extent such security interest may be perfected by delivering certificated securities or promissory notes, filing financing statements under the Uniform Commercial Code or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in substantially all tangible and intangible personal property of the Borrower and each Guarantor (including accounts (other than any Securitization Assets), inventory, equipment, investment property, contract rights, applications and registrations of intellectual property filed in the United States, other general intangibles, and proceeds of the foregoing), in each case, with the priority required by the Collateral Documents, in each case subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents; provided that any such security interests in ABL First Lien Collateral shall be subject to the terms of the ABL Intercreditor Agreement, provided further that any such security interests in Collateral shall be subject to the terms of the First Lien Intercreditor Agreement, if any, and the Junior Lien Intercreditor Agreement, if any, to the extent applicable; (e) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property required to be delivered pursuant to Sections 6.11 and 6.13(b), as applicable, duly executed and delivered by the record owner of such property, and (ii) each of the other documents required to be delivered pursuant to Section 6.11 and 6.13, as applicable. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, surveys, abstracts or appraisals with respect to, particular assets if and for so long as, in the reasonable judgment of the Collateral Agent and the Borrower, the cost of creating or perfecting such pledges Exhibit 10.1

-12- or security interests in such assets or obtaining title insurance, surveys abstracts or appraisals in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Collateral Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary: (A) the Collateral and Guarantee Requirement shall not apply to any Excluded Property; (B) no deposit account control agreement, securities account control agreement shall be required with respect to any deposit account or securities account except to the extent required under the ABL Facility; provided, however, that this requirement shall be deemed satisfied for so long as the ABL Administrative Agent is acting as agent for the benefit of the Collateral Agent pursuant to the ABL Intercreditor Agreement with respect to any deposit account control agreement or securities account control agreement to which the ABL Administrative Agent is a party; provided, further, however, that in no event shall the Borrower or any Guarantor be required to execute or deliver (or maintain in effect) any deposit account control agreement or securities account control agreement if there is no ABL Facility then in effect or such control agreement is not otherwise required to be delivered to the ABL Administrative Agent under the terms of the ABL Facility; (C) no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.); and (D) no stock certificates of Immaterial Subsidiaries shall be required to be delivered to the Collateral Agent. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Agents and the Lenders pursuant to Sections 4.01, 6.11 or 6.13, the Guaranty, the Security Agreement, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement (if any), the Junior Lien Intercreditor Agreement (if any) and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means, as to each Lender, its obligation to make a Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Loan to be made by such Lender under this Agreement, as such commitment may be reduced or increased from time to time pursuant to (a) assignments by or to such Lender pursuant to an Assignment and Assumption, (b) an Incremental Amendment or (c) a Refinancing Amendment. “Committed Loan Notice” means a notice of (a) a Borrowing with respect to a given Class of Loans, (b) a conversion of Loans of a given Class from one Type to the other, or (c) a continuation of Eurodollar Rate Loans of a given Class, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Company” has the meaning specified in the introductory paragraph to this Agreement. Exhibit 10.1

-13- “Company Material Adverse Effect” means a “Company Material Adverse Effect” as defined in the Acquisition Agreement. “Compliance Certificate” means a certificate substantially in the form of Exhibit C, which certificate shall in any event be a certificate of either the chief financial officer or the treasurer of the Borrower (a) certifying as to whether a Default has occurred and is continuing and, if applicable, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations, in the case of financial statements delivered under Section 6.01(a), beginning with the financial statements for the fiscal year of the Borrower ending September 30, 2017, of Excess Cash Flow for such fiscal year, (c) commencing with the certificate delivered pursuant to Section 6.02(a) for the fiscal quarter ending September 30, 2016, setting forth a calculation of the First Lien Senior Secured Net Leverage Ratio, the Secured Net Leverage Ratio and the Consolidated Net Leverage Ratio as of the end of the most recent four fiscal quarter period for which such financial statements are being delivered and (d) in the case of financial statements delivered under Section 6.01(a), setting forth a reasonably detailed calculation of the Net Cash Proceeds received during the applicable period by or on behalf of, Holdings or any of its Restricted Subsidiaries in respect of any Disposition subject to prepayment pursuant to Section 2.03(b)(ii)(A) and the portion of such Net Cash Proceeds that has been invested or are intended to be reinvested in accordance with Section 2.03(b)(ii)(B). “Consolidated Current Assets” means, as at any date of determination, the total assets of Holdings and the Restricted Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents, amounts related to current or deferred taxes based on income or profits, assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees, derivative financial instruments and any assets in respect of Hedging Obligations, and excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transaction or any consummated acquisition. “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of Holdings and the Restricted Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding (A) the current portion of any Funded Debt, (B) the current portion of interest, (C) accruals for current or deferred taxes based on income or profits, (D) accruals of any costs or expenses related to restructuring reserves or business optimization costs, (E) revolving loans, swingline loans and letter of credit obligations under the ABL Facility or any other revolving credit facility, (F) the current portion of any Capitalized Lease Obligation, (G) deferred revenue arising from cash receipts that are earmarked for specific projects, (H) liabilities in respect of unpaid earn-outs, (I) the current portion of any other long-term liabilities, (J) the current portion of deferred acquisition costs and (k) any liabilities in respect of Hedging Obligations, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transaction or any consummated acquisition. “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person, including, without duplication, the amortization of deferred financing fees and costs, debt issuance costs, commissions, fees and expenses, capitalized expenditures, customer acquisition costs and incentive payments, conversion costs, contract acquisition costs, amortization of favorable and unfavorable lease assets or liabilities and Capitalized Software Expenditures of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of: (1) consolidated interest expense in respect of Indebtedness of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of OID resulting from the issuance of Indebtedness (other than the Initial Term Loans, the Term B Loans, the Term B-1 Loans and the ABL Facility) at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers, acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative Exhibit 10.1

-14- instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations and (e) net payments, if any, made (less net payments, if any, received), pursuant to interest rate Hedging Obligations with respect to Indebtedness, and excluding (t) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting in connection with the Transaction or any acquisition, (u) penalties and interest relating to taxes (including, for the avoidance of doubt, accrued interest with respect to payments pursuant to the terms of the Tax Receivable Agreement), (v) any “additional interest” or “liquidated damages” with respect to any debt securities for failure to timely comply with registration rights obligations, (w) amortization of OID, deferred financing fees and costs, debt issuance costs, commissions, fees and expenses and discounted liabilities, (x) any expensing of bridge, commitment and other financing fees, (y) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Facility and (z) any accretion of accrued interest on discounted liabilities); plus (2) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less (3) interest income of such Person and its Restricted Subsidiaries for such period. For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided that, without duplication, (1) the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application, in each case, in accordance with GAAP) and changes as a result of the adoption or modification of accounting policies during such period shall be excluded; (2) any net after-tax effect of gains or losses attributable to asset dispositions or abandonments (including any disposal of abandoned or discontinued operations) or the sale or other disposition of any Capital Stock of any Person other than in the ordinary course of business as determined in good faith by Holdings shall be excluded; (3) the net income for such period of any Person that is an Unrestricted Subsidiary or any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be excluded; provided that Consolidated Net Income of Holdings shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent converted into cash or Cash Equivalents) to Holdings or a Restricted Subsidiary thereof in respect of such period and the net losses of any such Person shall only be included to the extent funded with cash from Holdings or any Restricted Subsidiary; (4) solely for the purpose of determining clause (i)(a) of the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been (a) legally waived or otherwise released; provided that Consolidated Net Income of Holdings will be increased by the amount of dividends or other distributions or other payments actually paid in cash or Cash Equivalents (or to the extent converted into cash or Cash Equivalents) to Holdings or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein; Exhibit 10.1

-15- (5) effects of adjustments (including the effects of such adjustments pushed down to Holdings and its Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue, debt line items and other noncash charges in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of recapitalization accounting or, if applicable, purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded; (6) any net after-tax effect of income (loss) from the early extinguishment, cancellation or conversion of (a) Indebtedness, (b) Hedging Obligations or (c) other derivative instruments shall be excluded; (7) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to goodwill, intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded; (8) any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights, equity based awards, equity incentive programs or other non-cash deemed financial charges in respect of any pension liabilities or other provisions shall be excluded, and any cash charges associated with the rollover, acceleration, or payout of Equity Interests by management of Holdings or any of its direct or indirect parent companies in connection with the Transaction shall be excluded; (9) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Disposition, incurrence or repayment of Indebtedness (including such fees, expenses or charges related to this Agreement and the ABL Facility), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of this Agreement or the ABL Facility) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded; (10) accruals and reserves that are established within twelve (12) months after the Closing Date that are so required to be established as a result of the Transaction (or within twelve (12) months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP shall be excluded; (11) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any investment, acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as Holdings has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is (i) not denied by the applicable carrier (without any right of appeal thereof) within 180 days and (ii) in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded; (12) to the extent covered by insurance and actually reimbursed, or, so long as Holdings has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 day period), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded; (13) any net unrealized gain or loss (after any offset) resulting in such period from Hedging Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification 815 and related pronouncements shall be excluded; Exhibit 10.1

-16- (14) any net unrealized gain or loss (after any offset) resulting in such period from currency translation and transaction gains or losses including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from Hedging Obligations for currency exchange risk) and any other monetary assets and liabilities shall be excluded; (15) effects of adjustments to accruals and reserves during a prior period relating to any change in the methodology of calculating reserves for returns, rebates and other chargebacks (including government program rebates) shall be excluded; and (16) (a) payments pursuant to the terms of the Tax Receivable Agreement shall be excluded and (b) gains or losses resulting from the remeasurement of obligations under the Tax Receivable Agreement shall be excluded. In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any Investment permitted by Section 7.02 or any Disposition permitted by Section 7.05. Notwithstanding the foregoing, for the purpose of determining the Available Amount (other than clause (i)(d) of such definition), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by Holdings and its Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from Holdings and its Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by Holdings or any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the Available Amount pursuant to clause (i)(d) thereof. “Consolidated Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) the Consolidated Total Indebtedness of Holdings and its Restricted Subsidiaries as of the last day of such Test Period to (b) EBITDA of Holdings and its Restricted Subsidiaries for such Test Period. “Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to the sum of (1) the aggregate amount of all outstanding Indebtedness of Holdings and the Restricted Subsidiaries on a consolidated basis consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Lease Obligations and debt obligations evidenced by promissory notes and similar instruments, as determined in accordance with GAAP (excluding for the avoidance of doubt all undrawn amounts under revolving credit facilities and letters of credit and all obligations under Qualified Securitization Facilities and all Hedging Obligations) plus (2) the aggregate amount of all outstanding Disqualified Stock of Holdings and all Preferred Stock of the Restricted Subsidiaries on a consolidated basis (excluding, for the avoidance of doubt, any intercompany obligations among Holdings and the Restricted Subsidiaries of this nature), with the amount of such Disqualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences and maximum fixed repurchase prices, in each case determined on a consolidated basis in accordance with GAAP minus (3) the aggregate amount of cash and cash equivalents of Holdings and its Restricted Subsidiaries on such date. For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or Preferred Stock as if such Disqualified Stock or Preferred Stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or Preferred Stock, such fair market value shall be determined reasonably and in good faith by the Borrower. The U.S. dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency will reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations for currency exchange risks with respect to the applicable currency in effect on the date of determination of the U.S. dollar- equivalent principal amount of such Indebtedness. “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities. Exhibit 10.1

-17- “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow.” “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Investor, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in Holdings and/or other companies. “Converted Initial Term Loan” means the full amount of each Initial Term Loan held by each Amendment No. 1 Consenting Lender immediately prior to the effectiveness of Amendment No. 1 that has indicated on its signature page to Amendment No. 1 that it wishes to convert its Initial Term Loan to a Term B Loan (or, if less than the full amount, the amount notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date). “Converted Restricted Subsidiary” has the meaning specified in the definition of “EBITDA.” “Converted Term B Loan” means the full amount of each Term B Loan held by each Amendment No. 2 Consenting Lender immediately prior to the effectiveness of Amendment No. 2 that has indicated on its signature page to Amendment No. 2 that it wishes to convert its Term B Loan to a Term B-1 Loan (or, if less than the full amount, the amount notified to such Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date). “Converted Unrestricted Subsidiary” has the meaning specified in the definition of “EBITDA.” “Credit Agreement Refinancing Indebtedness” means any Other Loans or other Indebtedness designated in writing to the Administrative Agent by a Responsible Officer of the Borrower as Credit Agreement Refinancing Indebtedness on or prior to the date of incurrence, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Loans (“Refinanced Term Debt”); provided that such exchanging, extending, renewing, replacing or refinancing Indebtedness (i) is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Term Debt except by an amount equal (a) to unpaid accrued interest and premium (including tender premium) thereon, plus (b) upfront fees and OID and commissions and underwriter discounts on such exchanging, extending, renewing, replacing or refinancing Indebtedness, plus (c) other costs, fees and expenses Exhibit 10.1

-18- actually incurred in connection with such exchange, modification, refinancing, refunding, renewal, replacement or extension; plus (d) any utilization of available capacity for Indebtedness under Section 7.03; (ii) will have a final maturity date no earlier than, and will have a Weighted Average Life to Maturity equal to or greater than, the Loans being refinanced, (iii) will not permit any Restricted Subsidiary to be a borrower or guarantor with respect to such Indebtedness unless such Restricted Subsidiary is the Borrower or a Subsidiary Guarantor (which shall have previously or substantially concurrently guaranteed the Obligations), (iv) shall not be secured by any assets not previously securing the Obligations unless such assets substantially concurrently secure the Obligations, (v) to the extent that such Indebtedness is secured by a Lien on the Collateral, will provide that a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the ABL Intercreditor Agreement and the First Lien Intercreditor Agreement (if secured on a pari passu basis with the Initial Term Loans, the Term B Loans or the Term B-1 Loans) or the Junior Lien Intercreditor Agreement (if secured on a junior basis to the Initial Term Loans, the Term B Loans or the Term B-1 Loans), (vi) if such Indebtedness is Other Loans, will rank pari passu in right of payment and security with the other Loans and Commitments hereunder and (vii) will have terms and conditions at the time of issuance or incurrence (excluding pricing terms, fees, premiums, optional prepayment or redemption terms, financial or other covenants or other provisions that are applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is incurred or obtained) that in the good faith determination of the Borrower reflect market terms and conditions at the time of issuance of incurrence; provided, further, that if any such Credit Agreement Refinancing Indebtedness contains any financial maintenance covenants, such financial maintenance covenants shall be added for the benefit of the Lenders hereunder. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning specified in Section 2.03(b)(vi). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to the outstanding principal amount of any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan (giving effect to Section 2.02(c)) plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws. “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by Holdings or a Restricted Subsidiary in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of Cash Equivalents received in connection with a subsequent sale, redemption or repurchase of or collection or payment on such Designated Non-Cash Consideration. “Designated Preferred Stock” means Preferred Stock of Holdings or any direct or indirect parent company thereof (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by Holdings or any of its Subsidiaries) and is so designated as Designated Preferred Stock pursuant to a certificate of a Responsible Officer, on the issuance date thereof, the cash proceeds of which are excluded from the calculation of the Available Amount. “Discharge” means, with respect to any Indebtedness, the repayment, prepayment, repurchase (including pursuant to an offer to purchase), redemption, defeasance or other discharge of such Indebtedness, in any such case in whole or in part. “Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.03(a)(iv)(B)(2). Exhibit 10.1

-19- “Discount Range” has the meaning assigned to such term in Section 2.03(a)(iv)(C)(1). “Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.03(a)(iv)(C)(1). “Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.03(a)(iv)(C) substantially in the form of Exhibit L. “Discount Range Prepayment Offer” means the irrevocable written offer by a Lender, substantially in the form of Exhibit M, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice. “Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.03(a)(iv)(C)(1). “Discount Range Proration” has the meaning assigned to such term in Section 2.03(a)(iv)(C)(3). “Discounted Loan Prepayment” has the meaning assigned to such term in Section 2.03(a)(iv)(A). “Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.03(a)(iv)(D)(3). “Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.03(a)(iv)(B), Section 2.03(a)(iv)(C) or Section 2.03(a)(iv)(D), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent. “Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary, as applicable, and its Restricted Subsidiaries. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Lease-Back Transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Lenders” means (i) such Persons that have been specified in writing to the Administrative Agent and Arrangers by the Borrower prior to March 21, 2016, (ii) competitors of the Borrower and its Subsidiaries that have been specified in writing to the Administrative Agent from time to time by the Borrower and (iii) any of their Affiliates (other than in the case of clause (ii), Affiliates that are bona fide debt funds) that are (x) identified in writing from time to time to the Administrative Agent by the Borrower or (y) reasonably identifiable on the basis of such Affiliates’ names; provided, in each case, that no updates to the schedule of Disqualified Lenders shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation interest in respect of the Commitments or Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders. The schedule of Disqualified Lenders shall be maintained with the Administrative Agent and may be communicated to a Lender or prospective Lender upon request to the Administrative Agent but shall not otherwise be posted or made available to Lenders. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely as a result of a change of control or asset sale) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof Exhibit 10.1

-20- (other than solely as a result of a change of control or asset sale), in whole or in part, in each case prior to the date 91 days after the earlier of the then Latest Maturity Date or the date the Loans are no longer outstanding; provided that any Capital Stock held by any future, current or former employee, director, officer, manager or consultant (or their respective Controlled Investment Affiliates (excluding Investors (but not excluding any future, current or former employee, director, officer, manager or consultant)) or Immediate Family Members), of Holdings, any of its Subsidiaries, any of its direct or indirect parent companies or any other entity in which Holdings or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors of Holdings (or the compensation committee thereof), in each case pursuant to any stock subscription or shareholders’ agreement, management equity plan or stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Stock solely because it may be required to be repurchased by Holdings or its Subsidiaries or in order to satisfy applicable statutory or regulatory obligations. “Documentation Agent” means Deutsche Bank AG New York Branch. “Dollar” and “$” mean lawful money of the United States. “Domestic Foreign Holding Company” means any Domestic Subsidiary with no material assets other than Equity Interests and/or Indebtedness (including any Indebtedness that is treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period (1) increased (without duplication) by the following, in each case (other than clauses (i) and (l)) to the extent deducted (and not added back) in determining Consolidated Net Income for such period: (a) provision for taxes based on income or profits or capital, including, without limitation, federal, state, provincial, franchise, excise and similar taxes and foreign withholding taxes (including any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest related to such taxes or arising from tax examinations) and the net tax expense associated with any adjustments made pursuant to clauses (1) through (16) of the definition of “Consolidated Net Income”; plus (b) Fixed Charges of such Person for such period (including (w) net losses of Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate, currency or commodities risk, net of interest income and gains with respect to such obligations, (x) bank fees, (y) costs of surety bonds in connection with financing activities, and (z) amounts excluded from Consolidated Interest Expense as set forth in clauses (1)(t) through (z) in the definition thereof); plus (c) Consolidated Depreciation and Amortization Expense of such Person for such period; plus (d) the amount of any restructuring charges, accruals or reserves; plus (e) any other non-cash charges, including (A) any write offs ,write downs, expenses, losses or items reducing Consolidated Net Income for such period, (B) equity-based awards compensation expense, (C) losses on sales, disposals or abandonment of, or any impairment charges or asset write-down or write-off related to, intangible assets, long-lived assets, inventory and investments in debt and equity securities and (D) all losses from investments recorded using the equity method (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period Exhibit 10.1

-21- shall be subtracted from EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus (f) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary; plus (g) the amount of management, monitoring, consulting and advisory fees (including termination and transaction fees) and related indemnities and expenses paid or accrued in such period under the Management Fee Agreement or otherwise to the Investors to the extent otherwise permitted under Section 7.08; plus (h) the amount of extraordinary, exceptional, nonrecurring or unusual losses (including all fees and expenses relating thereto) or expenses, Transaction Expenses, integration costs, transition costs, pre-opening, opening, consolidation and closing costs for facilities, costs incurred in connection with any strategic initiatives, costs or accruals or reserves incurred in connection with acquisitions after the Closing Date, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design and implementation costs), restructuring costs and curtailments or modifications to pension and postretirement employee benefit plans; plus (i) the amount of “run-rate” cost savings and synergies projected by the Borrower in good faith to result from actions either taken or expected to be taken within 18 months after the end of such period (which cost savings and synergies shall be calculated on a Pro Forma Basis as though such cost savings and synergies had been realized on the first day of such period), net of the amount of actual benefits realized from such actions (it is understood and agreed that “run-rate” means the full recurring benefit that is associated with any action taken or expected to be taken) (which adjustments may be incremental to (but not duplicative of) pro forma cost savings adjustments made pursuant to the definition of “Pro Forma Adjustment”); provided that (A) such cost savings and synergies are reasonably identifiable and reasonably attributable to the actions specified and reasonably anticipated to result from such actions and (B) amounts added pursuant to this clause (i) and the definition of “Pro Forma Adjustment” (solely in respect of Pro Forma Adjustments for “run rate” cost savings and synergies as a result of any Specified Transaction) shall not exceed 25% of EBITDA for such period (calculated prior to giving effect to any adjustment pursuant to this clause (i) and the definition of “Pro Forma Adjustment” (solely in respect of Pro Forma Adjustments for “run rate” cost savings and synergies as a result of any Specified Transaction)); plus (j) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Facility; plus (k) any costs or expenses incurred by Holdings, the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Holdings or net cash proceeds of an issuance of Equity Interest of Holdings (other than Disqualified Stock); plus (l) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of EBITDA pursuant to clause (2) below for any previous period and not added back; plus (m) any net loss from disposed or discontinued operations (excluding held-for-sale discontinued operations until actually disposed of); Exhibit 10.1

-22- (2) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period: (a) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced EBITDA in any prior period; plus (b) any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase EBITDA in such prior period; plus (c) any net income from disposed or discontinued operations (excluding held-for-sale discontinued operations until actually disposed of); plus (d) extraordinary gains and unusual or non-recurring gains (less all fees and expenses relating thereto); and (3) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of FASB Accounting Standards Codification 460, Guarantees; and (4) increased or decreased (to the extent not already included in determining EBITDA) for any Pro Forma Adjustment. There shall be included in determining EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed of by the Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition). For purposes of determining the EBITDA for any period, there shall be excluded in determining EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition). Notwithstanding the foregoing, but subject to any adjustment set forth above with respect to any transactions occurring after the Closing Date, EBITDA shall be $53,526,000, $51,605,000, $37,216,000 and $40,854,000 for the fiscal quarters ended June 30, 2015, September 30, 2015, December 31, 2015, and March 31, 2016, respectively. “ECF Percentage” has the meaning specified in Section 2.03(b)(i). “ECF Period” has the meaning specified in Section 2.03(b)(i). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. Exhibit 10.1

-23- “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Yield” means, with respect to any term loan facility or other term loans, as of any date of determination, the sum of (i) the higher of (A) the Eurodollar Rate on such date for a deposit in Dollars with a maturity of one month and (B) the Eurodollar Rate “floor,” if any, with respect thereto as of such date, (ii) the Applicable Rate (or other applicable margin) as of such date for Eurodollar Rate Loans (or other loans that accrue interest by reference to a similar reference rate) and (iii) the amount of OID and upfront fees thereon (converted to yield assuming a four- year average life and without any present value discount), but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such term loan facility or other term loans; provided that the amounts set forth in clauses (i) and (ii) above for any term loans that are not incurred under this Agreement shall be based on the stated interest rate basis for such term loans. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.07(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.07(b)(iii)). “EMU” means economic and monetary union as contemplated in the Treaty on European Union. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all applicable Laws relating to pollution or the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health. “Environmental Liability” means any liability (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Contribution” has the meaning specified in the Preliminary Statements of this Agreement. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, under Section 414(m) or (o) of the Code or Section 4001 of ERISA. Exhibit 10.1

-24- “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any of its respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any of its respective ERISA Affiliates from a Multiemployer Plan, written notification of any Loan Party or any of its respective ERISA Affiliates concerning the imposition of withdrawal liability or written notification that a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA; (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any of its respective ERISA Affiliates, (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) a failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 of the Code) with respect to a Pension Plan, whether or not waived; (h) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; (i) the imposition of a lien under Section 303(k) of ERISA or Section 412(c) of the Code with respect to any Pension Plan; (j) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); or (k) the occurrence of a nonexempt prohibited transaction with respect to any Pension Plan maintained or contributed to by any Loan Party or any of their respective ERISA Affiliates (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to any Loan Party. “euro” means the single currency of participating member states of the EMU. “Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which comparable or successor rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that, if the Eurodollar Rate as determined above shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Eurodollar Rate. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any ECF Period, an amount equal to the excess of: (a) the sum, without duplication, of: (i) Consolidated Net Income of Holdings for such period, Exhibit 10.1

-25- (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid (or required to have been paid) in a prior period, (iii) decreases in Consolidated Working Capital for such period (other than any such decreases (A) arising from acquisitions or Dispositions by Holdings and the Restricted Subsidiaries completed during such period, (B) the application of purchase accounting), (C) the effect of reclassification during such period between Consolidated Current Assets and long-term assets and Consolidated Current Liabilities and long-term liabilities (with a corresponding restatement to the prior period to give effect to such reclassification) and (D) the effect of any fluctuations in the amount of accrued and contingent obligations in respect of any Hedging Obligations); (iv) an amount equal to the aggregate net non-cash loss on Dispositions by Holdings and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, (v) the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid in such period, and (vi) cash receipts in respect of Hedging Obligations during such ECF Period to the extent not otherwise included in such Consolidated Net Income; over (b) the sum, without duplication, of: (i) an amount equal to the amount of all non-cash credits, gains and income included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (a)(ii) above) and cash charges excluded by virtue of clauses (1) through (16) of the definition of “Consolidated Net Income”, (ii) without duplication of amounts deducted pursuant to clause (xi) below in prior ECF Periods, the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period to the extent financed with (A) internally generated funds or (B) the proceeds of extensions of credit under the ABL Facility or any other revolving credit facility, in each case, of Holdings or the Restricted Subsidiaries, (iii) the aggregate amount of all principal payments and purchases of Indebtedness of Holdings and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Lease Obligations and (B) the amount of repayments of Loans pursuant to Section 2.05 and any mandatory prepayment of the ABL Facility or Loans pursuant to Section 2.03(b)(ii) to the extent required due to a Disposition or casualty event that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase, but excluding (X) all other prepayments of the ABL Facility or of the Loans), (Y) all prepayments in respect of any other revolving credit facility, except, in the case of clause (Y), to the extent there is an equivalent permanent reduction in commitments thereunder and (Z) payments of any Subordinated Indebtedness, except to the extent permitted to be paid pursuant to Section 7.12(a)) made during such period, in each case except to the extent financed with the proceeds of other Indebtedness of Holdings or the Restricted Subsidiaries, (iv) an amount equal to the aggregate net non-cash gain on Dispositions by Holdings and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income and the net cash loss on Dispositions to the extent otherwise added to arrive at Consolidated Net Income, Exhibit 10.1

-26- (v) increases in Consolidated Working Capital for such period (other than any such increases (A) arising from acquisitions or Dispositions by Holdings and the Restricted Subsidiaries completed during such period, (B) the application of purchase accounting), (C) the effect of reclassification during such period between Consolidated Current Assets and long-term assets and Consolidated Current Liabilities and long-term liabilities (with a corresponding restatement to the prior period to give effect to such reclassification) and (D) the effect of any fluctuations in the amount of accrued and contingent obligations in respect of any Hedging Obligations), (vi) cash payments by Holdings and the Restricted Subsidiaries during such period in respect of long-term liabilities of Holdings and the Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income, (vii) without duplication of amounts deducted pursuant to clauses (viii) and (xi) below or in prior ECF Periods, the amount of Investments made pursuant to clauses (3), (12), (14), (24) and (25) of the definition of Permitted Investments and acquisitions made during such period (or after such period, but prior to the date that such payments are required to be made under Section 2.03(b)(i)) to the extent that such Investments and acquisitions were financed with (A) internally generated cash flow or (B) the proceeds of extensions of credit under the ABL Facility or any other revolving credit facility, in each case, of Holdings or the Restricted Subsidiaries and not made in reliance on any basket calculated by reference to the Available Amount, (viii) the amount of Restricted Payments paid during such period pursuant to Sections 7.06(4), (5), (6)(c), (7), (12), (17) and (18), in each case to the extent such Restricted Payments were financed with internally generated cash flow of Holdings and the Restricted Subsidiaries, (ix) the aggregate amount of expenditures actually made by Holdings and the Restricted Subsidiaries from internally generated cash flow of Holdings and the Restricted Subsidiaries during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income, (x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and such payments reduced Excess Cash Flow pursuant to clause (b)(iii) above or reduced the mandatory prepayment required by Section 2.03(b)(i), (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by Holdings or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions (or other similar Investment not prohibited hereunder), Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of Holdings following the end of such period; provided that, to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions (or other similar Investment not prohibited hereunder), Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xii) the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, Exhibit 10.1

-27- (xiii) cash expenditures in respect of Hedging Obligations during such ECF Period to the extent not deducted in arriving at such Consolidated Net Income, and (xiv) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Disposition, incurrence or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of this Agreement or the ABL Facility) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Contribution” means net cash proceeds, marketable securities or Qualified Proceeds received by Holdings after the Closing Date from (1) contributions to its common equity capital; and (2) the sale (other than to a Subsidiary of Holdings or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of Holdings) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of Holdings; in each case designated as Excluded Contributions pursuant to an Officer’s Certificate executed by the principal financial officer of Holdings on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are Not Otherwise Applied. “Excluded Equity” means Equity Interests (i) of any Unrestricted Subsidiary, (ii) of any Subsidiary acquired pursuant to a Permitted Acquisition subject to assumed Indebtedness permitted pursuant to clause (25) of the definition of “Permitted Indebtedness” if such Equity Interests are pledged and/or mortgaged as security for such Indebtedness permitted pursuant to clause (9) of the definition of “Permitted Liens” and if and for so long as the terms of such Indebtedness validly prohibit the creation of any other Lien on such Equity Interests and such prohibition is not incurred in contemplation of such acquisition, (iii) constituting Voting Stock of any Foreign Subsidiary or Domestic Foreign Holding Company, in each case of the Borrower or a Domestic Subsidiary of the Borrower and not otherwise constituting Excluded Equity, in excess of 65% of the issued and outstanding Voting Stock of each such Foreign Subsidiary or Domestic Foreign Holding Company, (iv) of any Subsidiary with respect to which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom, (v) of any captive insurance companies, not-for-profit Subsidiaries or special purpose entities, (vi) to the extent requiring the consent of one or more third parties (that are not Holdings or its Subsidiaries) or prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement after giving effect to the anti-assignment provisions of the Uniform Commercial Code and other applicable Laws, Equity Interests in any Person other than wholly-owned Restricted Subsidiary that is a Material Subsidiary and (vii) constituting margin stock. “Excluded Property” means (i) any fee-owned real property that is not a Material Real Property and any leasehold interests in real property (it being understood that no action shall be required with respect to creation or perfection of security interests with respect to such leases, including to obtain landlord waivers, estoppels or collateral access letters), (ii) (A) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a Uniform Commercial Code financing statement, (B) letter of credit rights to the extent a Lien thereon cannot be perfected by the filing of a Uniform Commercial Code financing statement and (C) commercial tort claims having a value less than $5,000,000 (to the extent a Lien thereon cannot be perfected by the filing of a Uniform Commercial Code financing statement), (iii) assets for which a pledge thereof or a security interest therein is prohibited by applicable Laws after giving effect to the anti-assignment provisions of the Uniform Commercial Code and other applicable Laws, (iv) any lease, license or other agreement, or any property subject to a Exhibit 10.1

-28- purchase money security interest, Capitalized Lease Obligation or similar arrangement, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or a security interest therein would violate or invalidate such lease, license or agreement, purchase money, Capitalized Lease Obligation or similar arrangement, or create a right of termination in favor of any other party thereto (other than a Borrower or a Guarantor) after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under applicable Laws notwithstanding such prohibition, (v) assets for which a pledge thereof or a security interest therein would result in a material adverse tax consequence as reasonably determined by the Borrower (in consultation with (but without the consent of) the Administrative Agent), (vi) assets for which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the cost of creating or perfecting such pledges or security interests therein would be excessive in view of the benefits to be obtained by the Lenders therefrom, (vii) any intent-to-use trademark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant, attachment, or enforcement of a security interest therein would impair the validity or enforceability of such intent-to- use trademark application under applicable federal law and (viii) Excluded Equity. “Excluded Subsidiary” means (a) each Subsidiary listed on Schedule 1.01D hereto, (b) any Subsidiary that is not a wholly owned Subsidiary of the Borrower or a Guarantor, (c) any Domestic Subsidiary of a Foreign Subsidiary that is a CFC, (d) any Domestic Foreign Holding Company, (e) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition that, at the time of such Permitted Acquisition (or other Investment not prohibited hereunder), has assumed secured Indebtedness not incurred in contemplation of such Permitted Acquisition (or other Investment not prohibited hereunder) and each Restricted Subsidiary thereof that guarantees such Indebtedness to the extent such secured Indebtedness prohibits such Subsidiary from becoming a Guarantor, (f) [reserved], (g) any Subsidiary that is prohibited by applicable Law or by any contractual obligation existing on the Closing Date or at the time such Restricted Subsidiary is acquired (and not entered into in contemplation of such acquisition), as applicable, from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee unless such consent, approval, license or authorization has been received, (h) captive insurance companies, (i) any special purpose entity, (j) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary, (k) any Subsidiary that is a not-for-profit organization, (l) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences (including any adverse tax consequences) of providing the Guaranty shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (m) each Immaterial Subsidiary and (n) each Unrestricted Subsidiary. “Excluded Taxes” means, with respect to each Agent and each Lender, (i) any tax on such Agent’s or Lender’s net income or profits (or franchise tax in lieu of such tax on net income or profits) imposed by a jurisdiction as a result of such Agent or Lender being organized or having its principal office or applicable Lending Office located in such jurisdiction or as a result of any other present or former connection between such Agent or Lender and the jurisdiction (including as a result of such Agent or Lender carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction, other than a connection arising solely from such Agent or Lender having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Documents), (ii) any branch profits tax under Section 884(a) of the Code, or any similar tax, imposed by any other jurisdiction described in (i), (iii) other than any Foreign Lender becoming a party hereto pursuant to a Borrower’s request under Section 3.07, any U.S. federal withholding tax that is imposed on amounts payable to a Foreign Lender pursuant to a Law in effect at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) (or where the Foreign Lender is a partnership for U.S. federal income tax purposes, pursuant to a law in effect on the later of the date on which such Foreign Lender becomes a party hereto or the date on which the affected partner becomes a partner of such Foreign Lender), except, in the case of a Foreign Lender that designates a new Lending Office or is an assignee, to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Loan Party with respect to such U.S. federal withholding tax pursuant to Section 3.01, (iv) any withholding tax attributable to a Lender’s failure to comply with Section 3.01(c), (v) any U.S. federal withholding tax imposed under FATCA and (vi) any interest, additions to taxes and penalties with respect to any taxes described in clauses (i) through (v) of this definition. Exhibit 10.1

-29- “Extended Loans” has the meaning specified in Section 2.14(a). “Extending Lender” has the meaning specified in Section 2.14(a). “Extension” has the meaning specified in Section 2.14(a). “Extension Offer” has the meaning specified in Section 2.14(a). “Facility” means the Initial Term Loans, Term B FacilityLoans, Term B-1 Loans, any Extended Loans, any Incremental Loans, any Replacement Loans or any Other Loans, as the context may require. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof or any successor provision that is substantively comparable (and, in each case, any regulations promulgated thereunder or official interpretations thereof), any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “fair market value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by Holdings in good faith. “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Administrative Agent on such day on such transactions as determined by the Administrative Agent. If the Federal Funds Rate is less than zero, it shall be deemed to be zero hereunder. “Fee Letter” means the letter, dated as of March 21, 2016, by and among Merger Sub 3, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies Finance LLC, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc., as amended, supplemented or otherwise modified from time to time. “First Lien Intercreditor Agreement” means a “pari passu” intercreditor agreement among the Collateral Agent and one or more Senior Representatives for holders of Permitted Additional Pari Debt or any Refinancing Indebtedness in respect of any of the foregoing substantially in the form of Exhibit H-2, with such changes thereto as are reasonably satisfactory to the Collateral Agent. “First Lien Senior Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) the Consolidated Total Indebtedness (excluding unsecured Indebtedness and Indebtedness that is secured on a junior priority basis to the Obligations but including the ABL Facility and any Revolving Commitment Increase) of Holdings and its Restricted Subsidiaries as of the day of such Test Period to (b) EBITDA of Holdings and its Restricted Subsidiaries for such Test Period. “Fixed Charge Coverage Ratio” means, with respect to Holdings and the Restricted Subsidiaries for any period, the ratio of (a) EBITDA of Holdings and the Restricted Subsidiaries for such Test Period to (b) the Fixed Charges of Holdings and the Restricted Subsidiaries for such Test Period. “Fixed Charges” means, with respect to any Person for any period, the sum of, without duplication: (1) Consolidated Interest Expense of such Person for such period paid in cash; Exhibit 10.1

-30- (2) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock during such period; and (3) all dividends or other distributions paid or accrued (excluding items eliminated in consolidation) on any series of Disqualified Stock during such period. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto. “Foreign Casualty Event” has the meaning specified in Section 2.03(b)(v). “Foreign Disposition” has the meaning specified in Section 2.03(b)(v). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Plan” means any material employee benefit plan, program or agreement maintained or contributed to by, or entered into with, a Loan Party with respect to employees employed outside the United States (other than benefit plans, programs or agreements that are mandated by applicable Laws). “Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary. “Foreign Subsidiary Total Assets” means the total assets of the Foreign Subsidiary or Subsidiaries that are not Guarantors, as determined in accordance with GAAP in good faith by Holdings, without intercompany eliminations between such Foreign Subsidiaries and Holdings and its other Subsidiaries. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof (including through the adoption of IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). Exhibit 10.1

-31- “Granting Lender” has the meaning specified in Section 10.07(g). “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement”. For avoidance of doubt, the Borrower may cause any Restricted Subsidiary that is a Domestic Subsidiary and not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute a joinder to the Guaranty in form and substance reasonably satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall be a Guarantor hereunder for all purposes. “Guaranty” means (a) the guaranty made by Holdings and the other Guarantors in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit E and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11. “Hazardous Materials” means all explosive or radioactive substances or wastes, and all other substances, wastes, pollutants and contaminants and chemicals in any form including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes, to the extent any of the foregoing are regulated pursuant to any Environmental Law due to their hazardous, toxic, dangerous or deleterious properties or characteristics. “Hedge Bank” means any Person that is an Agent, a Lender, a Joint Bookrunner or an Affiliate of any of the foregoing on the Closing Date or at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender, a Joint Bookrunner or an Affiliate of any of the foregoing. “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contract, currency swap agreement or similar agreement or other derivative (including equity derivative agreements) for the purpose of transferring or mitigating interest rate, currency, commodity risks or equity risks either generally or under specific contingencies. Exhibit 10.1

-32- “Holdings” has the meaning specified in the introductory paragraph to this Agreement. “Identified Participating Lenders” has the meaning specified in Section 2.03(a)(iv)(C)(3). “Identified Qualifying Lender” has the meaning specified in Section 2.03(a)(iv)(D)(3). “IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. “Immaterial Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower that is not a Material Subsidiary. “Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor- advised fund of which any such individual is the donor. “Incremental Amendment” has the meaning specified in Section 2.12(b). “Incremental Loans” has the meaning specified in Section 2.12(a). “Indebtedness” means, with respect to any Person, without duplication: (1) any indebtedness (including principal and premium) of such Person, whether or not contingent: (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof); (c) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations) due more than twelve months after such property is acquired, except (i) any such balance that constitutes an obligation in respect of a commercial letter of credit, a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business and (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable; or (d) representing the net obligations under any Hedging Obligations; if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided that Indebtedness of any direct or indirect parent of Holdings appearing upon the balance sheet of Holdings solely by reason of push-down accounting under GAAP shall be excluded; (2) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (1) of a third Person (whether or not such items would appear upon the balance sheet of the such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business; and Exhibit 10.1

-33- (3) to the extent not otherwise included, the obligations of the type referred to in clause (1) of a third Person secured by a Lien on any asset owned by such first Person, whether or not such Indebtedness is assumed by such first Person; provided that notwithstanding the foregoing, Indebtedness shall be deemed not to include (a) Contingent Obligations incurred in the ordinary course of business, (b) obligations under or in respect of Qualified Securitization Facilities or (c) any obligations under the Tax Receivable Agreement. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnitees” has the meaning specified in Section 10.05. “Information” has the meaning specified in Section 10.08. “Initial Term Commitment” means, as to each Lender as of the Closing Date, its obligation to make an Initial Term Loan to the Borrower hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Initial Term Loan to be made by such Lender under this Agreement as of the Closing Date. The initial amount of each Lender’s Initial Term Commitment as of the Closing Date is set forth on Schedule 2.01 under the caption “Initial Term Commitment”. The initial aggregate amount of the Initial Term Commitments on the Closing Date was $655,000,000. “Initial Term Lender” means, at any time, any Lender that had an Initial Term Commitment or an Initial Term Loan at such time. “Initial Term Loan” means all Loans outstanding under this Agreement immediately prior to the Amendment No. 1 Effective Date. “Intellectual Property Security Agreements” has the meaning specified in the Security Agreement. “Intercreditor Agreements” means the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement, if any, and the Junior Lien Intercreditor Agreement, if any. “Interest Payment Date” means, (a) as to any Loan of any Class other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of the Loans of such Class; provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan of any Class, the last Business Day of each January, April, July and October and the applicable Maturity Date of the Loans of such Class; provided that the Amendment No. 12 Effective Date shall be an Interest Payment Date for all Initial Term B Loans (including Converted Initial Term B Loans). “Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter (or, with respect to the initial Interest Periods for the Term B-1 Loans, the periods set forth in Section 2.01(a)), or to the extent consented to by each applicable Lender, twelve months (or such period of less than one month as may be consented to by each applicable Lender), as selected by the Borrower in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period (other than an Interest Period having a duration of less than one month) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and Exhibit 10.1

-34- (c) no Interest Period shall extend beyond the applicable Maturity Date for the Class of Loans of which such Eurodollar Rate Loan is a part. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers and distributors, commission, travel and similar advances to employees, directors, officers, managers, distributors and consultants in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of Holdings in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. For purposes of the definition of “Unrestricted Subsidiary” and Section 7.02: (1) “Investments” shall include the portion (proportionate to Holdings’ equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of Holdings at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, Holdings shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to: (a) Holdings’ “Investment” in such Subsidiary at the time of such redesignation; less (b) the portion (proportionate to Holdings’ Equity Interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by Holdings or a Restricted Subsidiary in respect of such Investment. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P or, if the applicable instrument or Person is not then rated by Moody’s or S&P, an equivalent rating by any other Rating Agency. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (2) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among Holdings and its Subsidiaries; (3) investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2) which fund may also hold immaterial amounts of cash pending investment or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “Investors” means (a) the Sponsor, (b) TPG and (c) the Management Stockholders. “IP Rights” has the meaning specified in Section 5.15. “IRS” means Internal Revenue Service of the United States. Exhibit 10.1

-35- “Joint Bookrunner” means each of Bank of America (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date hereof), Jefferies Finance LLC and Deutsche Bank Securities Inc. “Junior Financing” has the meaning specified in Section 7.12(a)(i). “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Lien Intercreditor Agreement” means a “junior lien” intercreditor agreement among the Collateral Agent (and, if applicable, one or more Senior Representatives for holders of Permitted Additional Pari Debt) and one or more Senior Representatives for holders of Permitted Junior Priority Debt and/or Other Junior Secured Debt or any Refinancing Indebtedness in respect of any of the foregoing substantially in the form of Exhibit H-3, with such changes thereto as are reasonably satisfactory to the Collateral Agent. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Loan, any Other Loan or any Extended Loan, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “LCA Election” has the meaning specified in Section 1.08. “LCA Test Date” has the meaning specified in Section 1.08. “Lender” has the meaning specified in the introductory paragraph to this Agreement and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”. For avoidance of doubt, each Additional Lender is a Lender to the extent any such Person has executed and delivered a Refinancing Amendment or an Incremental Amendment, as the case may be, and to the extent such Refinancing Amendment or Incremental Amendment shall have become effective in accordance with the terms hereof and thereof, and each Extending Lender shall continue to be a Lender. Schedule 2.01 sets forth the name of, as of the Closing Date, each Initial Term Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “LIBOR” has the meaning specified in the definition of “Eurodollar Rate”. “LIBOR Screen Rate” means the LIBOR quote as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate” has the meaning specified in Section 3.03. “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as agreed to between the Administrative Agent and the Borrower to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market Exhibit 10.1

-36- practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower). “Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable Law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien. “Limited Condition Acquisition” means any acquisition, including by way of merger, by the Borrower or one or more of its Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing. “Loan” means an Initial Term Loan, Term B Loan, Term B-1 Loan, Incremental Loan, Other Loan, Extended Loan or Replacement Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Refinancing Amendment, Incremental Amendment or Extension Offer, (d) the Guaranty and (e) the Collateral Documents. “Loan Parties” means, collectively, (a) Holdings, (b) Sub Holdco, (c) the Borrower and (d) each other Guarantor. “Management Fee Agreement” means the management services agreement between certain of the management companies associated with the Investors or their advisors, if applicable, and the Borrower. “Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members) of Holdings (or its direct parent) who are holders of Equity Interests of any direct or indirect parent companies of Holdings on the Closing Date or will become holders of such Equity Interests in connection with the Acquisition. “Margin Stock” has the meaning set forth in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Material Adverse Effect” means any event, circumstance or condition that has had a materially adverse effect on (a) the business, operations, assets, liabilities (actual or contingent) or financial condition of Holdings and its Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under any Loan Document. “Material Domestic Subsidiary” means, (i) on the Closing Date and until the first delivery of financial statements for any period ending after the Closing Date pursuant to Section 6.01(a) or 6.01(b), each of the Borrower’s Domestic Subsidiaries and (ii) at any date of determination following delivery of any financial statements for any period ending after the Closing Date pursuant to Section 6.01(a) or 6.01(b), each of Holdings’ Domestic Subsidiaries (a) whose total assets at the date of the latest balance sheet date included in the most recent financial statements delivered pursuant to Section 6.01(a) or 6.01(b) were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for the four fiscal quarter period ending on such date were equal to or greater than 2.5% of the consolidated gross revenues of Holdings and the Restricted Subsidiaries for the period of four fiscal quarters ending on such date, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Domestic Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 6.01 or more than 5.0% of the consolidated gross revenues of Holdings and the Restricted Subsidiaries for the period of four consecutive fiscal quarters ending as of the last day of such fiscal quarter, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter are required to be delivered pursuant Exhibit 10.1

-37- to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 applicable to such Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of Holdings’ Foreign Subsidiaries (a) whose total assets at the date of the latest balance sheet date included in the most recent financial statements delivered pursuant to Section 6.01(a) or 6.01(b) were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for the period of four fiscal quarters ending on such date were equal to or greater than 2.5% of the consolidated gross revenues of Holdings and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP (it being understood that, as of the Closing Date, “Material Foreign Subsidiaries” means each of Holdings’ Foreign Subsidiaries listed on Schedule 1.01C). “Material Real Property” means any real property owned by any Loan Party with a cost or book value in excess of $4,500,000. “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. “Maturity Date” means (i) with respect to the Term B-1 Loans, the date that is seven years after the Closing Date, (ii) with respect to any tranche of Extended Loans, the final maturity date as specified in the applicable Extension Offer accepted by the respective Lender or Lenders, (iii) with respect to any Other Loans, the final maturity date as specified in the applicable Refinancing Amendment and (iv) with respect to any Incremental Loans, the final maturity date as specified in the applicable Incremental Amendment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately preceding such day. “Maximum Rate” has the meaning specified in Section 10.10. “Maximum Tender Condition” has the meaning specified in Section 2.16(b). “Merger” has the meaning specified in the introductory paragraph of this Agreement. “Merger Sub 1” has the meaning specified in the introductory paragraph to this Agreement. “Merger Sub 2” means Neon Acquisition Company LLC, a Delaware limited liability company. “Merger Sub 3” has the meaning specified in the introductory paragraph to this Agreement. “Minimum Extension Condition” has the meaning specified in Section 2.14(b). “Minimum Tender Condition” has the meaning specified in Section 2.16(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning specified in Section 6.13(b)(iv). “Mortgaged Properties” means each Material Real Property listed on Schedule 1.01B and after each other Material Real Property, if any, that is subject to a Mortgage delivered pursuant to Section 6.11 or Section 6.13. “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Lenders in form and substance reasonably satisfactory to the Collateral Agent. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any Loan Party or any of its respective ERISA Affiliates makes or is obligated Exhibit 10.1

-38- to make contributions, or during the preceding five plan years, has made or been obligated to make contributions if a Loan Party would have liability thereto. “Net Cash Proceeds” means: (a) with respect to the Disposition of any asset by Holdings or any of the Restricted Subsidiaries or any Casualty Event, the excess, if any, of (i) the sum of actual cash proceeds received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any of the Restricted Subsidiaries) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents, the ABL Facility, the Credit Agreement Refinancing Indebtedness and Permitted Additional Pari Debt), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event (other than those payable to Holdings or any Restricted Subsidiary), (C) taxes or distributions made pursuant to Section 7.06(12)(a) or Section 7.06(12)(b) paid or reasonably estimated to be payable in connection therewith (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-wholly-owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of Holdings or a wholly owned Restricted Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by Holdings or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E); provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed $15,000,000 and (y) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $30,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and (b) (i) with respect to the incurrence or issuance of any Indebtedness by Holdings or any Restricted Subsidiary or any Permitted Equity Issuance by Holdings or any direct or indirect parent of Holdings, the excess, if any, of (A) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (B) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by Holdings or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of Holdings, the amount of cash from such Permitted Equity Issuance contributed to the capital of Holdings. “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends. “Non-Consenting Lender” has the meaning specified in Section 3.07. “Non-Excluded Taxes” means all Taxes other than Excluded Taxes and Other Taxes. Exhibit 10.1

-39- “Not Otherwise Applied” means, with reference to any amount of proceeds of any transaction or event, that such amount was not previously (and is not concurrently being) applied in determining the permissibility of any other transaction under the Loan Documents where such permissibility was or is (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose. “Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto with appropriate insertions, evidencing the aggregate Indebtedness of the Borrower to a Lender resulting from any Class of Loans made by such Lender. “Obligations” means all (a) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Commitment, Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) obligations of any Loan Party arising under any Secured Hedge Agreement and (c) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document. “OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department. “Offered Amount” has the meaning specified in Section 2.03(a)(iv)(D)(1). “Offered Discount” has the meaning specified in Section 2.03(a)(iv)(D)(1). “OID” means original issue discount. “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Applicable ECF” means Excess Cash Flow or a comparable measure as determined in accordance with the documentation governing Other Applicable Indebtedness. “Other Applicable Indebtedness” has the meaning specified in Section 2.03(b)(ii)(A). “Other Junior Secured Debt” means Indebtedness that is permitted by clause (13)(b) of the definition of “Permitted Indebtedness” to the extent such Indebtedness is secured by a Lien on the Collateral. “Other Loans” means one or more Classes of Loans that result from a Refinancing Amendment. “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, or enforcement of, or otherwise with respect to, any Loan Document, but not including any Excluded Taxes. “Other Term Commitments” means one or more Classes of Loan commitments hereunder that result from a Refinancing Amendment. Exhibit 10.1

-40- “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 10.07(d). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Lender” has the meaning specified in Section 2.03(a)(iv)(C)(2). “PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any of its respective ERISA Affiliates or to which any Loan Party or any of its respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time in the preceding five plan years if a Loan Party would have liability thereto. “Perfection Certificate” means that certain Perfection Certificate by and among the Company, Holdings, Merger Sub 3, Sub Holdco, Merger Sub 2 and the Guarantors party thereto, dated as of the date hereof. “Permitted Acquisition” has the meaning specified in the definition of Permitted Investments. “Permitted Additional Pari Debt” means any secured Indebtedness incurred by one or more of the Loan Parties in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any property or assets of Holdings or of its Subsidiaries other than the Collateral, (ii) after giving Pro Forma Effect to the incurrence of such Indebtedness and the application of proceeds thereof (but without giving effect to any increase in cash and Cash Equivalents from the proceeds thereof and assuming all such Indebtedness is fully drawn), the First Lien Senior Secured Net Leverage Ratio as of the last day of the most recently ended Test Period would not exceed either (x) 4.1 to 1.0 or (y) only if such Indebtedness is incurred to consummate a Permitted Acquisition (or other Investment not prohibited hereunder), the First Lien Senior Secured Net Leverage Ratio immediately prior to the incurrence of such Indebtedness and the consummation of such Permitted Acquisition (or other Investment not prohibited hereunder), (iii) such Indebtedness does not mature prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iv) such Indebtedness has a Weighted Average Life to Maturity that is 91 days after the Weighted Average Life to Maturity of this Facility, (v) such Indebtedness does not have mandatory prepayment, redemption or offer to purchase events more onerous to Holdings and its Restricted Subsidiaries than those set forth in this Agreement, (vi) the other terms and conditions of such Indebtedness (excluding pricing, rate floors, discounts, fees, premiums and optional prepayment and redemption terms) that in the good faith determination of the Borrower reflect market terms and conditions (taken as a whole) at the time of such incurrence or issuances, (vii) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors, (viii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of (A) the ABL Intercreditor Agreement and (B) a First Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Additional Pari Debt incurred by the Loan Parties, then the Loan Parties, the Collateral Agent and the Senior Representative for such Indebtedness shall have executed and delivered a First Lien Intercreditor Agreement and (ix) with respect to any such Indebtedness that is a term loan facility, in the event that the All-In Yield applicable to such Indebtedness exceeds the All-In Yield of any Class of Loans existing at such time by more than 50 basis points, then the interest rate margins for each such Class of Loans existing at such time shall be increased to the extent necessary so that the All-In Yield of such Loans is equal to the All-In Yield of such Incremental Loans minus 50 basis points; provided, that with respect to any All- In-Yield as a result of any interest rate floor as described in the definition of “All-In-Yield”, then the interest rate floor Exhibit 10.1

-41- (but not the interest rate margin) applicable to such Loans shall be increased to the extent of such differential between interest rate floors. Permitted Additional Pari Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Debt Exchange” has the meaning specified in Section 2.16(a). “Permitted Debt Exchange Notes” has the meaning specified in Section 2.16(a). “Permitted Debt Exchange Offer” has the meaning specified in Section 2.16(a). “Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of Holdings or any direct or indirect parent of Holdings, in each case to the extent permitted hereunder. “Permitted Holder” means any of the Investors. “Permitted Indebtedness” means: (1) the incurrence of Indebtedness pursuant to the ABL Facility by Holdings or any Restricted Subsidiary and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the undrawn face amount thereof); provided that the aggregate principal amount of such Indebtedness outstanding pursuant to this clause (1) without duplication, does not exceed an amount equal to the sum of (i) greater of (x) $575,000,000 and (y) the Borrowing Base at the time of incurrence thereof at the time such debt is incurred plus (ii) the Unrestricted ABL Incremental Amount; (2) the incurrence of Indebtedness pursuant to the Loan Documents; (3) [reserved]; (4) Indebtedness of Holdings and the Restricted Subsidiaries in existence on the Closing Date and set forth on Schedule 7.03; (5) Indebtedness (including Capitalized Lease Obligations) and Disqualified Stock incurred or issued by Holdings or any Restricted Subsidiary and Preferred Stock issued by any Restricted Subsidiary, to finance the purchase, lease or improvement of property (real or personal), equipment or other assets, including assets that are used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets in an aggregate principal amount, together with any Refinancing Indebtedness in respect thereof and all other Indebtedness, Disqualified Stock and/or Preferred Stock incurred or issued and outstanding under this clause (5), not to exceed the greater of (A) $65,000,000 and (B) 30.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period at any time outstanding; (6) Indebtedness incurred by Holdings or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit, bank guarantees, banker’s acceptances, warehouse receipts, or similar instruments issued or created in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance; (7) Indebtedness arising from agreements of Holdings or the Restricted Subsidiaries providing for indemnification, adjustment of purchase price, deferred compensation (or other similar arrangements), earnouts or similar obligations, in each case, incurred or assumed in connection with (a) the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition or (b) Exhibit 10.1

-42- a Permitted Acquisition (or other Investment not prohibited hereunder), in each case other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such disposition, Permitted Acquisition or other Investment not prohibited hereunder; (8) Indebtedness of Holdings to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not a Loan Party is expressly subordinated to the Obligations; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to Holdings or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien (but not foreclosure thereon)) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause (8); (9) Indebtedness of a Restricted Subsidiary to Holdings or another Restricted Subsidiary; provided that if a Loan Party incurs such Indebtedness to a Restricted Subsidiary that is not a Loan Party, such Indebtedness is expressly subordinated or pari passu in right of payment to the Obligations; provided, further, that any subsequent transfer of any such Indebtedness (except to Holdings or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien (but not foreclosure thereon)) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause (9); (10) shares of Preferred Stock of a Restricted Subsidiary issued to Holdings or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to Holdings or another of the Restricted Subsidiaries) shall be deemed, in each case, to be an issuance of such shares of Preferred Stock not permitted by this clause (10); (11) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes) (i) entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual or anticipated exposure (other than those in respect of shares of capital stock or other equity ownership interests of the Borrower or any Subsidiary), (ii) entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary and (iii) entered into to hedge commodities, currencies, general economic conditions, raw materials prices, revenue streams or business performance; (12) obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by Holdings or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (13) (a) Indebtedness or Disqualified Stock of Holdings and Indebtedness, Disqualified Stock or Preferred Stock of Holdings or any Restricted Subsidiary in an aggregate principal amount or liquidation preference up to 100.0% of the net cash proceeds received by Holdings since immediately after the Closing Date from the issue or sale of Equity Interests of Holdings or cash contributed to the capital of Holdings (in each case, other than proceeds of Disqualified Stock or sales of Equity Interests to Holdings or any of its Subsidiaries) as determined in accordance with clauses (i)(b) and (i)(c) of the definition of Available Amount to the extent such net cash proceeds or cash are Not Otherwise Applied and (b) Indebtedness or Disqualified Stock of Holdings and Indebtedness, Disqualified Stock or Preferred Stock of Holdings or any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount or liquidation preference which, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred pursuant to this clause (13)(b) and any Refinancing Indebtedness in respect of Indebtedness in respect thereof then outstanding does not at any one time outstanding exceed the greater of (i) $115,000,000 and (ii) 55.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period; Exhibit 10.1

-43- (14) the incurrence by Holdings or any Restricted Subsidiary of Indebtedness, the issuance by Holdings or any Restricted Subsidiary of Disqualified Stock or the issuance by any Restricted Subsidiary of Preferred Stock which serves to extend, replace, refund, refinance, renew or defease any Indebtedness incurred or Disqualified Stock or Preferred Stock issued as permitted under clauses (4), (5) and (13) above, this clause (14) and clauses (15) and (25) below or any Indebtedness incurred or Disqualified Stock or Preferred Stock issued to so extend, replace, refund, refinance, renew or defease such Indebtedness, Disqualified Stock or Preferred Stock including additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay premiums (including reasonable tender premiums), defeasance costs and fees in connection therewith (the “Refinancing Indebtedness”) prior to its respective maturity; provided that such Refinancing Indebtedness: (a) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of, the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased; (b) to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (i) Subordinated Indebtedness, such Refinancing Indebtedness is subordinated to the Obligations at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (ii) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively; and (c) shall not include: (i) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of Holdings that is not a Loan Party that refinances Indebtedness or Disqualified Stock of Holdings; (ii) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of Holdings that is not a Loan Party that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Loan Party; or (iii) Indebtedness or Disqualified Stock of Holdings or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; and, provided, further, that subclause (a) of this clause (14) will not apply to any extension, replacement, refunding, refinancing, renewal or defeasance of any Secured Indebtedness (other than Permitted Additional Pari Debt, Permitted Junior Priority Debt, Other Junior Secured Debt or Credit Agreement Refinancing Indebtedness); (15) the incurrence of Permitted Additional Pari Debt, Permitted Unsecured Ratio Debt, Permitted Junior Priority Debt and Permitted Non-Guarantor Ratio Debt; (16) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence; (17) Indebtedness of Holdings or any Restricted Subsidiary supported by a letter of credit issued pursuant to the ABL Facility that is incurred under clause (1) above, in a principal amount not in excess of the stated amount of such letter of credit; (18) (a) any guarantee by Holdings or a Restricted Subsidiary of Indebtedness or other obligations of any Restricted Subsidiary so long as the incurrence of such Indebtedness incurred by such Restricted Subsidiary is permitted under this definition or clause (22) of the definition of Permitted Exhibit 10.1

-44- Investments and (b) any guarantee by a Restricted Subsidiary of Indebtedness of Holdings or a Restricted Subsidiary; provided that any Restricted Subsidiary that is not a Loan Party may not, by virtue of this clause (18), guarantee Indebtedness that it would not otherwise be permitted to incur under Section 7.01; (19) Indebtedness consisting of Indebtedness issued by Holdings or any Restricted Subsidiary to future, present or former employees, directors, officers, managers and consultants thereof, their respective Controlled Investment Affiliates or Immediate Family Members, in each case to finance the purchase or redemption of Equity Interests of Holdings or any direct or indirect parent company of Holdings to the extent described in Section 7.06(4); (20) customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business; (21) Indebtedness in respect of Bank Products provided by banks or other financial institutions to Holdings and the Restricted Subsidiaries in the ordinary course of business; (22) Indebtedness incurred by a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange or the discounting or factoring of receivables for credit management purposes, in each case incurred or undertaken in the ordinary course of business on arm’s length commercial terms on a recourse basis; (23) Indebtedness of Holdings or any Restricted Subsidiary consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements in each case, incurred in the ordinary course of business; (24) the incurrence of Indebtedness of Foreign Subsidiaries of Holdings in an amount not to exceed at any one time outstanding, the greater of (x) 5.0% of the Foreign Subsidiary Total Assets and (y) 75.0% of the book value of the accounts receivable and inventory of such Foreign Subsidiaries as of the last day of the most recently ended Test Period; (25) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary assumed in connection with (but not incurred in contemplation of) a Permitted Acquisition (or other Investment not prohibited hereunder) so long as either (x) the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period, after giving Pro Forma Effect to such Permitted Acquisition (or other Investment not prohibited hereunder), does not exceed 4.6 to 1.0 or (y) the aggregate principal amount of such Indebtedness, together with any Refinancing Indebtedness in respect thereof and all other Indebtedness, Disqualified Stock and/or Preferred Stock incurred or issued under this clause (25), does not exceed $52,500,000; provided that the aggregate principal amount of any such Indebtedness that is incurred or guaranteed by any Restricted Subsidiary of Holdings that is not a Loan Party pursuant to this clause (25) and any Permitted Non-Guarantor Ratio Debt, when taken together with the aggregate principal amount of Refinancing Indebtedness in respect thereof (including successive refinancings), shall not exceed $65,000,000; (26) Indebtedness of Holdings or any Restricted Subsidiary undertaken in connection with cash management and related activities with respect to any Subsidiary or joint venture in the ordinary course of business; (27) Indebtedness representing deferred compensation to employees of the Borrower (or any direct or indirect parent of the Borrower) and its Restricted Subsidiaries incurred in the ordinary course of business; and (28) Indebtedness in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.15 and Credit Agreement Refinancing Indebtedness. “Permitted Investments” means: Exhibit 10.1

-45- (1) any Investment (i) in any Loan Party, (ii) by Restricted Subsidiaries that are not Loan Parties in other Restricted Subsidiaries that are not Loan Parties and (iii) by Loan Parties in Restricted Subsidiaries that are not Loan Parties; provided that the aggregate amount of Investments (other than as a result of the transfer of Equity Interests or Indebtedness of Restricted Subsidiaries that are not Loan Parties to other Restricted Subsidiaries that are not Loan Parties) outstanding at any time pursuant to subclause (iii) shall not exceed the greater of (x) $115,000,000 and (y) 55.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period plus, in each case, up to $75,000,000 for working capital purposes; (2) any Investment in Cash Equivalents or Investment Grade Securities; (3) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary (including as a result of a merger or consolidation); provided that with respect to each purchase or other acquisition made pursuant to this clause (3) (each, a “Permitted Acquisition”): (A) the aggregate amount of Investments by Loan Parties for (i) the direct or indirect acquisition of Persons that do not become Loan Parties or (ii) in the case of an asset acquisition, assets that are not acquired by a Loan Party, when taken together with the total consideration for all such acquired Persons and assets acquired after the Closing Date, shall not exceed at any time outstanding the sum of (x) the greater of $115,000,000 and 55.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period and (y) the Available Amount at such time; (B) the acquired property, assets, business or Person is in a business permitted under Section 7.07; (C) subject, in the case of a Limited Condition Acquisition, to Section 1.08, immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing; and (D) the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (3) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; (4) any Investment in securities or other assets not constituting Cash Equivalents or Investment Grade Securities and received in connection with a Disposition made pursuant to Section 7.05; (5) any Investment existing, or contemplated, on the Closing Date and set forth on Schedule 7.02 or made pursuant to binding commitments in effect on the Closing Date or an Investment consisting of any extension, modification or renewal of any such Investment existing on the Closing Date or binding commitment existing on the Closing Date; provided that the amount of any such Investment may be increased in such extension, modification or renewal only (a) as required by the terms of such Investment as in existence on the Closing Date or binding commitment as in existence on the Closing Date (including as a result of the accrual or accretion of interest or OID or the issuance of pay-in-kind securities) or (b) as otherwise permitted under this Agreement; (6) any Investment acquired by Holdings or any Restricted Subsidiary: (a) consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business; (b) in exchange for any other Investment or accounts receivable held by Holdings or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, Exhibit 10.1

-46- reorganization or recapitalization of the issuer of such other Investment or accounts receivable (including any trade creditor or customer); (c) in satisfaction of judgments against other Persons; or (d) as a result of a foreclosure by Holdings or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (7) Hedging Obligations permitted under clause (11) of the definition of Permitted Indebtedness; (8) Investments the payment for which consists of Equity Interests (other than Disqualified Stock) of Holdings, or any of its direct or indirect parent companies; provided that the proceeds from such Equity Interests will not increase the Available Amount; (9) guarantees of Indebtedness of Holdings or a Restricted Subsidiary permitted under Section 7.03; (10) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section 7.08 (except transactions described in clauses (2) and (5) of the proviso to such Section); (11) Investments consisting of purchases or other acquisitions of inventory, supplies, material or equipment or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; (12) additional Investments, taken together with all other Investments made pursuant to this clause (12) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or have not been subsequently sold or transferred for cash or marketable securities), not to exceed the sum of (i) the greater of (a) $115,000,000 and (b) 55.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period and (ii) an amount equal to the amount of Excluded Contributions previously received by Holdings; (13) Investments in or relating to a Securitization Subsidiary that, in the good faith determination of Holdings are necessary or advisable to effect any Qualified Securitization Facility or any repurchase obligation in connection therewith; (14) advances to, or guarantees of Indebtedness of, employees not in excess of $10,000,000 outstanding at any one time, in the aggregate; (15) loans and advances to employees, directors, officers, managers, distributors and consultants for business-related travel expenses, moving expenses and other similar expenses or payroll advances, in each case incurred in the ordinary course of business or consistent with past practices or to fund such Person’s purchase of Equity Interests of Holdings or any direct or indirect parent company thereof; (16) Investments consisting of advances, loans or extensions of trade credit in the ordinary course of business by Holdings or any Restricted Subsidiary; (17) any Investment in any Subsidiary or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business; (18) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; Exhibit 10.1

-47- (19) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contacts and loans or advances made to distributors in the ordinary course of business; (20) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business; (21) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection of deposit and Article 4 customary trade arrangements with customers consistent with past practices; (22) guarantees by Holdings or any Restricted Subsidiary of obligations of Restricted Subsidiaries in the ordinary course of business; (23) Investments out of the Available Amount; (24) other Investments in an aggregate amount not to exceed the greater of (x) $75,000,000 and (y) 40.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period; (25) other Investments so long as immediately after giving Pro Forma Effect thereto, (i) no Default or Event of Default has occurred and is continuing and (ii) the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period would be less than or equal to 4.10 to 1.00; (26) Investments resulting from the Transactions; (27) Investments consisting of promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05; (28) Investments consisting of loans and advances to any direct or indirect parent of Holdings in lieu of, and not in excess of the amount of (after giving effect to any other such loans or advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to such direct or indirect parent in accordance with Section 7.06; provided that any such loan or advance shall reduce the amount of such applicable Restricted Payment thereafter permitted under Section 7.06 by a corresponding amount (if such applicable provision of Section 7.06 contains a maximum amount); and (29) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary (including as a result of a merger or consolidation); provided that (i) the total consideration for all such Persons and assets acquired after the Closing Date shall not exceed $115,000,000, (ii) the purchase or other acquisition agreement in respect of any such acquisition shall have been entered into no later than six (6) months after the Closing Date and (iii) such acquisition shall have been consummated within twelve (12) months after the Closing Date; provided that any Investment in any Person other than the Borrower or a Subsidiary Guarantor that otherwise constitutes a Permitted Investment may be made through intermediate Investments in Subsidiaries that are not Loan Parties and such Investments shall be disregarded for purposes of determining the outstanding amount of Investments pursuant to any clause set forth above. “Permitted Junior Priority Debt” means any secured Indebtedness incurred by one or more of the Loan Parties in the form of one or more series of junior-lien secured notes or junior -lien secured loans; provided that (i) such Indebtedness is secured by the Collateral on a junior -priority basis to the Obligations and is not secured by any property or assets of Holdings or any Subsidiaries other than the Collateral, (ii) after giving Pro Forma Effect to the incurrence of such Indebtedness and the application of proceeds thereof (but without giving effect to any increase in cash and Cash Equivalents from the proceeds thereof and assuming all such Indebtedness is fully drawn), the Secured Exhibit 10.1

-48- Net Leverage Ratio as of the last day of the most recently ended Test Period would not exceed either (x) 4.6 to 1.0 or (y) only if such Indebtedness is incurred to consummate a Permitted Acquisition (or other Investment not prohibited hereunder), the Secured Net Leverage Ratio immediately prior to the incurrence of such Indebtedness and the consummation of such Permitted Acquisition (or other Investment not prohibited hereunder), (iii) such Indebtedness does not mature prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iv) such Indebtedness has a Weighted Average Life to Maturity that is 91 days after the Weighted Average Life to Maturity of this Facility, (v) such Indebtedness does not have mandatory prepayment, redemption or offer to purchase events more onerous to Holdings and its Restricted Subsidiaries than those set forth in this Agreement, (vi) the other terms and conditions of such Indebtedness (excluding pricing, rate floors, discounts, fees, premiums and optional prepayment and redemption terms) that in the good faith determination of the Borrower reflect market terms and conditions (taken as a whole) at the time of such incurrence or issuances, (vii) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors and (viii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of (A) the ABL Intercreditor Agreement and (B) a Junior Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Junior Priority Debt incurred by the Loan Parties, then the Loan Parties, the Collateral Agent and the Senior Representative for such Indebtedness shall have executed and delivered a Junior Lien Intercreditor Agreement. Permitted Junior Priority Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Liens” means, with respect to any Person: (1) pledges, deposits or security by such Person under workmen’s compensation laws, unemployment insurance, employers’ health tax, and other social security laws or similar legislation or other insurance related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business; (2) Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, repairmen’s and mechanics’ Liens, in each case for sums not yet overdue for a period of more than thirty (30) days or being contested in good faith by appropriate actions or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (3) Liens for Taxes not yet due and payable or thereafter payable without penalty or which are being contested in good faith by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (4) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal or similar bonds or with respect to other regulatory requirements or letters of credit or bankers acceptances issued, and completion guarantees provided for, in each case, issued pursuant to the request of and for the account of such Person in the ordinary course of its business or consistent with past practice prior to the Closing Date; (5) minor survey exceptions, minor encumbrances, minor title defects, ground leases, restrictions, covenants, conditions, right-of-ways, encroachments, easements or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph, telephone and cable television lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects and irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental, to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially impair their use in the operation of the business of such Person; Exhibit 10.1

-49- (6) Liens securing obligations relating to any Indebtedness permitted to be incurred pursuant to clause (5), (13)(b), (14) or (24) of the definition of Permitted Indebtedness; provided that (a) Liens securing obligations relating to any Indebtedness permitted to be incurred pursuant to clause (14) of the definition of Permitted Indebtedness relate only to obligations relating to Refinancing Indebtedness that (x) is secured by Liens on the same assets as the assets securing the Indebtedness being refinanced (other than after-acquired property that is (A) affixed or incorporated into the property covered by such Lien (it being understood that individual financings of the type permitted under clause (5) of the definition of Permitted Indebtedness provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its Affiliates), (B) except in the case of a Loan Party, after-acquired property subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after-acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) the proceeds and products thereof) and does not secure such Indebtedness with a greater priority with respect to any Collateral than the Indebtedness so refinanced or (y) extends, replaces, refunds, refinances, renews or defeases Indebtedness issued under clause (5) of the definition of Permitted Indebtedness, (b) Liens securing obligations relating to Indebtedness permitted to be incurred pursuant to clause (24) of the definition of Permitted Indebtedness extend only to the assets of Foreign Subsidiaries, (c) Liens securing obligations relating to any Indebtedness to be incurred pursuant to clause (5) of the definition of Permitted Indebtedness extend only to the assets so purchased, leased or improved and any accessions or extensions thereof and (d) in the case of Liens securing obligations under clause (13)(b) of the definition of Permitted Indebtedness, such Liens shall be subordinated to the Liens of the Collateral Agent pursuant to the Junior Lien Intercreditor Agreement and a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of a Junior Lien Intercreditor Agreement; (7) Liens existing on the Closing Date or pursuant to agreements in existence on the Closing Date and, in each case, described on Schedule 7.01; (8) Liens on property or shares of stock or other assets of a Person at the time such Person becomes a Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens may not extend to any other property or other assets owned by Holdings or any Restricted Subsidiary (other than after- acquired property that is (A) affixed or incorporated into the property covered by such Lien (it being understood that individual financings of the type permitted under clause (5) of the definition of Permitted Indebtedness provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its Affiliates), (B) except in the case of a Loan Party, after-acquired property subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after- acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) the proceeds and products thereof); (9) Liens on property or other assets at the time Holdings or a Restricted Subsidiary acquired the property or such other assets, including any acquisition by means of a merger, amalgamation or consolidation with or into Holdings or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, amalgamation, merger or consolidation; provided, further, that the Liens may not extend to any other property owned by Holdings or any Restricted Subsidiary; (10) Liens securing obligations relating to any Indebtedness or other obligations of a Restricted Subsidiary owing to Holdings or another Restricted Subsidiary permitted to be incurred in accordance with Section 7.03; (11) Liens securing Hedging Obligations; provided that, with respect to Hedging Obligations relating to Indebtedness, such Indebtedness is Permitted Indebtedness secured by a Lien on the same property securing such Hedging Obligations; Exhibit 10.1

-50- (12) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s accounts payable or similar trade obligations in respect of bankers’ acceptances or trade letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (13) leases, sub-leases, licenses or sub-licenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of Holdings or any Restricted Subsidiary and do not secure any Indebtedness; (14) Liens arising from Uniform Commercial Code (or equivalent statute) financing statement filings regarding operating leases or consignments entered into by Holdings and the Restricted Subsidiaries in the ordinary course of business; (15) Liens in favor of any Loan Party; (16) Liens on accounts receivable, Securitization Assets and related assets incurred in connection with a Qualified Securitization Facility; (17) Liens to secure any modification, refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (7), (8) and (9); provided that (a) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus accessions, additions and improvements on such property (other than after-acquired property that is (A) affixed or incorporated into the property covered by such Lien (it being understood that individual financings of the type permitted under clause (5) of the definition of Permitted Indebtedness provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its Affiliates), (B) except in the case of a Loan Party, after-acquired property subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after-acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) the proceeds and products thereof)), and (b) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (i) the outstanding principal amount of the Indebtedness described under clauses (7), (8) and (9) at the time the original Lien became a Permitted Lien under this Agreement, and (ii) an amount necessary to pay any fees and expenses, including premiums and accrued and unpaid interest, related to such modification, refinancing, refunding, extension, renewal or replacement; (18) deposits made or other security provided in the ordinary course of business to secure liability to insurance carriers; (19) other Liens securing obligations in an aggregate amount at any one time outstanding not to exceed the greater of (a) $45,000,000 and (b) 22.5% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period determined as of the date of incurrence; (20) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(g); (21) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (22) Liens (a) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (b) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (c) in favor of banking institutions arising as a matter of law or under general terms and conditions encumbering deposits (including the right of set- off) and which are within the general parameters customary in the banking industry; Exhibit 10.1

-51- (23) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 7.02; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement; (24) Liens encumbering reasonable customary deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (25) Liens that are contractual rights of set-off (a) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (b) relating to pooled deposit or sweep accounts of Holdings or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings and the Restricted Subsidiaries or (c) relating to purchase orders and other agreements entered into with customers of Holdings or any Restricted Subsidiary in the ordinary course of business; (26) Liens securing obligations owed by Holdings or any Restricted Subsidiary to any lender or agent under the ABL Facility or any Affiliate of any of the foregoing on the Closing Date or at the time it enters into an agreement providing for Bank Products or Hedging Obligations; (27) any encumbrance or restriction (including put and call arrangements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (28) Liens arising out of conditional sale, title retention, consignment or similar arrangements with vendors for the sale or purchase of goods entered into by Holdings or any Restricted Subsidiary in the ordinary course of business; (29) Liens solely on any cash earnest money deposits made by Holdings or any Restricted Subsidiary in connection with any letter of intent or purchase agreement permitted; (30) ground leases in respect of real property on which facilities owned or leased by Holdings or any of its Subsidiaries are located; (31) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (32) Liens on Capital Stock of an Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary; (33) Liens on the assets of Restricted Subsidiaries that are not Loan Parties securing Indebtedness of such Subsidiaries that is permitted by Section 7.03; (34) Liens arising solely from precautionary UCC financing statements or similar filings; (35) with respect to any Foreign Subsidiary, other liens and privileges arising mandatorily by law; (36) Liens securing obligations under (i) Indebtedness outstanding pursuant to clause (1) of the definition of Permitted Indebtedness so long as such Liens are subject to the terms of the ABL Intercreditor Agreement, (ii) Permitted Additional Pari Debt and Refinancing Indebtedness in respect thereof so long as such Liens are subject to the terms of the First Lien Intercreditor Agreement and the ABL Intercreditor Agreement, (iii) Permitted Junior Priority Debt and Refinancing Indebtedness in respect thereof so long as such Liens are subject to the terms of the Junior Lien Intercreditor Agreement and the ABL Intercreditor Agreement and (iv) to the extent applicable, any Credit Agreement Refinancing Indebtedness so long as such Liens are subject to the terms of the ABL Intercreditor Agreement and the First Lien Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable; Exhibit 10.1

-52- (37) any interest or title of a lessor or sublessor under leases or subleases entered into by Holdings or any Restricted Subsidiary in the ordinary course of business; (38) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Holdings or any Restricted Subsidiary; and (39) Liens created pursuant to the Loan Documents (including, without limitation, Liens securing the Loans) and the Obligations. For purposes of this definition, the term “Indebtedness” shall be deemed to include interest on such Indebtedness (including payment-in-kind interest) or the accretion or amortization of OID and, in each case, such amounts shall be deemed permitted so long as the Indebtedness is permitted to be secured. “Permitted Non-Guarantor Ratio Debt” any Indebtedness incurred by one or more Subsidiaries of Holdings other than the Loan Parties in the form of one or more series of notes or loans; provided that (i) after giving Pro Forma Effect to the incurrence of such Indebtedness and the application of proceeds thereof (but without giving effect to any increase in cash and Cash Equivalents from the proceeds thereof and assuming all such Indebtedness is fully drawn), the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period would not exceed either (x) 4.6 to 1.0 or (y) only if such Indebtedness is incurred to consummate a Permitted Acquisition (or other Investment not prohibited hereunder), the Consolidated Net Leverage Ratio immediately prior to the incurrence of such Indebtedness and the consummation of such Permitted Acquisition (or other Investment not prohibited hereunder), (ii) such Indebtedness does not mature prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iii) such Indebtedness has a Weighted Average Life to Maturity that is 91 days after the Weighted Average Life to Maturity of this Facility, (iv) such Indebtedness does not have mandatory prepayment, redemption or offer to purchase events more onerous to Holdings and its Restricted Subsidiaries than those set forth in this Agreement, (v) the other terms and conditions of such Indebtedness (excluding pricing, rate floors, discounts, fees, premiums and optional prepayment and redemption terms) that in the good faith determination of the Borrower reflect market terms and conditions (taken as a whole) at the time of such incurrence or issuances, (vi) such Indebtedness, if secured, is secured only by assets of Subsidiaries that are not Loan Parties and (vii) the aggregate principal amount of such Indebtedness outstanding at any time and the aggregate principal amount of any such Indebtedness that is incurred or guaranteed by any Restricted Subsidiary of Holdings that is not a Loan Party pursuant to clause (25) of the definition of Permitted Indebtedness, when taken together with and the aggregate principal amount of Refinancing Indebtedness in respect thereof (including successive refinancings), does not at any time exceed $65,000,000. “Permitted Unsecured Ratio Debt” means any unsecured Indebtedness incurred by one or more of the Loan Parties in the form of one or more series of unsecured notes or unsecured loans; provided that (i) after giving Pro Forma Effect to the incurrence of such Indebtedness and the application of proceeds thereof (but without giving effect to any increase in cash and Cash Equivalents from the proceeds thereof and assuming all such Indebtedness is fully drawn), the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period would not exceed either (x) 4.60 to 1.00 or (y) only if such Indebtedness is incurred to consummate a Permitted Acquisition (or other Investment not prohibited hereunder), the Consolidated Net Leverage Ratio immediately prior to the incurrence of such Indebtedness and the consummation of such Permitted Acquisition (or other Investment not prohibited hereunder), (ii) such Indebtedness does not mature prior to the date that is 91 days after the Latest Maturity Date at the time such Indebtedness is incurred, (iii) such Indebtedness has a Weighted Average Life to Maturity that is 91 days after the Weighted Average Life to Maturity of this Facility, (iv) such Indebtedness does not have mandatory prepayment, redemption or offer to purchase events more onerous to Holdings and its Restricted Subsidiaries than those set forth in this Agreement, (v) the other terms and conditions of such Indebtedness (excluding pricing, rate floors, discounts, fees, premiums and optional prepayment and redemption terms) that in the good faith determination of the Borrower reflect market terms and conditions (taken as a whole) at the time of such incurrence or issuances and (vi) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors. Permitted Unsecured Ratio Debt will include any Registered Equivalent Notes issued in exchange therefor. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. Exhibit 10.1

-53- “Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates. “Platform” has the meaning specified in Section 6.02. “Pledged Collateral” has the meaning specified in the Security Agreement. “Post-Acquisition Period” means, with respect to any Permitted Acquisition (or other Investment not prohibited hereunder) or the conversion of any Unrestricted Subsidiary into a Restricted Subsidiary, the period beginning on the date such Permitted Acquisition (or other Investment not prohibited hereunder) or conversion is consummated and ending on the last day of the eighteen (18) month period immediately following the date on which such Permitted Acquisition (or other Investment not prohibited hereunder) or conversion is consummated. “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution, or winding up. “Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period (or, with respect to the Transactions, the eighteen (18) months following the Closing Date), with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the EBITDA of the Borrower, additional good faith pro forma adjustments arising out of cost savings initiatives attributable to such transaction and additional costs associated with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and its Restricted Subsidiaries, in each case, being given Pro Forma Effect, that (i) have been realized or (ii) will be implemented following such transaction and are quantifiable and expected to be realized within the succeeding eighteen (18) months and, in each case, including, but not limited to, (w) reduction in personnel expenses, (x) reduction of costs related to administrative functions, (y) reductions of costs related to leased or owned properties and (z) reductions from the consolidation of operations and streamlining of corporate overhead taking into account, for purposes of determining such compliance, the historical financial statements of the Acquired Entity or Business or Converted Restricted Subsidiary and the consolidated financial statements of the Borrower and its Subsidiaries, assuming such Permitted Acquisition or conversion, and all other Permitted Acquisitions (or other Investment not prohibited hereunder) or conversions that have been consummated during the period, and any Indebtedness or other liabilities repaid in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such Indebtedness to be incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, so long as such actions are initiated during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided, further, that amounts added to EBITDA pursuant to this definition (solely in respect of Pro Forma Adjustments for “run-rate” cost savings and synergies as a result of any Specified Transaction) and clause (1)(i) of the definition of “EBITDA” shall not exceed 25% of EBITDA for such period (calculated prior to giving effect to any adjustment pursuant to this definition (solely in respect of Pro Forma Adjustments for “run-rate” cost savings and synergies as a result of any Specified Transaction) or clause (1)(i) of the definition of “EBITDA”). “Pro Forma Balance Sheet” has the meaning specified in Section 5.05(a)(ii). “Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder for an applicable period of measurement, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement (as of the last date in the case of a balance sheet item) in such test: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Restricted Subsidiary of Holdings or any division, product line, or facility used for operations of Holdings or any of its Restricted Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment Exhibit 10.1

-54- described in the definition of “Specified Transaction,” shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by Holdings or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of EBITDA and give effect to events (including operating expense reductions) that are (as determined by Holdings in good faith) (i) (x) directly attributable to such transaction and (y) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment; provided, however, that, notwithstanding anything to the contrary in this definition, when calculating the Senior Secured Net Leverage Ratio for purposes of Section 2.03(b)(i), the events described in this definition that occurred subsequent to the end of the most recently ended four fiscal quarters ending immediately prior to such date for which internal financial statements are available shall not be given Pro Forma Effect; provided, however that voluntary prepayments made pursuant to Section 2.03(a) during any fiscal year (without duplication of any prepayments in such fiscal year that reduced the amount of Excess Cash Flow required to be repaid pursuant to Section 2.03(b)(i) for any prior fiscal year) shall be given Pro Forma Effect after such fiscal year-end and prior to the time any mandatory prepayment pursuant to Section 2.03(b)(i) is due for purposes of calculating the Senior Secured Net Leverage Ratio for purposes of determining the ECF Percentage for such mandatory prepayment, if any. “Pro Forma Financial Statements” has the meaning specified in Section 5.05(a)(ii). “Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Loans of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments and, if applicable and without duplication, Loans under the applicable Facility or Facilities at such time. “Projections” has the meaning specified in Section 6.01(c). “Public Lender” has the meaning specified in Section 6.02. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Proceeds” means the fair market value of assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business. “Qualified Securitization Facility” means any Securitization Facility that meets the following conditions: (a) the board of directors of Holdings shall have determined in good faith that such Securitization Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to Holdings and the applicable Restricted Subsidiaries, (b) all sales and/or contributions of Securitization Assets and related assets by Holdings and the Restricted Subsidiaries are made at fair market value and (c) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by Holdings). “Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering). “Qualifying Lender” has the meaning specified in Section 2.03(a)(iv)(D)(3). “Quarterly Financial Statements” means the unaudited condensed consolidated balance sheets and related statements of income and cash flows of Holdings and its Restricted Subsidiaries for the three (3) most recent fiscal Exhibit 10.1

-55- quarters after the date of the Annual Financial Statements and ended at least forty-five (45) days before the Closing Date. “Rating Agencies” means Moody’s and S&P or if Moody’s or S&P or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by Holdings which shall be substituted for Moody’s or S&P or both, as the case may be. “Refinancing” means: (i) the repayment in full and termination of all commitments under the Amended and Restated Credit Agreement, dated as of March 9, 2011, by and among the Company, Nexeo Solutions, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A., as administrative agent and collateral agent and the lenders party thereto; (ii) the repayment in full of all commitments under certain Credit Agreement, dated March 31, 2011, among the Company, the other borrowers and guarantors party thereto and Bank of America, N.A., as agent, as amended prior to the Closing Date; and (iii) the satisfaction and discharge of the Senior Subordinated Notes on or prior to the Closing Date and the deposit of funds sufficient to fund the redemption of the Senior Subordinated Notes within 90 days of the date hereof with the trustee or other paying agent therefor on the Closing Date. “Refinanced Loans” has the meaning specified in Section 10.01. “Refinanced Term Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower and Holdings, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.13. “Refinancing Indebtedness” has the meaning specified in clause (14) of the definition of Permitted Indebtedness. “Register” has the meaning specified in Section 10.07(c). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Rejection Notice” has the meaning specified in Section 2.03(b)(vi). “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching of Hazardous Materials into the environment. “Replacement Loans” has the meaning specified in Section 10.01. “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived. “Repricing Transaction” means, with respect to the Loans, other than in connection with a Change of Control, Qualifying IPO or Transformative Acquisition, (a) any prepayment or repayment of the Loans with the proceeds of, or any conversion of the Loans into, any new or replacement tranche of term loans bearing interest with an Effective Yield less than the Effective Yield of the Loans being prepaid or repaid, (b) any amendment (including pursuant to a replacement term loan as contemplated by Section 2.13) to the Loans which reduces the Effective Yield Exhibit 10.1

-56- applicable to the Loans and (c) and any mandatory assignment by a Non-Consenting Lender pursuant to Section 3.07 in connection with a Repricing Transaction; provided that in the case of clauses (a) and (b), the primary purpose of such prepayment, repayment or amendment is to reduce the Effective Yield as set forth above “Required Facility Lenders” means, with respect to any Facility on any date of determination, Lenders having more than 50% of the sum of (i) the outstanding Loans under such Facility and (ii) the aggregate unused Commitments under such Facility; provided that, to the same extent set forth in Section 10.07(h) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Facility Lenders. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) outstanding Loans and (b) aggregate unused Commitments; provided that the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Lenders. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, any secretary or assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the Borrower. “Restricted Investment” means any Investment made in reliance on clause (3)(A)(y) or (23) of the definition of “Permitted Investments.” “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Holdings or any of its Restricted Subsidiaries (other than dividends or distributions solely in Equity Interests (other than Disqualified Equity Interests) of Holdings), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to Holdings’ or any of its Restricted Subsidiaries’ stockholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of Holdings (including any Foreign Subsidiary and the Borrower) that is not then an Unrestricted Subsidiary; provided that upon an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.” “Retained Declined Proceeds” has the meaning specified in Section 2.03(b)(vi). “Revolving Commitment Increase” has the meaning specified in the ABL Facility Documentation as of the Closing Date. “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor to its rating agency business. “Sale and Lease-Back Transaction” means any arrangement providing for the leasing by Holdings or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by Holdings or such Restricted Subsidiary to a third Person in contemplation of such leasing. “Same Day Funds” means disbursements and payments in immediately available funds. Exhibit 10.1

-57- “Sanctions Laws and Regulations” means any sanctions or requirements imposed by, or based upon the obligations or authorities set forth in the PATRIOT Act, the Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto administered by the U.S. Department of the Treasury Office of Foreign Assets Control or the U.S. Department of State, and any similar law, regulation, or executive order enacted in the United States or any other applicable jurisdiction. “Scheduled Unavailability Date” has the meaning specified in Section 3.03. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Hedge Agreement” means any Hedging Obligation permitted under clause (11) of the definition of Permitted Indebtedness that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank; and designated in writing by the Hedge Bank and the Borrower to the Administrative Agent as a “Secured Hedge Agreement.” “Secured Indebtedness” means any Indebtedness of Holdings or any Restricted Subsidiary secured by a Lien. “Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Indebtedness consisting of Secured Indebtedness of Holdings and its Restricted Subsidiaries as of the last day of such Test Period to (b) EBITDA of Holdings and its Restricted Subsidiaries for such Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each Hedge Bank party to a Secured Hedge Agreement, each Cash Management Bank providing Cash Management Services, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(b). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Securitization Assets” means the accounts receivable, royalty and other similar rights to payment and any other assets related thereto and the proceeds thereof, in each case, subject to a Qualified Securitization Facility. “Securitization Facility” means any of one or more receivables securitization financing facilities or any other facility or financing program involving the sale, conveyance, transfer or assignment from time to time of accounts receivable and any other assets related thereto, in each case, as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the Obligations of which are non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such facilities) to Holdings or any Restricted Subsidiary (other than a Securitization Subsidiary) pursuant to which Holdings or any Restricted Subsidiary sells or grants a security interest in its accounts receivable or assets related thereto to either (a) a Person that is not a Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells its accounts receivable to a Person that is not a Restricted Subsidiary. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with, any Qualified Securitization Facility. Exhibit 10.1

-58- “Securitization Subsidiary” means any Subsidiary formed for the purpose of, and that solely engages only in one or more Qualified Securitization Facilities and other activities reasonably related thereto. “Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties, substantially in the form of Exhibit F, together with supplements or joinders thereto executed and delivered pursuant to Section 6.11. “Senior Representative” means, with respect to any series of Permitted Additional Pari Debt, Permitted Junior Priority Debt, Other Junior Secured Debt or Refinancing Indebtedness in respect of any of the foregoing, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Senior Subordinated Notes” means $175,000,000 in aggregate principal amount of the Issuers’ (as defined in the Senior Subordinated Notes Indenture) senior subordinated notes due 2018 and any Registered Equivalent Notes having substantially identical terms and issued pursuant to the Senior Subordinated Notes Indenture in exchange for the initial, unregistered senior subordinated notes. “Senior Subordinated Notes Indenture” means the Indenture for the Senior Subordinated Notes, dated March 9, 2011, among the Nexeo Solutions, LLC, Nexeo Solutions Finance Corporation and Wells Fargo Bank, National Association, as trustee, as amended, modified, supplemented, replaced or refinanced prior to the date of this Agreement. “Similar Business” means (1) any business engaged in by Holdings or any Restricted Subsidiary on the Closing Date and (2) any business or other activities that are reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, the businesses in which Holdings and the Restricted Subsidiaries are engaged on the Closing Date. “Sold Entity or Business” has the meaning specified in the definition of the term “EBITDA”. “Solicited Discount Proration” has the meaning specified in Section 2.03(a)(iv)(D)(3). “Solicited Discounted Prepayment Amount” has the meaning specified in Section 2.03(a)(iv)(D)(1). “Solicited Discounted Prepayment Notice” means an irrevocable written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.03(a)(iv)(D) substantially in the form of Exhibit N. “Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Lender, substantially in the form of Exhibit Q, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice. “Solicited Discounted Prepayment Response Date” has the meaning specified in Section 2.03(a)(iv)(D)(1). “Solvent” and “Solvency” mean, on any date of determination, the Borrower and its Subsidiaries (on a consolidated basis) (a) have property with fair value greater than the total amount of their debts and liabilities, contingent (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), subordinated or otherwise, (b) have assets with present fair salable value not less than the amount that will be required to pay their liability on their debts as they become absolute and matured, (c) will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (d) are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which their property would constitute an unreasonably small capital. “SPAC” means WL Ross Holding Corp., a special purpose acquisition company. Exhibit 10.1

-59- “SPC” has the meaning specified in Section 10.07(g). “Specified Acquisition Agreement Representations” means the representations made by or on behalf of Holdings, its subsidiaries and their respective businesses in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that Merger Sub 3 or Merger Sub 2 (or any of their affiliates) have the right to terminate its obligations under the Acquisition Agreement (in accordance with the terms thereof) or decline to consummate the Acquisition, in each case as a result of a breach of such representations in the Acquisition Agreement. “Specified Discount” has the meaning specified in Section 2.03(a)(iv)(B)(1). “Specified Discount Prepayment Amount” has the meaning specified in Section 2.03(a)(iv)(B)(1). “Specified Discount Prepayment Notice” means an irrevocable written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.03(a)(iv)(B) substantially in the form of Exhibit P. “Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit R, to a Specified Discount Prepayment Notice. “Specified Discount Prepayment Response Date” has the meaning specified in Section 2.03(a)(iv)(B)(1). “Specified Discount Proration” has the meaning specified in Section 2.03(a)(iv)(B)(3). “Specified Representations” means those representations and warranties made by Holdings and the Borrower in Sections 5.01(a) (with respect to organizational status only), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.04, 5.13, 5.16, 5.18, 5.19 (limited to the use of proceeds of the Loans on the Closing Date) and Section 5.20 (subject to the final paragraph of Section 4.01). “Specified Transaction” means any Investment, acquisition, Disposition, merger, amalgamation, consolidation, discontinued operation (as determined in accordance with GAAP), incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation or Incremental Term Loan that by the terms of this Agreement requires such test to be calculated on a Pro Forma Basis or after giving Pro Forma Effect; provided that any such Specified Transaction (other than a Restricted Payment) having an aggregate value of less than $5,000,000 shall not be calculated on a Pro Forma Basis or after giving Pro Forma Effect. “Sponsor” means any of WL Ross Sponsor LLC and any of its Affiliates and funds or partnerships managed or advised by it or any of its Affiliates, but not including, however, any portfolio company of any of the foregoing. “Sub Holdco” has the meaning specified in the introductory paragraph to this Agreement. “Submitted Amount” has the meaning specified in Section 2.03(a)(iv)(C)(1). “Submitted Discount” has the meaning specified in Section 2.03(a)(iv)(C)(1). “Subordinated Indebtedness” means any Indebtedness (other than Indebtedness among any of the Loan Parties and their respective Restricted Subsidiaries) of any Loan Party that is by its terms subordinated to the Obligations of such Loan Party arising under the Loans or the Guaranty of the Loans. “Subsidiary” means, with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and Exhibit 10.1

-60- (2) any partnership, joint venture, limited liability company or similar entity of which; (a) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (b) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Subsidiary Guarantor” means any Guarantor other than Holdings and Sub Holdco. “Successor Borrower” has the meaning specified in Section 7.04(d). “Successor Holdings” has the meaning specified in Section 7.04(e). “Supplemental Administrative Agent” and “Supplemental Administrative Agents” have the meanings specified in Section 9.12(a). “Syndication Agent” means Jefferies Finance LLC. “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Tax Indemnitee” has the meaning set forth in Section 3.01(e). “Tax Receivable Agreement” means that certain Tax Receivable Agreement substantially in the form attached as Exhibit B to the Acquisition Agreement, as in effect on the Closing Date. “Term B Facility” means the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time. “Term B Lender” means the Additional Term B Lender and any Lender that holds a Term B Loan at such time. “Term B Loan” means a loan funded pursuant to the Additional Term B Commitment or converted from a Converted Initial Term Loan pursuant to Amendment No. 1 and this Agreement as amended thereby. “Term B-1 Lender” means the Additional Term B-1 Lender and any Lender that holds a Term B-1 Loan at such time. “Term B-1 Loan” means a loan funded pursuant to the Additional Term B-1 Commitment or converted from a Converted Term B Loan pursuant to Amendment No. 2 and this Agreement as amended thereby. “Term Loan First Lien Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement. “Test Period” in effect at any time means the most recent period of four consecutive fiscal quarters of Holdings ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b), as applicable; provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of Holdings ended March 31, 2016. Exhibit 10.1

-61- “Threshold Amount” means $40,000,000. “Total Assets” means the total assets of Holdings and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of Holdings or such other Person as may be expressly stated. “TPG” means any of TPG Capital, L.P. and any of its Affiliates and funds or partnerships managed or advised by it or any of its Affiliates, but not including, however, any portfolio company of any of the foregoing. “Transactions” means, collectively, (a) the Equity Contribution, (b) the Acquisition, the Borrower Merger and the other transactions contemplated by the Acquisition Agreement, (c) the funding of the Loans on the Closing Date, (d) the funding of the loans under the ABL Facility on the Closing Date, (e) the execution and delivery of the Loan Documents and the ABL Facility Documentation, (f) the Refinancing, (g) the consummation of any other transactions in connection with the foregoing and (h) the payment of the fees and expenses incurred in connection with any of the foregoing. “Transaction Costs” means (a) consideration paid in connection with the Acquisition, (b) amounts paid to consummate the Refinancing and (c) Transactions Expenses. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any Restricted Subsidiary in connection with the Transaction (including costs incurred to consummate the Acquisition and the Refinancing), including payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses and charges for repurchase or rollover of, or modifications to, stock options. “Transformative Acquisition” means any acquisition by any Borrower or any Restricted Subsidiary that is either (a) not permitted hereunder immediately prior to the consummation of such acquisition or (b) if permitted by the terms hereunder immediately prior to the consummation of such acquisition, this Agreement would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith. “Treasury Capital Stock” has the meaning assigned to such term in Section 7.06. “Trust Account Contribution” has the meaning specified in the Preliminary Statements of this Agreement. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan. “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar United States code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “Unrestricted ABL Incremental Amount” means Unrestricted TL Incremental Amount minus the aggregate principal amount of Incremental Loans incurred in reliance on the Unrestricted TL Incremental Amount. “Unrestricted TL Incremental Amount” has the meaning specified in Section 2.12(a). “Unrestricted Subsidiary” means: (1) any Subsidiary of the Borrower which at the time of determination is an Unrestricted Subsidiary (as designated by the Borrower, as provided below); and (2) any Subsidiary of an Unrestricted Subsidiary. Exhibit 10.1

-62- The Borrower may designate any Subsidiary of the Borrower to be an Unrestricted Subsidiary; provided that, immediately after giving effect to such designation, no Event of Default shall have occurred and be continuing and: (1) each of (a) the Subsidiary to be so designated and (b) its Subsidiaries does not (directly or indirectly through its Subsidiaries) own any Equity Interests or Indebtedness of, or own or hold any Lien on any property of, the Borrower or any Restricted Subsidiary; (2) such designation shall be deemed to be an Investment; and (3) each of (a) the Subsidiary to be so designated and (b) its Subsidiaries has not, at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of Holdings or any Restricted Subsidiary. Subject to compliance with Section 7.02, the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Event of Default shall have occurred and be continuing and either: (1) the Fixed Charge Coverage Ratio as of the last day of the most recently ended Test Period would have been at least 2.00 to 1.00, determined on a Pro Forma Basis taking into account such designation; or (2) the Fixed Charge Coverage Ratio for such period would be equal to or greater than such ratio immediately prior to such designation, in each case on a Pro Forma Basis taking into account such designation. Any such designation by Holdings shall be notified by a Responsible Officer of the Borrower to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolution of the board of directors of the Borrower or any committee thereof giving effect to such designation and a certificate of such Responsible Officer certifying that such designation complied with the foregoing provisions. “U.S. Lender” means any Lender that is not a Foreign Lender. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing: (1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment; by (2) the sum of all such payments. “wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) nominal shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA. Exhibit 10.1

-63- “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write- down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. (g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. SECTION 1.03. Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Annual Financial Statements, except as otherwise specifically prescribed herein. (b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Consolidated Net Leverage Ratio, the First Lien Senior Secured Net Leverage Ratio, the Secured Net Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis. (c) Where reference is made to “Holdings and its Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of Holdings other than Restricted Subsidiaries. (d) In the event that Holdings elects to prepare its financial statements in accordance with IFRS and such election results in a change in the method of calculation of financial covenants, standards or terms (collectively, the “Accounting Changes”) in this Agreement, the Borrower and the Administrative Agent agree to enter into good faith negotiations in order to amend such provisions of this Agreement (including the levels applicable herein to any computation of the Consolidated Net Leverage Ratio, the First Lien Senior Secured Net Leverage Ratio, the Secured Net Leverage Ratio and the Fixed Charge Coverage Ratio) so as to reflect equitably the Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be substantially the same after such change as if such change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards Exhibit 10.1

-64- and terms in this Agreement shall continue to be calculated or construed in accordance with GAAP (as determined in good faith by a Responsible Officer of Holdings) (it being agreed that the reconciliation between GAAP and IFRS used in such determination shall be made available to Lenders) as if such change had not occurred. SECTION 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). SECTION 1.07. Available Amount Transaction. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously, i.e., each transaction must be permitted under the Available Amount as so calculated. SECTION 1.08. Pro Forma and Other Calculations. (a) Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or applicable Restricted Subsidiary may designate. (b) Any determination of Total Assets shall be made by reference to the last day of the four fiscal quarter period most recently ended for which internal financial statements of the Borrower are available (as determined in good faith by the Borrower) on or prior to the relevant date of determination. (c) For purposes of calculating the Fixed Charge Coverage Ratio, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period except as set forth in the definition of “Pro Forma Basis”. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate. (d) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom) in connection with a Specified Transaction undertaken in connection with the consummation of a Limited Condition Acquisition, the date of determination of such ratio and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other Specified Exhibit 10.1

-65- Transactions to be entered into in connection therewith (including any incurrence of Indebtedness (which includes, for the avoidance of doubt, any borrowing under the ABL Facility) and the use of proceeds thereof) as if they occurred at the beginning of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in EBITDA of the Borrower) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified Transactions. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transactions on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other Specified Transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. ARTICLE II The Commitments and Borrowings SECTION 2.01. The Loans. (a) Subject to the terms and conditions set forth herein, (i) the Additional Term B-1 Lender agrees to make to the Borrower a Term B-1 Loan denominated in Dollars on the Amendment No. 12 Effective Date in an aggregate principal amount equal to its Additional Term B-1 Commitment and (ii) the Converted Initial Term B Loan of each Amendment No. 12 Consenting Lender shall be automatically and without further action converted into a Term B-1 Loan of such Lender effective as of the Amendment No. 12 Effective Date in a principal amount equal to the principal amount of such Lender’s Converted Initial Term B Loan immediately prior to conversion. Upon the funding of its Additional Term B-1 Commitment in such amount, the Additional Term B-1 Lender shall, to the extent requested by such Additional Term B-1 Lender, be issued a Note for an aggregate principal amount equal to the Term B-1 Loan made by such Lender. Notwithstanding anything to the contrary contained herein, the Term B-1 Loans will initially be Eurodollar Rate Borrowings with Interest Periods equal to the unexpired portion of the Interest Period applicable to the relevant Borrowings of Initial Term B Loans outstanding immediately prior to the Amendment No. 12 Effective Date as set forth in the following table: Aggregate Principal Amount of Initial Term B Loans Interest Period End Date $218,000,000.00 April 28, 20171/31/201 8 $215,000,000.00 May 31, 20172/28/201 8 $218,725,000.00213,837,06 2.50 March 31, 12/29/2017 Each Borrowing of Term B-1 Loans corresponding to the Initial Term B Loans described in the foregoing table shall have a Eurodollar Rate equal to the Eurodollar Rate applicable to the relevant Borrowing of Initial Term B Loans so refinanced or converted, as applicable. Each Borrowing of Term B-1 Loans shall be held by each Lender with Term B-1 Loans on a pro rata basis in accordance with the percentage of the aggregate principal amount of Term B-1 Loans held by such Lender. Exhibit 10.1

-66- (b) Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. SECTION 2.02. Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Except as set forth in Amendment No. 1,1 and Amendment No. 2, each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurodollar Rate Loans or any conversion of Base Rate Loans to Eurodollar Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loan. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day); provided, however, that, other than in respect of the Borrowings contemplated by Amendment No. 1,1 and Amendment No. 2, if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders, (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Class and Type of Loans to be borrowed or to which existing Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m., on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 3 of Amendment No. 1,2, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent or the Required Lenders may require by notice to the Borrower that no Loans may be converted to or continued as Eurodollar Rate Loans. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. The Exhibit 10.1

-67- determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time when Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect unless otherwise agreed between the Borrower and the Administrative Agent; provided that after the establishment of any new Class of Loans pursuant to an Incremental Amendment, a Refinancing Amendment or Extension, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established. (f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.03. Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 11:00 a.m. (New York, New York time) (A) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any partial prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof or, if less, the entire principal amount thereof then outstanding; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the Loans pursuant to this Section 2.03(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares; Exhibit 10.1

-68- provided that at the request of the Borrower, in lieu of such application on a pro rata basis among all Classes of Loans, such prepayment may be applied to any Class of Loans so long as the Maturity Date of such Class of Loans (or such Classes of Loans) precedes the Maturity Date of each other Class of Loans then outstanding or, in the event more than one Class of Loans shall have an identical Maturity Date, to such Classes on a pro rata basis. (ii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.03(a)(i) if such prepayment would have resulted from a refinancing or repayment of all of the applicable Facility, which refinancing or repayment shall not be consummated or shall otherwise be delayed or, if such prepayment is otherwise conditioned on the occurrence of other transactions, which such other transactions shall be cancelled, terminated or delayed. (iii) Voluntary prepayments of any Class of Loans permitted hereunder shall be applied to the remaining scheduled installments of principal thereof pursuant to Section 2.05 in a manner determined at the discretion of the Borrower and specified in the notice of prepayment (and absent such direction, in direct order of maturity). (iv) Notwithstanding anything in any Loan Document to the contrary, so long as no Event of Default has occurred and is continuing, the Borrower may prepay the outstanding Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon acquisition by the Borrower) (or Holdings or any of its Subsidiaries may purchase such outstanding Loans and immediately cancel them) on the following basis: (A) Any Borrower Party shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Loan Prepayment”), in each case made in accordance with this Section 2.03(a)(iv); provided that no Borrower Party shall initiate any action under this Section 2.03(a)(iv) in order to make a Discounted Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Loan Prepayment as a result of a prepayment made by a Borrower Party on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower Party was notified that no Lender was willing to accept any prepayment of any Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Borrower Party’s election not to accept any Solicited Discounted Prepayment Offers. (B) (1) Subject to the proviso to subsection (A) above, any Borrower Party may from time to time offer to make a Discounted Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”). Exhibit 10.1

-69- (2) Each Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Loans to be prepaid at such offered discount. Each acceptance of a Discounted Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment. (3) If there is at least one Discount Prepayment Accepting Lender, the relevant Borrower Party will make a prepayment of outstanding Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower Party and such Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (C) (1) Subject to the proviso to subsection (A) above, any Borrower Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Loans with respect to each relevant tranche of Loans willing to be prepaid by such Borrower Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Any Lender whose Discount Range Prepayment Offer is not received by the Auction Exhibit 10.1

-70- Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Loan Prepayment of any of its Loans at any discount to their par value within the Discount Range. (2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Borrower Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Lender, a “Participating Lender”). (3) If there is at least one Participating Lender, the relevant Borrower Party will prepay the respective outstanding Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Borrower Party and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (D) (1) Subject to the proviso to subsection (A) above, any Borrower Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will Exhibit 10.1

-71- promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time on the third Business Day after the date of delivery of such notice to such Lenders (the “Solicited Discounted Prepayment Response Date”). Each Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Lender is willing to allow prepayment of its then outstanding Loan and the maximum aggregate principal amount and tranches of such Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Loans at any discount. (2) The Auction Agent shall promptly provide the relevant Borrower Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Borrower Party shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower Party (the “Acceptable Discount”), if any. If the Borrower Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Borrower Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower Party by the Acceptance Date, such Borrower Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers. (3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Borrower Party at the Acceptable Discount in accordance with this Section 2.03(a)(iv)(D). If the Borrower Party elects to accept any Acceptable Discount, then the Borrower Party agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower Party will prepay outstanding Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Borrower Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Loan Prepayment and the tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Loans and the tranches to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Lender to be prepaid at the Acceptable Exhibit 10.1

-72- Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower Party and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (E) In connection with any Discounted Loan Prepayment, the Borrower Parties and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Loan Prepayment, the payment of customary fees and expenses from a Borrower Party in connection therewith. (F) If any Loan is prepaid in accordance with paragraphs (B) through (D) above, a Borrower Party shall prepay such Loans on the Discounted Prepayment Effective Date. The relevant Borrower Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. (New York time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro rata basis across such installments. The Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Loans pursuant to this Section 2.03(a)(iv) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective Pro Rata Share. The aggregate principal amount of the tranches and installments of the relevant Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Loan Prepayment. (G) To the extent not expressly provided for herein, each Discounted Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.03(a)(iv), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower. (H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.03(a)(iv), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day. (I) Each of the Borrower Parties and the Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.03(a)(iv) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Loan Prepayment provided for in this Section 2.03(a)(iv) as well as activities of the Auction Agent. (J) Each Borrower Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Borrower Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.03(a)(iv) shall not constitute a Default or Event of Default under Section 8.01 or otherwise). Exhibit 10.1

-73- (b) Mandatory. (i) Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall, subject to clause (b)(v) of this Section 2.03, prepay an aggregate principal amount of Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow in excess of $1,000,000 for the fiscal year covered by such financial statements (commencing with the fiscal year ended September 30, 2017) (each such fiscal year period, an “ECF Period”) minus (B) the sum of all voluntary prepayments of or purchases of (x) Loans made pursuant to Sections 2.05(a)(i), 2.05(a)(iv) and 10.07(h) (in an amount, in the case of prepayments or purchases pursuant to Section 2.05(a)(iv) and 10.07(h), equal to the discounted amount actually paid in respect of the principal amount of such Loans and only to the extent that such Loans have been cancelled), (y) Permitted Additional Pari Debt and Credit Agreement Refinancing Indebtedness to the extent secured in whole or in part on a pari passu basis with the Loans under this Agreement (but without regard to the control of remedies) and (z) loans under the ABL Facility (including any Revolving Commitment Increase) and loans under any other revolving facility that is secured, in whole or in part, on a pari passu basis with the Loans under this Agreement (but without regard to the control of remedies) (in each case of this clause (iii) (and with respect to any revolving facility under clause (ii) above), to the extent accompanied by a permanent reduction in the corresponding commitments under the ABL Facility or other revolving commitments, as applicable), in the case of each of the immediately preceding clauses (x), (y) and (z), made during such fiscal year (without duplication of any prepayments in such fiscal year that reduced the amount of Excess Cash Flow required to be repaid pursuant to this Section 2.03(b)(i) for any prior fiscal year) or after the fiscal year-end but prior to the date a prepayment pursuant to this Section 2.03(b)(i) is required to be made in respect of such fiscal year (any such payment made after the fiscal year-end, an “After Year-End Payment”) and in each case to the extent such prepayments are not funded with the proceeds of Indebtedness (other than any Indebtedness under the ABL Facility or any other revolving credit facilities) or any Cure Amount (as defined in the ABL Facility Documentation); provided that (x) the ECF Percentage shall be 25% if the Secured Net Leverage Ratio as of the last day of the most recently ended Test Period covered by such financial statements was less than 3.50 to 1.00 and greater than 3.00 to 1.00 and (y) the ECF Percentage shall be 0% if the Secured Net Leverage Ratio as of the last day of the most recently ended Test Period covered by such financial statements was less than 3.00 to 1.00; provided, further, that (A) following the making of any After Year-End Payment, (i) the Secured Net Leverage Ratio shall be recalculated giving Pro Forma Effect to such After Year-End Payment as if such payment were made during the fiscal year of the applicable Excess Cash Flow prepayment and the ECF Percentage for purposes of making such Excess Cash Flow prepayment shall be determined by reference to such recalculated Secured Net Leverage Ratio and (ii) such After Year-End Payment shall not reduce the required amount of) any subsequent Excess Cash Flow prepayment, (B) if at the time that any such prepayment would be required, the Borrower (or any Restricted Subsidiary) is required to Discharge Other Applicable Indebtedness with Other Applicable ECF pursuant to the terms of the documentation governing such Indebtedness, then the Borrower (or any Restricted Subsidiary) may apply such portion of Excess Cash Flow otherwise required to repay the Loans pursuant to this Section 2.03(b)(1) on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Loans and Other Applicable Indebtedness requiring such Discharge at such time) to the prepayment of the Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.03(b)(1) shall be reduced accordingly (provided that the portion of such Excess Cash Flow allocated to the Other Applicable Indebtedness shall not exceed the amount of such Other Applicable ECF required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of such portion of Excess Cash Flow shall be allocated to the Term Loans to the extent required in accordance with the terms of this Section 2.03(b)(i)) and (C) to the extent the lenders or holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid with such portion of Excess Cash Flow, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Loans to the extent required in accordance with the terms of this Section 2.03(b)(i). (ii) (A) If (x) Holdings or any of its Restricted Subsidiaries Disposes of any property or assets (other than (X) any Disposition of any property or assets permitted by Sections 7.05(a), (b), (c), (d) (to the extent constituting a Disposition to Holdings or a Restricted Subsidiary that is a Guarantor), (e), (f). (g), (h), Exhibit 10.1

-74- (i), (k), (l), (m), (n), (o), (p), (q), (r), (s), (t), (u), (v), (x), (z), (aa) and (bb) and (Y) so long as the ABL Facility is in effect, any Disposition of ABL First Lien Collateral) or (y) any Casualty Event (other than with respect to ABL First Lien Collateral for so long as the ABL Facility is outstanding) occurs, which results in the realization or receipt by Holdings or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall prepay on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds, subject to clause (b)(v) of this Section 2.03, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds realized or received; provided, that if at the time that any such prepayment would be required, the Borrower is required to offer to repurchase Permitted Additional Pari Debt (or any Refinancing Indebtedness in respect thereof that is secured on a pari passu basis with the Obligations) pursuant to the terms of the documentation governing such Indebtedness with the net proceeds of such Disposition or Casualty Event (such Permitted Additional Pari Debt (or such Refinancing Indebtedness in respect thereof that is secured on a pari passu basis with the Obligations) required to be offered to be so repurchased, “Other Applicable Indebtedness”), then the Borrower may apply such Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Loans and Other Applicable Indebtedness at such time; provided that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Loans in accordance with the terms hereof) to the prepayment of the Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Loans that would have otherwise been required pursuant to this Section 2.03(b)(ii)(A) shall be reduced accordingly; provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Loans in accordance with the terms hereof; provided, further, that except as provided in Section 7.05(j)(iii), no prepayment shall be required pursuant to this Section 2.03(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.03(b)(ii)(B). (iii) (B) With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.03(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business (including in Permitted Acquisitions and Capital Expenditures) within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within the later of (1) twelve (12) months following receipt thereof and (2) one hundred eighty (180) days of the date of such legally binding commitment; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, and subject to clauses (iv), (v) and (vi) of this Section 2.03(b) , make a prepayment in an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Loans as set forth in this Section 2.03. If Holdings or any Restricted Subsidiary incurs or issues any Indebtedness (A) not expressly permitted to be incurred or issued pursuant to Section 7.03 or (B) that constitutes Credit Agreement Refinancing Indebtedness, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds. (iv) Except as may otherwise be set forth in any Refinancing Amendment, Extension Offer or any Incremental Amendment, (A) each prepayment of Loans pursuant to this Section 2.03(b) shall be applied ratably to each Class of Loans then outstanding based upon the then outstanding principal amounts of the respective Classes of Loans (provided that any prepayment of Loans with the Net Cash Proceeds of Credit Agreement Refinancing Indebtedness shall be applied solely to each applicable Class of Loans selected by the Borrower), (B) with respect to each Class of Loans, each prepayment pursuant to clauses (i) through (iii) of this Section 2.03(b) shall be applied to the next eight (8) scheduled installments of principal thereof following the date of prepayment pursuant to Section 2.05 in direct order of maturity and to the remaining installments pro rata and (C) each such prepayment shall be paid to the Lenders of each applicable Class in accordance with their respective Pro Rata Shares of such prepayment. Exhibit 10.1

-75- (v) Notwithstanding any other provisions of this Section 2.03(b), (A) to the extent that any or all of the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.03(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or Excess Cash Flow are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in this Section 2.03(b) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to take all commercially reasonably actions available under applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Loans pursuant to this Section 2.03(b) to the extent provided herein and (B) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition, any Foreign Casualty Event or Excess Cash Flow would have a material adverse tax cost consequence (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary, provided that, in the case of this clause (B), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.03(b) (or such Excess Cash Flow would have been so required if it were Net Cash Proceeds), (x) the Borrower applies an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow are applied to the repayment of Indebtedness of a Foreign Subsidiary. (vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Loans required to be made pursuant to clauses (i), (ii), and (iii) of this Section 2.03(b) prior to 1:00 p.m. New York time at least five (5) Business Days on the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment with respect to any Class of Loans. Each Appropriate Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term B-1 Loans required to be made pursuant to clauses (i) or (ii) of this Section 2.03(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. New York time two (2) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Loans and any Declined Proceeds may be retained by the Borrower (“Retained Declined Proceeds”). (vii) For the avoidance of doubt, any mandatory prepayment under this Section 2.03(b) may be made by the Borrower from any source and shall not be required to be made from the funds of any particular subsidiary of Holdings. (c) [Reserved]. (d) Interest, Funding Losses, Etc. All prepayments under this Section 2.03 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurodollar Rate Loan on a date prior Exhibit 10.1

-76- to the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar Rate Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.03, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurodollar Rate Loans is required to be made under this Section 2.03 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.03 in respect of any such Eurodollar Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.03. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.03. SECTION 2.04. Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the un- used Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof or, if less, the entire amount thereof. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of all of the applicable Facility, which refinancing shall not be consummated or otherwise shall be delayed. (b) Mandatory. The Commitment of the Additional Term B-1 Lender on the Amendment No. 12 Effective Date shall be automatically and permanently reduced to $0 upon the making of such Additional Term B-1 Lender’s Term B-1 Loans pursuant to Section 2.01. SECTION 2.05. Repayment of Loans. (a) The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of MarchDecember, 2017, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Amendment No. 12 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.03). (b) The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders, on the Maturity Date of each Class of Loans, the aggregate principal amount of all Loans of such Class outstanding on such date. (c) In the event any Incremental Loans or Extended Loans are made, such Incremental Loans or Extended Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof. (d) In connection with any Incremental Loans that constitute part of the same Class as Loans made on the Closing Date, the Borrower and the Administrative Agent shall be permitted to adjust the rate of repayment in respect of such Class such that the Lenders holding Loans made on the Closing Date comprising part of such Class continue to receive a payment that is not less than the same Dollar amount that such Lenders would have received absent the incurrence of such Incremental Loans. Exhibit 10.1

-77- (e) On the Amendment No. 12 Effective Date, the Borrower shall repay to the Administrative Agent, for the ratable account of each applicable Initial Term B Lender, all Initial Term B Loans held by such Initial Term B Lender that are not Converted Initial Term B Loans. SECTION 2.06. Interest. (a) Subject to the provisions of Section 2.06(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Eurodollar Rate for such Interest Period plus the Applicable Rate and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. SECTION 2.07. Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent). SECTION 2.08. Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. SECTION 2.09. Evidence of Indebtedness. (a) The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.09(a), and by each Lender in its account or accounts pursuant to Section 2.09(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Exhibit 10.1

-78- Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents. SECTION 2.10. Payments Generally. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same Day Funds not later than 2:00 p.m. New York time on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. New York time, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (c) Unless the Borrower has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder for the account of any Lender, that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then such Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of such of the outstanding Loans or other Obligations then owing to such Lender. Exhibit 10.1

-79- SECTION 2.11. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal of or interest on account of the Loans made by it (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment of principal of or interest on such Loans, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.11 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.11 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. SECTION 2.12. Incremental Borrowings. (a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more additional tranches of Loans (the “Incremental Loans”); provided that subject, in the case of Incremental Loans incurred to fund a Limited Condition Acquisition, to Section 1.08, upon the effectiveness of any Incremental Amendment referred to below and at the time when any such Incremental Loan is made (and after giving effect thereto), no Default or Event of Default shall exist. Each tranche of Incremental Loans shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $20,000,000 (provided that such amount may be less than $20,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Loans borrowed on any date shall not exceed (i) $175,000,000 minus the aggregate principal amount of Revolving Commitment Increases incurred in reliance on the Unrestricted ABL Incremental Amount incurred under the ABL Facility prior to such incurrence of Incremental Loans hereunder (the “Unrestricted TL Incremental Amount”) plus (ii) the amount of any voluntary prepayments of the Loans (it being understood that any prepayment of Loans with the proceeds of Indebtedness shall not increase the calculation of the amount under this clause (ii)) plus (iii) unlimited additional amounts so long as, after giving Pro Forma Effect thereto and after giving effect to any Permitted Acquisition consummated in connection therewith and all other appropriate Pro Forma Adjustments (but excluding the cash proceeds of any such Incremental Loans and assuming such Incremental Loans are fully drawn), the Secured Net Leverage Ratio as of the last day of the most recently ended Test Period shall not exceed 4.1 to 1.0; provided that, to the extent any additional amounts are being incurred pursuant to this clause (iii) concurrently with amounts incurred pursuant to the Unrestricted TL Incremental Amount in clause (i), the Secured Net Leverage Ratio shall be permitted to exceed 4.1 to 1.0 to the extent of such amounts incurred in reliance on the Unrestricted TL Incremental Amount as of the last day of the most recently ended Test Period; provided, further, that, for the avoidance of doubt, Incremental Loans may be incurred at the Borrower’s election pursuant to this clause (iii) prior to the utilization of the amounts set forth in clauses (i) and (ii) above (it being understood that if the Borrower does not make such an election, Incremental Loans will be deemed to have been incurred pursuant to clause (iii) prior to clauses (i) and (ii)). The Incremental Loans (a) shall have the same Guarantees as, and shall rank pari passu in right of payment and of security with the Loans, (b) the maturity date of any Incremental Loans and the Weighted Average Life to Maturity of any Exhibit 10.1

-80- Incremental Loans, in each case, shall be no shorter than that of the then-existing Loans, (c) subject to clauses (a) and (b) above, the amortization schedule applicable to any Incremental Loans shall be determined by the Borrower and the lenders thereunder, (d) the interest rate margin applicable to any Incremental Loans will be determined by the Borrower and the lenders providing such Incremental Loans, provided that, in the event that the All-In Yield applicable to such Incremental Loans exceeds the All-In Yield of any Class of Loans existing at such time by more than 50 basis points, then the interest rate margins for each such Class of Loans shall be increased to the extent necessary so that the All-In Yield of such Loans is equal to the All-In Yield of such Incremental Loans minus 50 basis points, (e) the representations and warranties contained in the Loan Documents shall be accurate in all material respects before and after the effectiveness of any Incremental Amendment referred to below (although any representations and warranties which expressly relate to a given date or period shall be required only to be true and correct in all material respects as of the respective date or for the respective period, as the case may be), subject to customary “SunGard” limitations to the extent the proceeds of any Incremental Amendment are being used to finance a Limited Condition Acquisition, (f) for purposes of prepayments, shall be treated substantially the same as (and in any event no more favorably) than the Loans and (g) except as otherwise required or permitted in clauses (a) through (f) above, all other terms of such Incremental Loans, if not consistent with the terms of the existing Loans, shall be reasonably satisfactory to the Administrative Agent (it being understood that no consent shall be required from the Administrative Agent for terms and conditions that are more restrictive than the Loans to the extent that they apply to periods after the then Latest Maturity Date or are otherwise added for the benefit of the Lenders hereunder). Any Incremental Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Incremental Amendment. (b) Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Loans. Incremental Loans may be made by any existing Lender (it being understood that no existing Lender will have an obligation to make a portion of any Incremental Loan) or by any Additional Lender on terms permitted in this Section 2.12 and otherwise on terms reasonably acceptable to the Administrative Agent. Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.12. The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Loan, the Borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof of the conditions as the parties thereto shall agree. The Borrower shall use the proceeds of the Incremental Loans for any purpose not prohibited by this Agreement. At the option of Holdings, Holdings and/or Sub Holdco may be co-borrower with the Borrower in respect of any Incremental Loans, and any Incremental Amendment, in addition to effecting amendments to the Loan Documents to effect the provisions of this Section 2.12, including to provide for such co-borrowing, without the consent of any other Lenders, may provide for the transfer of all or any portion of Holdings’ and/or Sub Holdco’s obligations as co-borrower under any such Incremental Loans to the Borrower on the terms set forth therein; provided, however, that, effective upon any such transfer, the Guaranty of Holdings and Sub Holdco shall apply to any such transferred obligations. (c) This Section 2.12 shall supersede any provisions in Section 2.11 or 10.01 to the contrary. SECTION 2.13. Refinancing Facilities. At any time after the Closing Date, the Borrower may obtain from any Lender or any Additional Lender, Other Loans to refinance all or any portion of the applicable Class or Classes of Loans then outstanding under this Agreement which will be made pursuant to Other Term Commitments. Other Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Refinancing Amendment. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent). Each Class of Other Term Commitments and Other Loans incurred under this Section 2.13 shall be in an aggregate principal amount that is not less than $50,000,000. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Exhibit 10.1

-81- Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Other Term Commitments and Other Loans incurred pursuant thereto (including any amendments necessary to treat the Other Loans and/or Other Term Commitments as Term B-1 Loans and Term B-1 Loan Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.13. This Section 2.13 shall supersede any provisions in Section 2.11 or 10.01 to the contrary. No Lender shall be under any obligation to provide any Other Term Commitment unless such Lender executes a Refinancing Amendment. SECTION 2.14. Extensions of Loans. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of Loans of any Class on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans of such Class) and on the same terms to each such Lender, the Borrower may from time to time with the consent of any Lender that shall have accepted such offer extend the maturity date of any Loans and otherwise modify the terms of such Loans of such Lender pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Loans and/or modifying the amortization schedule in respect of such Loans) (each, an “Extension”; any Extended Loans shall constitute a separate Class of Loans from the Class of Loans from which they were converted, it being understood that an Extension may be in the form of an increase in the amount of any other then outstanding Class of Loans otherwise satisfying the criteria set forth below), so long as the following terms are satisfied: (i) no Event of Default shall exist at the time the notice in respect of an Extension Offer is delivered to the Lenders, and no Event of Default shall exist immediately prior to or after giving effect to the effectiveness of any Extended Loans, (ii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Borrower and set forth in the relevant Extension Offer), the Loans of any Lender (an “Extending Lender”) extended pursuant to any Extension (“Extended Loans”) shall have the same terms as the Class of Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the then Latest Maturity Date), (iii) the final maturity date of any Extended Loans shall be no earlier than the final maturity date of the Class of Loans subject to such Extension Offer and the amortization schedule applicable to Loans pursuant to Section 2.05 for periods prior to such final maturity date of the Class of Loans subject to such Extension Offer may not be increased, (iv) the Weighted Average Life to Maturity of any Extended Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Loans extended thereby, (v) any Extended Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Extension Offer, (vi) if the aggregate principal amount of Loans (calculated on the face amount thereof) in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer, (vii) all documentation in respect of such Extension shall be consistent with the foregoing, (viii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower and (ix) the interest rate margin applicable to any Extended Loans will be determined by the Borrower and the lenders providing such Extended Loans. No Lender shall be obligated to extend its Loans unless it so agrees. (b) With respect to all Extensions consummated by the Borrower pursuant to this Section 2.14, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.03 and (ii) any Extension Offer is required to be in any minimum amount of $25,000,000, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Loans of any or all applicable Classes be tendered. (c) The Lenders hereby irrevocably authorize the Administrative Agent and the Collateral Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Loans so extended and such technical amendments as Exhibit 10.1

-82- may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Class or Classes, in each case on terms consistent with this Section 2.14. (d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purposes of this Section 2.14. (e) This Section 2.14 shall supersede any provisions in Section 2.11 or 10.01 to the contrary. SECTION 2.15. Loan Repricing Protection. In the event that, on or prior to the date that is sixtwelve (612) months after the Amendment No. 12 Effective Date, the Borrower (a) makes any prepayment of the Loans in connection with any Repricing Transaction or (b) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (i) in the case of clause (a), a prepayment premium of 1% of the amount of the Loans being prepaid and (ii) in the case of clause (b), a payment equal to 1% of the aggregate amount of the applicable Loans outstanding immediately prior to such amendment. SECTION 2.16. Permitted Debt Exchanges. (a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all Lenders (other than, with respect to any Permitted Debt Exchange Offer that constitutes an offering of securities, any Lender that, if requested by the Borrower, is unable to certify that it is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (ii) an institutional “accredited investor” (as defined in Rule 501 under the Securities Act) or (iii) not a “U.S. person” (as defined in Rule 902 under the Securities Act)) with outstanding Loans of a particular Class, the Borrower may from time to time consummate one or more exchanges of such Loans for Indebtedness (in the form of senior secured, senior unsecured, senior subordinated, or subordinated notes or loans) (such Indebtedness, “Permitted Debt Exchange Notes” and each such exchange, a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) each such Permitted Debt Exchange Offer shall be made on a pro rata basis to the Lenders (other than, with respect to any Permitted Debt Exchange Offer that constitutes an offering of securities, any Lender that, if requested by the Borrower, is unable to certify that it is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (ii) an institutional “accredited investor” (as defined in Rule 501 under the Securities Act) or (iii) not a “U.S. person” (as defined in Rule 902 under the Securities Act)) of each applicable Class based on their respective aggregate principal amounts of outstanding Loans under each such Class; (ii) the aggregate principal amount (calculated on the face amount thereof) of such Permitted Debt Exchange Notes shall not exceed the aggregate principal amount (calculated on the face amount thereof) of Loans so refinanced, except to the extent a different incurrence basket pursuant Section 7.03 is utilized and with respect to an amount equal to any fees, expenses, commissions, underwriting discounts and premiums payable in connection with such Permitted Debt Exchange; (iii) the stated final maturity of such Permitted Debt Exchange Notes is not earlier than the latest Maturity Date for the Class or Classes of Loans being exchanged, and such stated final maturity is not subject to any conditions that could result in such stated final maturity occurring on a date that precedes such latest maturity date (it being understood that acceleration or mandatory repayment, prepayment, redemption or repurchase of such Permitted Debt Exchange Notes upon the occurrence of an event of default, a change of control, an event of loss or an asset disposition shall not be deemed to constitute a change in the stated final maturity thereof); (iv) such Permitted Debt Exchange Notes are not required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or Exhibit 10.1

-83- at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, a change of control, an event of loss or an asset disposition) prior to the latest Maturity Date for the Class or Classes of Loans being exchanged, provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated, including scheduled offers to repurchase) of such Permitted Debt Exchange Notes shall be permitted so long as the Weighted Average Life to Maturity of such Indebtedness shall be longer than the remaining Weighted Average Life to Maturity of the Class or Classes of Loans being exchanged; (v) no Restricted Subsidiary is a borrower or guarantor with respect to such Indebtedness unless such Restricted Subsidiary is or substantially concurrently becomes a Loan Party; (vi) if such Permitted Debt Exchange Notes are secured, (A) such Permitted Debt Exchange Notes are secured on a pari passu basis or junior priority basis to the Obligations, (B) such Permitted Debt Exchange Notes are not secured by any assets not securing the Obligations unless such assets substantially concurrently secure the Obligations, (C) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors and (D) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of the applicable Intercreditor Agreement; (vii) the terms and conditions of such Permitted Debt Exchange Notes (excluding pricing terms, optional prepayment or redemption terms, or financial or other covenants or provisions that are applicable only during periods after the Latest Maturity Date that is in effect on the date such of such Permitted Debt Exchange Notes are incurred or obtained) reflect market terms and conditions at the time of issuance or incurrence; provided, that if any such of such Permitted Debt Exchange Notes contain any financial maintenance covenants, such maintenance covenants shall not be more restrictive than (or in addition to) those contained in this Agreement (unless such covenants are also added for the benefit of the Lenders hereunder); (viii) all Loans exchanged under each applicable Class by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), and accrued and unpaid interest on such Loans shall be paid to the exchanging Lenders on the date of consummation of such Permitted Debt Exchange, or, if agreed to by the Borrower and the Administrative Agent, the next scheduled Interest Payment Date with respect to such Loans (with such interest accruing until the date of consummation of such Permitted Debt Exchange); (ix) if the aggregate principal amount of all Loans (calculated on the face amount thereof) of a given Class tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Loans which exceeds the principal amount thereof of the applicable Class actually held by it) shall exceed the maximum aggregate principal amount of Loans of such Class offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Loans under the relevant Class tendered by such Lenders ratably up to such maximum based on the respective principal amounts so tendered, or, if such Permitted Debt Exchange Offer shall have been made with respect to multiple Classes without specifying a maximum aggregate principal amount offered to be exchanged for each Class, and the aggregate principal amount of all Loans (calculated on the face amount thereof) of all Classes tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of Loans of all relevant Classes offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Loans across all Classes subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered; Exhibit 10.1

-84- (x) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrower and the Administrative Agent; and (xi) any applicable Minimum Tender Condition or Maximum Tender Condition, as the case may be, shall be satisfied or waived by the Borrower. Notwithstanding anything to the contrary herein, no Lender shall have any obligation to agree to have any of its Term B-1 Loans or Additional Term B-1 Commitments exchanged pursuant to any Permitted Debt Exchange Offer. (b) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.16, such Permitted Debt Exchange Offer shall be made for not less than $10,000,000 in aggregate principal amount of Loans, provided that subject to the foregoing the Borrower may at its election specify (A) as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Loans of any or all applicable Classes be tendered and/or (B) as a condition (a “Maximum Tender Condition”) to consummating any such Permitted Debt Exchange that no more than a maximum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Loans of any or all applicable Classes will be accepted for exchange. The Administrative Agent and the Lenders hereby acknowledge and agree that the provisions of Sections 2.03 and 2.11 do not apply to the Permitted Debt Exchange and the other transactions contemplated by this Section 2.16 and hereby agree not to assert any Default or Event of Default in connection with the implementation of any such Permitted Debt Exchange or any other transaction contemplated by this Section 2.16. (c) In connection with each Permitted Debt Exchange, the Borrower shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and the Borrower and the Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.16; provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than five (5) Business Days following the date on which the Permitted Debt Exchange Offer is made. The Borrower shall provide the final results of such Permitted Debt Exchange to the Administrative Agent no later than three (3) Business Days prior to the proposed date of effectiveness for such Permitted Debt Exchange (or such shorter period agreed to by the Administrative Agent in its sole discretion) and the Administrative Agent shall be entitled to conclusively rely on such results. (d) The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (i) neither the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange and (ii) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Exchange Act. ARTICLE III Taxes, Increased Costs Protection and Illegality SECTION 3.01. Taxes. (a) Except as required by applicable Law, any and all payments by any Loan Party to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any Taxes. (b) If any Loan Party or any other applicable withholding agent is required by applicable Law to make any deduction or withholding on account of any Non-Excluded Tax or Other Taxes from any sum paid or payable by Exhibit 10.1

-85- any Loan Party to any Lender or Agent under any of the Loan Documents: (i) the applicable Loan Party shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as such Loan Party becomes aware of it; (ii) the applicable Loan Party or withholding agent shall make such deduction or withholding and pay to the relevant Governmental Authority any such Non-Excluded Tax or Other Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Loan Party) for its own account or (if that liability is imposed on the Lender or Agent) on behalf of and in the name of the Lender or Agent (as applicable); (iii) the sum payable to such Lender or Agent (as applicable) shall be increased by such Loan Party to the extent necessary to ensure that, after the making of any required deduction or withholding (including any deductions or withholdings attributable to any payments required to be made under this Section 3.01), the Lender or the Agent (as applicable), receives on the due date a net sum equal to what it would have received had no such deduction or withholding been required or made; and (iv) within thirty days after paying any sum from which it is required by Law to make any deduction or withholding, and within thirty days after the due date of payment of any Tax which it is required by clause (ii) above to pay, the Borrower making such payments shall deliver to the Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction or withholding and of the remittance thereof to the relevant Governmental Authority. (c) Status of Lender. Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Laws or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documentation required below in this Section 3.01(c)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by such Borrower or the Administrative Agent) or promptly notify the Borrower and Administrative Agent of its inability to do so. Without limiting the foregoing: (1) Each U.S. Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding. (2) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the US Borrower or the Administrative Agent) whichever of the following is applicable: (A) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code; (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms); (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two properly completed and duly signed certificates substantially in the form of Exhibit I (any such certificate, a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms); (D) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by a Form W-8ECI, W-8BEN or W-8BEN- E, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information (or any successor forms) from each beneficial owner that would be required under this Exhibit 10.1

-86- Section 3.01(c) if such beneficial owner were a Lender, as applicable (provided that, if one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such beneficial owner); or (E) two properly completed and duly signed original copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, United States federal withholding tax on any payments to such Lender under the Loan Documents. (3) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of those Sections (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has or has not complied with such Lender’s obligations under such Sections and, if necessary, to determine the amount to deduct and withhold from such payment. For purposes of this Section 3.01(c)(3), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (4) The Administrative Agent shall deliver to the Borrower one duly signed, properly completed, original copy of either IRS Form W-9 (or successor form) or a U.S. branch withholding certificate on IRS Form W-8IMY evidencing its agreement to be treated as a U.S. Person with respect to payments under this Agreement, in either case, on or prior to the Closing Date (or on or prior to the date it becomes the Administrative Agent hereunder, in the case of any replacement or successor Administrative Agent). Notwithstanding any other provision of this clause (c), no Lender or the Administrative Agent shall be required to deliver any form that such it is not legally eligible to deliver. (d) In addition to the payments by a Loan Party required by Section 3.01(b), the applicable Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law. (e) The Loan Parties shall, jointly and severally, indemnify a Lender or Agent (each a “Tax Indemnitee”), within 10 days after written demand therefor, for the full amount of any Non-Excluded Taxes paid or payable by such Tax Indemnitee on or attributable to any payment under or with respect to any Loan Document, and any Other Taxes payable by such Tax Indemnitee (including Non-Excluded Taxes or Other Taxes imposed on or attributable to amounts payable under this Section 3.01), whether or not such Taxes were correctly or legally imposed or asserted by the Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by the Tax Indemnitee or by the Agent on its own behalf or on behalf of another Tax Indemnitee, shall be conclusive absent manifest error. (f) If and to the extent that a Tax Indemnitee, in its sole discretion (exercised in good faith), determines that it has received a refund of any Non-Excluded Taxes or Other Taxes in respect of which it has received additional payments under this Section 3.01, then such Tax Indemnitee shall pay to the relevant Loan Party the amount of such refund, net of all out-of-pocket expenses of the Tax Indemnitee (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Loan Party, upon the request of the Tax Indemnitee, agrees to repay the amount paid over to the Tax Indemnitee (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Tax Indemnitee if the Tax Indemnitee is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event shall the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to the indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional mounts with respect to such Tax had never been paid. This subsection Exhibit 10.1

-87- shall not be construed to require a Tax Indemnitee to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (g) The agreements in this Section 3.01 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. SECTION 3.02. Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate or Adjusted Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Adjusted Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be reasonably determined by the Administrative Agent without reference to the Adjusted Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans and shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Eurodollar Rate component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 3.03. Inability to Determine Rates. If the Required Lenders reasonably determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Adjusted Eurodollar Rate component of the Base Rate, the utilization of the Adjusted Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Notwithstanding anything to the contrary in this Agreement (including Section 10.01) or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: Exhibit 10.1

-88- (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any agreed LIBOR Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, until a LIBOR Successor Rate has been determined in accordance with this Agreement, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (solely to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) to the extent that one-month LIBOR has been affected by the circumstances under clause (a) above or the Scheduled Unavailability Date has occurred (as applicable), the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (solely to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein, and (ii) any affected Eurodollar Rate Loan then outstanding shall be converted into a Base Rate Loan (to the extent that one-month LIBOR has been affected by the circumstances under clause (a) above or the Scheduled Unavailability Date has occurred (as applicable), without reference to the Eurodollar Rate component thereof) either on the last day of the Interest Period therefor, if the applicable Lender may lawfully continue to maintain such Eurodollar Rate Loan to such day, or immediately, if the applicable Lenders may not lawfully continue to maintain such Eurodollar Rate Loan. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect Exhibit 10.1

-89- thereof (except for Non-Excluded Taxes or Other Taxes covered by Section 3.01 and any Excluded Taxes); or (iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender that is not otherwise accounted for in the definition of Adjusted Eurodollar Rate or this clause (a); and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender reasonably determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by it to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 3.04(b) so long as it is such Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 3.05. Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or Exhibit 10.1

-90- (c) any assignment of a Eurodollar Rate Loan on a day prior to the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 3.07; including any loss or expense (excluding loss of anticipated profits or margin) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. SECTION 3.06. Matters Applicable to All Requests for Compensation. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material economic, legal or regulatory respect (b) Suspension of Lender Obligations. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar Rate Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Eurodollar Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) Conversion of Eurodollar Rate Loans. If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurodollar Rate Loans no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans of a given Class held by the Lenders of such Class holding Eurodollar Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. Each Amendment No. 1Notwithstanding the foregoing, (x) each Amendment No. 1 Consenting Lender hereby waived the application of this Section 3.06 with respect to the repayment and/or conversion of its Initial Term Loans on the Amendment No. 1 Effective Date and (y) each Amendment No. 2 Consenting Lender hereby waives the application of this Section 3.06 with respect to the repayment and/or conversion of its Initial Term B Loans on the Amendment No. 12 Effective Date. SECTION 3.07. Replacement of Lenders under Certain Circumstances. If (i) any Lender requests compensation under Section 3.04 or ceases to make Eurodollar Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (iii) any Lender is a Non-Consenting Lender or (iv) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07), all of its interests, rights and obligations under this Agreement and the related Loan Documents to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.07(b)(iv); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Exhibit 10.1

-91- Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) such Lender being replaced pursuant to this Section 3.07 shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register and the Notes shall be deemed to be canceled upon such failure; (d) the Eligible Assignee shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender; (e) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (f) such assignment does not conflict with applicable Laws. In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, all affected Lenders or all the Lenders or all affected Lenders with respect to a certain Class or Classes of the Loans and (iii) the Required Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 3.08. Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. ARTICLE IV Conditions Precedent to Borrowings SECTION 4.01. Conditions to Closing Date. The obligation of each Lender to make a Borrowing hereunder on the Closing Date is subject to satisfaction of the following conditions precedent (or waiver thereof in accordance with Section 10.01): (a) The Administrative Agent (or its counsel) shall have received (i) from each of the Loan Parties a counterpart of this Agreement signed on behalf of such party (if applicable), the Guaranty, the Security Agreement, the ABL Intercreditor Agreement, each Note (to the extent requested at least three (3) Business Days prior to the Closing Date), the Perfection Certificate and each other Loan Document to be executed on the Closing Date, signed on behalf of such party and (ii) a Committed Loan Notice as required by Section 2.02. (b) Subject to the final paragraph of this Section 4.01, the Administrative Agent (or its bailee) shall have received the certificates representing the Equity Interests pledged pursuant to the Security Agreement and the instruments evidencing the debt pledged pursuant to the Secured Agreement, in each case, together with an undated stock or similar power for each such certificate and instrument executed in blank by a duly authorized officer of the pledgor thereof. Exhibit 10.1

-92- (c) Subject to the last paragraph of this Section 4.01 and the terms of each applicable Collateral Document, each document (including any Uniform Commercial Code (or similar) financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation. (d) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, members or other governing body (including any committee thereof) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officer or authorized signatory of such Loan Party authorized to sign the Loan Documents to which it is a party on the Closing Date and (C) certify that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended since the date of the last amendment thereto shown on the certificate of good standing referred to below (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (ii) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the state of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party). (e) The Administrative Agent shall have received, on behalf of itself and the Lenders on the Closing Date, a customary written opinion of (i) Kirkland & Ellis LLP, special counsel for Holdings, the Borrower and each other Loan Party and (ii) local or other counsel reasonably satisfactory to the Administrative Agent (other than local counsel opinions relating to the Mortgages which shall be delivered as provided in Section 6.13), in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request. (f) The Administrative Agent shall have received a certificate dated as of the Closing Date in substantially the form of Exhibit K from the Borrower’s chief financial officer (or other officer, including treasurer, with equivalent duties) certifying as to the matters set forth therein. (g) All fees required to be paid on the Closing Date pursuant to the Fee Letter and reasonable out-of- pocket expenses required to be paid on the Closing Date pursuant to the Commitment Letter, in the case of expenses to the extent invoiced at least three (3) Business Days prior to the Closing Date, shall, upon the initial funding of the Initial Term Loans, have been paid (which amounts may be offset against the proceeds of the Initial Term Loans). (h) Prior to or substantially simultaneously with initial funding of the Loans hereunder, the Acquisition shall be consummated, in all material respects in accordance with the terms of the Acquisition Agreement, without giving effect to any amendments, consents or waivers by you thereto that are materially adverse to the Lenders or the Arrangers, without the prior consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (a) any aggregate reduction in the purchase price of, or consideration for, the Acquisition is not materially adverse to the interests of the Lenders or the Arrangers, but shall be applied first to reduce the Equity Contribution, so long as the Equity Contribution is not less than forty percent (40%), and thereafter (i) sixty percent (60%) of any such reduction shall be applied to reduce the Term Facility and (ii) 40% of any such reduction shall be applied to reduce the Equity Contribution, (b) any increase in the purchase price of, or consideration for, the Acquisition is not materially adverse to the interests of the Lenders or the Arrangers so long as such increase is funded by the Equity Contribution and (b) any amendment to the definition of “Company Material Adverse Effect” (as defined in the Acquisition Agreement) is materially adverse to the interests of the Lenders and the Arrangers). (i) The (i) Specified Acquisition Agreement Representations shall be true and correct as required by the terms of the definition thereof and (ii) the Specified Representations shall be true and correct in all material Exhibit 10.1

-93- respects; provided that in the case of any Specified Acquisition Agreement Representation or Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be; provided, further, that if any of the Specified Representations are qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, the definition thereof shall be a Company Material Adverse Effect for purposes of any such representations and warranties made or deemed made on, or as of, the Closing Date (or any date prior thereto). (j) The Equity Contribution shall have been made or, substantially simultaneously with the initial funding of the Loans hereunder, shall be made (to the extent not otherwise applied to the Transactions). (k) The Arrangers shall have received (i) the Annual Financial Statements, (ii) the Quarterly Financial Statements and (iii) the Pro Forma Financial Statements. (l) The Administrative Agent shall have received reasonably satisfactory evidence that the Refinancing shall have been consummated or, substantially simultaneously with the funding of the Loans hereunder, shall be consummated. (m) The Administrative Agent and the Arrangers shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date by the Administrative Agent and the Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the PATRIOT Act. (n) Except as set forth in the Company Disclosure Schedules (as defined in the Acquisition Agreement) and except as disclosed in the Company SEC Documents (as defined in the Acquisition Agreement) filed with the SEC prior to the date of the Acquisition Agreement (to the extent the qualifying nature of such disclosure is readily apparent from the content of such Company SEC Documents) and excluding disclosures referred to as “Forward- Looking Statements”, “Risk Factors” and any other disclosures therein to the extent they are related to forward-looking statements, since September 30, 2015, there shall not have been any Company Material Adverse Effect. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Notwithstanding the foregoing, to the extent any Collateral (including the creation or perfection of any security interest) is not or cannot be provided on the Closing Date (other than (i) a Lien on Collateral that may be perfected by the filing of a financing statement under the UCC and (ii) a pledge of the Equity Interest of the Borrower, any Guarantor and each wholly owned Material Domestic Subsidiary with respect to which a Lien may be perfected on the Closing Date by the delivery of a stock or equivalent certificate, if any) after the Borrower’s use of commercially reasonable efforts to do so without undue burden or expense, then the provision and/or perfection of such Collateral shall not constitute a condition precedent to the availability and initial funding of the Loans on the Closing Date but may, if required, instead be delivered and/or perfected within ninety (90) days (or such longer period as the Administrative Agent may reasonably agree in its reasonable discretion) after the Closing Date pursuant to arrangements to be mutually agreed by the parties hereto acting reasonably. ARTICLE V Representations and Warranties The Borrower represents and warrants to the Administrative Agent and the Lenders on the Closing Date that: Exhibit 10.1

-94- SECTION 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Restricted Subsidiaries that is a Material Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to Holdings and the Borrower), (b)(i), (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.02. Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. (b) Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party nor the consummation of the Transaction will (i) contravene the terms of any of such Person’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have a, individually or in the aggregate, Material Adverse Effect. SECTION 5.03. Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. SECTION 5.05. Financial Statements; No Material Adverse Effect. (a) (i) The Annual Financial Statements and the Quarterly Financial Statements fairly present in all material respects the financial condition of Holdings and its Restricted Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Quarterly Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (ii) The unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2015, prepared after giving effect to the Transaction as if the Transaction had occurred as of such date (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unaudited pro forma Exhibit 10.1

-95- consolidated statement of operations of the Borrower and its Subsidiaries for the 12-month period ended December 31, 2015, prepared after giving effect to the Transaction as if the Transaction had occurred at the beginning of such period (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Annual Financial Statements and the Quarterly Financial Statements and have been prepared in good faith, based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a Pro Forma Basis the estimated financial position of the Borrower and its Subsidiaries as of December 31, 2015 and their estimated results of operations for the period covered thereby. (b) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. (c) The forecasts of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries for certain fiscal years ending after the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date, and all Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts. Each Lender and the Administrative Agent hereby acknowledges and agrees that Holdings and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP or IFRS, or the respective interpretation thereof, and that such restatements will not result in a Default or Event of Default under the Loan Documents. SECTION 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect. SECTION 5.07. Labor Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no strikes or other labor disputes against any of the Borrower or its Subsidiaries pending or, to the knowledge of the Borrower, threatened and (b) hours worked by and payment made based on hours worked to employees of each of the Borrower or its Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters. SECTION 5.08. Ownership of Property; Liens. Except where the failure to have such title or other interest would not reasonably be expected to have, individually, or in the aggregate, a Material Adverse Effect, each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, Liens permitted by Section 7.01, and Liens and privileges arising mandatorily by Law. SECTION 5.09. Environmental Matters. (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries and their respective operations and properties is in compliance with all Environmental Laws in all jurisdictions in which each Loan Party and each of its Subsidiaries, as the case may be, is currently doing business (including having obtained all Environmental Permits required for its operations as currently conducted) and (ii) none of the Loan Parties or any of their respective Subsidiaries has become subject to any pending, or to the knowledge of the Borrower, threatened Environmental Claim. (b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Loan Parties or any of their respective Subsidiaries has, nor to their knowledge has any Exhibit 10.1

-96- other Person, (i) treated, stored, transported or Released Hazardous Materials at or from any currently or formerly owned, leased or operated real estate or facility, or (ii) arranged for transport of Hazardous Materials, in each case in a manner that would reasonably be expected to give rise to an Environmental Liability. SECTION 5.10. Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of Holdings, the Borrower and its Subsidiaries has timely filed Tax returns and reports required to be filed, and have timely paid all Taxes (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets (whether or not shown in a Tax Return), except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against any Loan Party or any of its Restricted Subsidiaries except (i) those being actively contested by a Loan Party or such Restricted Subsidiary in good faith and by appropriate proceedings diligently conducted that stay the enforcement of the Tax in question and for which adequate reserves have been provided in accordance with GAAP or (ii) those that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. SECTION 5.11. ERISA Compliance. (a) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws. (b) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (iii) none of the Loan Parties or any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; (iv) none of the Loan Parties or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA; and (v) neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or has been determined to be in “endangered” or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA) and no such Multiemployer Plan is expected to be insolvent or in endangered or critical status ; except, with respect to each of the foregoing clauses (i) through (v) of this Section 5.11(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (c) Except where noncompliance or the incurrence of an obligation would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Laws, statutes, rules, regulations and orders, and no Loan Party has incurred any obligation in connection with the termination of or withdrawal from any Foreign Plan. SECTION 5.12. Subsidiaries. As of the Closing Date, Holdings has no Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in Holdings and its Subsidiaries have been validly issued and are fully paid and (if applicable) nonassessable, and all Equity Interests owned by Holdings or any Restricted Subsidiary are owned free and clear of all security interests of any person except (i) those created under the Collateral Documents or under the ABL Facility Documentation (which Liens shall be subject to the ABL Intercreditor Agreement) and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of Holdings and any Restricted Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement. SECTION 5.13. Margin Regulations; Investment Company Act. (a) As of the Closing Date, none of the Collateral is Margin Stock. No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock Exhibit 10.1

-97- (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U. (b) Neither the Borrower nor any Guarantor is an “investment company” under the Investment Company Act of 1940. SECTION 5.14. Disclosure. As of the Closing Date, none of the information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that (i) such projections are as to future events and are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, (ii) no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and (iii) such differences may be material. SECTION 5.15. Intellectual Property; Licenses, Etc.. The Borrower and the Restricted Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know-how database rights, rights of privacy and publicity, licenses and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of the respective businesses of the Borrower or any of its Subsidiaries as currently conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person except for such infringements, misuses, misappropriations or violations individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 5.16. Solvency. On the Closing Date after giving effect to the Transaction, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. SECTION 5.17. Use of Proceeds. The proceeds of the Loans shall be used (a) on the Closing Date, to fund a portion of the Transaction Costs and other costs associated with the consummation of the transactions under this Agreement, and (b) in the case of any Loans made after the Closing Date, for working capital requirements and other general corporate purposes of Holdings and its Subsidiaries including the financing of acquisitions, other investments and dividends, other distributions on account of the Equity Interests of Holdings (or any parent entity thereof) permitted hereunder and any other use not explicitly prohibited under the Loan Documents. Notwithstanding the foregoing, (x) the proceeds of the Term B Loans funded on the Amendment No. 1 Effective Date were used solely to repay Initial Term Loans that were not Converted Initial Term Loans and (y) the proceeds of the Term B-1 Loans funded on the Amendment No. 2 Effective Date shall be used solely to repay Initial Term B Loans that are not Converted Initial Term B Loans. SECTION 5.18. PATRIOT Act. To the extent applicable, each of Holdings and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the PATRIOT Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. Exhibit 10.1

-98- SECTION 5.19. Economic Sanctions, OFAC and Anti-Corruption Laws. (a) To the extent applicable, each of the Borrower and its Subsidiaries is in compliance, in all material respects, with the Sanctions Laws and Regulations. (b) None of (I) the Borrower or any other Loan Party or (II) a Restricted Subsidiary that is not a Loan Party or, (III) to the knowledge of the Borrower, any director, manager, officer, agent or employee of the Borrower or any of their Restricted Subsidiaries, in each case, is a Person (or under the Control of a Person) on the list of “Specially Designated Nationals and Blocked Persons” or the target of the limitations or prohibitions under any Sanctions Laws and Regulations. (c) No part of the proceeds of any Loan will be used for any improper payments by the Borrower or any of its Subsidiaries, directly or, to the knowledge of the Borrower, indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA and any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over the Borrower. SECTION 5.20. Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Collateral Agent of any Pledged Collateral required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority perfected Lien (subject to Liens permitted by Section 7.01 and subject to the ABL Intercreditor Agreement) on all right, title and interest of the respective Loan Parties in the Collateral described therein. SECTION 5.21. EEA Financial Institution. No Loan Party is an EEA Financial Institution. ARTICLE VI Affirmative Covenants So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, each of Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to: SECTION 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender each of the following and shall take the following actions: (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of Holdings (or, in the case of the fiscal year ending September 30, 2016, one hundred and twenty (120) days after September 30, 2016), a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year together with related notes thereto and management’s discussion and analysis describing results of operations, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than (x) with respect to, or resulting from, the regularly scheduled maturity of the Loans hereunder or the ABL Facility occurring within one year from the time such opinion is delivered or (y) a prospective default under any financial covenant with respect to the ABL Facility) or any qualification or exception as to the scope of such audit; Exhibit 10.1

-99- (b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings (or, in the case of any fiscal quarter ending on or prior to June 30, 2016 within sixty (60) days after the last day of such fiscal quarter), a condensed consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related (i) condensed consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) condensed consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes, together with management’s discussion and analysis describing results of operations; (c) within ninety (90) days after the end of each fiscal year (or, in the case of the fiscal year ending September 30, 2016, one hundred and twenty (120) days after September 30, 2016), a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of Holdings for its internal use (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected operations or income and projected cash flow and setting forth the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; (d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; and (e) annually, at a time mutually agreed with the Administrative Agent that is promptly after the delivery of the information required pursuant to clause (a) above, use commercially reasonable efforts to participate in a conference call for Lenders to discuss the financial condition and results of operations of Holdings and its Subsidiaries for the most recently-ended period for which financial statements have been delivered; provided that, the Lenders shall be permitted to join, to the extent permitted by applicable Laws and the extent permitted under any applicable documentation governing the SPAC, quarterly calls with public equity holders; provided, further, that if the SPAC is holding a conference call open to the public to discuss the financial condition and results of operations of Holdings and its Subsidiaries for the most recently ended measurement period for which financial statements have been delivered pursuant to Sections 6.01(a) or 6.01(b) above, Holdings will not be required to hold a second, separate call for the Lenders so long as the Lenders are provided access to such initial conference call (which requirement can be satisfied by Holdings by posting the conference call information for its quarterly calls with public equity holders in its filings with the SEC) and the ability to ask questions thereon. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of Holdings that holds all of the Equity Interests of Holdings or (B) Holdings’ or such entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to Holdings and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than (x) with respect to, or resulting from, the regularly scheduled maturity of the Loans hereunder or the ABL Facility occurring within one year from the time such opinion is delivered or (y) a prospective default under any financial covenant with respect to the ABL Facility) or any qualification or exception as to the scope of such audit. Exhibit 10.1

-100- Any financial statements required to be delivered pursuant to Sections 6.01(a) or (b) shall not be required to contain all purchase accounting adjustments relating to the Transaction to the extent it is not practicable to include any such adjustments in such financial statements. SECTION 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by either the chief financial officer or the treasurer of the Borrower; (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports, proxy statements and registration statements which Holdings or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor or with any national securities exchange, as the case may be (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8), and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of the ABL Facility so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02; (d) together with the delivery of the financial statements pursuant to Section 6.01(a) and each Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Exhibit A of the Security Agreement (or confirming that there has been no change in such information since the Closing Date or the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.03(b) and (iii) a list of each Subsidiary of Holdings that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list; and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time on its own behalf or on behalf of any Lender reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive Exhibit 10.1

-101- material non-public information with respect to the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings, its Subsidiaries or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” SECTION 6.03. Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Default; and (b) of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any arbitrator or Governmental Authority, (ii) the filing or commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iii) the occurrence of any ERISA Event that, in any such case referred to in clauses (i), (ii) or (iii), has resulted or would reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. SECTION 6.04. Payment of Taxes. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such Taxes is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (ii) the failure to pay or discharge the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization; and (b) Take all reasonable action to obtain, preserve, renew and keep in full force and effect the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, except in the case of clause (a) or (b) to the extent (other than with respect to the preservation of the existence of Holdings and the Borrower) that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or pursuant to any merger, consolidation, liquidation, dissolution or Disposition permitted by Article VII. SECTION 6.06. Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment used in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted. Exhibit 10.1

-102- SECTION 6.07. Maintenance of Insurance. (a) Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to Holdings’ and its Restricted Subsidiaries’ properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons, and will furnish to the Lenders, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Each such policy of insurance shall as appropriate, (i) name the Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and/or (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties as the loss payee thereunder. (b) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent. SECTION 6.08. Compliance with Laws. Comply in all material respects with its Organization Documents and the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property (including without limitation ERISA and Sanctions Laws and Regulations, OFAC and FCPA), except if the failure to comply therewith would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect. SECTION 6.09. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP (or applicable local standards) shall be made of all material financial transactions and matters involving the assets and business of Holdings, the Borrower or such Restricted Subsidiary, as the case may be. SECTION 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non- financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. SECTION 6.11. Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Exhibit 10.1

-103- Document, take all action necessary or reasonably requested by the Administrative Agent or the Collateral Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) (x) upon the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any Loan Party, any Subsidiary becoming a wholly owned Material Domestic Subsidiary or any Subsidiary ceasing to be an Excluded Subsidiary, (y) upon the acquisition of any material assets by the Borrower or any other Loan Party or (z) with respect to any Subsidiary at the time it becomes a Loan Party, for any material assets held by such Subsidiary (in each case, other than assets constituting Collateral under a Collateral Document that becomes subject to the Lien created by such Collateral Document upon acquisition thereof (without limitation of the obligations to perfect such Lien)): (i) within forty-five (45) days (or such greater number of days specified below) (or such longer period as agreed by the Collateral Agent in its reasonable discretion) after such formation, acquisition or designation or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion: (A) cause each such Material Domestic Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Collateral Agent a description of the Material Real Properties owned by such Material Domestic Subsidiary in detail reasonably satisfactory to the Collateral Agent; (B) within forty-five (45) days (or, subject to the proviso at the end of this clause (B), within one hundred twenty (120) days in the case of documents listed in Section 6.13(b)) (or such longer period as agreed by the Collateral Agent in its reasonable discretion) after such formation, acquisition or designation, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Collateral Agent a joinder to the guaranty, Mortgages with respect to any Material Real Property (including, with respect to such Mortgages, the documents listed in Section 6.13(b)), Security Agreement Supplements, Intellectual Property Security Agreements and other security agreements and documents (consistent with the Security Agreement, Intellectual Property Security Agreements and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; provided, however, that, with respect to any Mortgage required to be delivered pursuant to this Section 6.11(a), the relevant Material Domestic Subsidiary shall not be required to execute and deliver any such Mortgage until (x) at least 45 days from the date the Borrower or relevant Material Domestic Subsidiary has provided the Collateral Agent with the description of the Material Real Property required pursuant to Section 6.11(a)(i)(A) above (provided, that, for the avoidance of doubt, the applicable Loan Party shall not be required to deliver such Mortgage or any of the other documents listed in Section 6.13(b) prior to the time described in the first three lines of this Section 6.11(a)(i)(B)) and (y) the Borrower has received confirmation from the Collateral Agent that flood insurance due diligence and flood insurance compliance as required by Section 6.07 hereto has been completed; (C) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law) and instruments evidencing the intercompany Indebtedness held by such Material Domestic Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent; (D) within forty-five (45) days (or, subject to the proviso at the end of Section 6.11(a)(i)(B), within one hundred twenty (120) days in the case of documents listed in Section 6.13(b)) (or such longer period as agreed by the Collateral Agent in its reasonable discretion) after such formation, acquisition or designation, take and cause the applicable Material Domestic Subsidiary and each direct or indirect parent of such applicable Material Domestic Subsidiary that Exhibit 10.1

-104- is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law); (ii) within forty-five (45) days (or, subject to the proviso at the end of Section 6.11(a)(i)(B), within one hundred twenty (120) days in the case of documents listed in Section 6.13(b)) after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and (iii) as promptly as practicable after the reasonable request therefor by the Administrative Agent or Collateral Agent, deliver to the Collateral Agent with respect to each Material Real Property, environmental assessment reports; provided that the Collateral Agent may in its reasonable discretion accept any such existing report to the extent prepared as of a date reasonably satisfactory to the Collateral Agent; provided, however, that there shall be no obligation to deliver to the Collateral Agent any environmental assessment report whose disclosure to the Collateral Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; (b) [reserved]; (c) after the Closing Date, promptly after the acquisition of any Material Real Property by any Loan Party other than Holdings, and such Material Real Property shall not already be subject to a perfected Lien (subject to Permitted Liens) under the Collateral Documents with the priority required pursuant to the Collateral and Guarantee Requirement and is required to be, the Borrower shall give notice thereof to the Collateral Agent and, subject to the proviso at the end of this Section 6.11(c), within one hundred twenty (120) days (or such longer period as agreed by the Collateral Agent in its reasonable discretion) of the date of such acquisition shall cause such real property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b); provided, however, that, with respect to any Mortgage required to be delivered pursuant to this Section 6.11(c), the applicable Loan Party shall not be required to execute and deliver such Mortgage until (x) at least 45 days from the date the Borrower or relevant Material Domestic Subsidiary has provided the Collateral Agent with the description of the Material Real Property required pursuant to Section 6.11(a)(i)(A) above (provided, that, for the avoidance of doubt, the applicable Loan Party shall not be required to deliver such Mortgage or any of the other documents listed in Section 6.13(b) prior to the time described in the first three lines of Section 6.11(a)(i)(B)) and (y) the Borrower has received confirmation from the Collateral Agent that flood insurance due diligence and flood insurance compliance as required by Section 6.07 hereto has been completed. SECTION 6.12. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with Environmental Laws. Exhibit 10.1

-105- SECTION 6.13. Further Assurances and Post-Closing Covenant. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document and in each case at the expense of the Loan Parties: (a) Promptly upon reasonable request from time to time by the Administrative Agent or the Collateral Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as may be necessary in order to carry out more effectively the purposes of the Collateral Documents. (b) In the case of each Material Real Property listed on Schedule 1.01B, provide the Collateral Agent within one hundred twenty (120) days (or such longer period as the Collateral Agent may agree in its sole discretion) after the Closing Date: (i) a Mortgage with respect to such Material Real Property together with evidence that counterparts of such Mortgage have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; (ii) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each such Material Real Property and if such Material Real Property is located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each other Loan Party relating thereto; (iii) a copy of, or a certificate as to coverage under, the insurance policies required by Section 6.07 (including, without limitation, flood insurance policies) and the applicable provisions of the Collateral Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance satisfactory to the Administrative Agent; (iv) American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, and dated no more than 30 days before the Closing Date, certified to the Collateral Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Collateral Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Collateral Agent; provided, however, that a new American Land Title Association/American Congress on Surveying and Mapping form survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the issuer of the Mortgage Policies is delivered to the Collateral Agent and the issuer of the Mortgage Policies and (y) the issuer of the Mortgage Policies removes the standard survey exception and provides reasonable and customary survey related endorsements and other coverages in the applicable Mortgage Policy; (v) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements available in the applicable jurisdiction and in amount, reasonably acceptable to the Collateral Agent (not to exceed the cost or book value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, subject only to Liens Exhibit 10.1

-106- permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and as such coinsurance and direct access reinsurance as the Collateral Agent may reasonably request and is available in the applicable jurisdiction; (vi) opinions of local counsel for the Loan Parties in states in which such Mortgaged Properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings and the authorization, execution and delivery of the Mortgages in form and substance reasonably satisfactory to the Administrative Agent; and (vii) such other evidence that all other actions that the Administrative Agent or Collateral Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken. SECTION 6.14. Maintenance of Ratings. Use commercially reasonable efforts to maintain (i) a public corporate credit rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower, and (ii) a public rating in respect of the Facility from each of S&P and Moody’s. SECTION 6.15. Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 6.15, in each case within the time specified on such schedule or such longer period as may be approved by the Administrative Agent in writing in its reasonable discretion. ARTICLE VII Negative Covenants So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, each of Holdings, Sub Holdco and the Borrower shall not (and, with respect to Section 7.13, only Holdings and Sub Holdco shall not), nor shall Holdings or the Borrower permit any Restricted Subsidiary to: SECTION 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens. SECTION 7.02. Investments. Make or hold any Investments, except Permitted Investments. SECTION 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or issue any Disqualified Stock, or permit any Restricted Subsidiary to issue any shares of Preferred Stock, in each case, other than Permitted Indebtedness. For purposes of determining compliance with this covenant: (1) in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) meets the criteria of more than one of the categories of Permitted Indebtedness, Disqualified Stock or Preferred Stock described in clauses (1) through (28) of the definition of Permitted Indebtedness, the Borrower, in its sole discretion, will classify or reclassify such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock in one of such clauses; provided that all Indebtedness outstanding under the ABL Facility on the Closing Date will be treated as incurred on the Closing Date under clause (1) of the definition of Permitted Indebtedness and all Indebtedness outstanding under the Facility on the Closing Date will be treated as incurred on the Closing Date under clause (2) of the definition of Permitted Indebtedness; and Exhibit 10.1

-107- (2) at the time of incurrence, the Borrower will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in the first and second paragraphs above. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of OID discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, of the same class will not be deemed to be an incurrence or issuance of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this covenant. For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing. SECTION 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) Holdings or any Restricted Subsidiary may merge or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Borrower, the direct parent of the Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement and to the other applicable Loan Documents in form reasonably satisfactory to the Administrative Agent; (b) (i) any Restricted Subsidiary of the Borrower that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary of the Borrower that is not a Loan Party, (ii) any Restricted Subsidiary of the Borrower may merge or consolidate with or into any other Restricted Subsidiary of Holdings that is a Loan Party, (iii) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States shall be permitted and (iv) any Restricted Subsidiary of Holdings may liquidate or dissolve (provided that no liquidation or dissolution of the Borrower shall be permitted by this clause (iv)) or change its legal form if Holdings determines in good faith that such action is in the best interests of Holdings and its Restricted Subsidiaries and is not materially disadvantageous to the Lenders, provided, in the case of clauses (ii) through (iv), that the surviving Person (or, with respect to clause (iv), the Person who receives the assets of such dissolving or liquidated Restricted Subsidiary that is a Guarantor) shall be a Loan Party; (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) such Investment must be a permitted Investment in a Restricted Subsidiary which is not a Loan Party in accordance with Section 7.02; (d) so long as no Default exists or would result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Exhibit 10.1

-108- Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to supplements hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guaranty of the Obligations shall apply to the Successor Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Collateral Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement; (e) so long as no Default exists or would result therefrom, Holdings may merge or consolidate with any other Person; provided that (A) Holdings shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not Holdings or is a Person into which Holdings has been liquidated (any such Person, the “Successor Holdings”) (A) the Successor Holdings shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Holdings shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (C) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement; (f) any Restricted Subsidiary may merge, amalgamate or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be the Borrower or a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the applicable requirements of Section 6.11; and (g) a merger, amalgamation, dissolution, winding up, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(e)). SECTION 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of Holdings and the Restricted Subsidiaries; (b) Dispositions of inventory and goods held for sale in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; provided that to the extent the property being exchanged constitutes Term Loan First Lien Collateral, such replacement property shall constitute Term Loan First Lien Collateral; (d) Dispositions of property to Holdings or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) such Investment must be a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 7.02 (other than pursuant to clause (4) of the definition of Permitted Investments); Exhibit 10.1

-109- (e) Dispositions permitted by Sections 7.02 (other than pursuant to clause (4) of the definition of Permitted Investments), 7.04 and 7.06 and Liens permitted by Section 7.01; (f) Dispositions of property pursuant to sale leaseback transactions; provided that, except for any sale leaseback transaction that is not between (a) a Loan Party and another Loan Party or (b) a Restricted Subsidiary that is not a Loan Party and another Restricted Subsidiary that is not a Loan Party, to the extent the aggregate amount of Net Cash Proceeds received by Holdings or a Restricted Subsidiary from Dispositions made pursuant to this Section 7.05(f) exceeds $90,000,000, all Net Cash Proceeds in excess of such amount shall be applied to prepay Loans in accordance with Section 2.03(b)(ii)(A) and may not be reinvested in the business of the Borrower or a Restricted Subsidiary; (g) Dispositions of Cash Equivalents; (h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole; (i) transfers of property subject to Casualty Events; (j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) such Disposition shall be for fair market value as reasonably determined by Holdings or the applicable Restricted Subsidiary in good faith (ii) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Event of Default exists or would result from such Disposition), no Event of Default shall exist or would result from such Disposition; (iii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $10,000,000, Holdings or any of the Restricted Subsidiaries shall receive not less than 75.0% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (iii), (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities constituting Subordinated Indebtedness, that are assumed by the transferee with respect to the applicable Disposition and for which Holdings and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by Holdings or such Restricted Subsidiary from such transferee that are converted by Holdings or such Restricted Subsidiary into cash (to the extent of the cash received) within one hundred and eighty (180) days following the closing of the applicable Disposition, (C) Indebtedness (other than Subordinated Indebtedness) of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that Holdings and each other Restricted Subsidiary are released from any Guarantee of payment of such Indebtedness in connection with such Disposition and (D) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value as determined by the Borrower in good faith, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (D) that is at that time outstanding, not in excess of the greater of $20,000,000 and 10.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash; and (iv) Holdings or the applicable Restricted Subsidiary complies with the applicable provisions of Section 2.03; (k) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (l) Dispositions of accounts receivable in connection with the collection, settlement or compromise thereof; (m) any issuance or sale of Equity Interests in, or sale of Indebtedness or other securities of, an Unrestricted Subsidiary; Exhibit 10.1

-110- (n) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Borrower or any of its Restricted Subsidiaries that is not in contravention of Section 7.07; provided that to the extent the property being transferred constitutes Term Loan First Lien Collateral, such replacement property shall constitute Term Loan First Lien Collateral; (o) the unwinding of any Hedging Obligations; (p) any Disposition of Securitization Assets pursuant to a Qualified Securitization Facility; (q) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (r) the licensing or sub-licensing of intellectual property or other general intangibles in the ordinary course of business, other than the licensing of intellectual property on a long-term basis; (s) any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims in the ordinary course of business; (t) the issuance of directors’ qualifying shares and shares issued to foreign nationals as required by applicable Law; (u) Dispositions of non-core or obsolete assets acquired in connection with a Permitted Acquisition to the extent Holdings or any of its Restricted Subsidiaries has entered into a legally binding commitment to Dispose of such property or assets within twelve (12) months of the consummation of the Permitted Acquisition thereof; (v) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater fair market value of usefulness to the business of Holdings or any Restricted Subsidiary as a whole, as determined in good faith by Holdings; (w) [reserved] (x) Dispositions of real property and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of any direct or indirect parent company of Holdings, Holdings or any Subsidiary; (y) [reserved] (z) Dispositions of assets in connection with the closing or sale of an office in the ordinary course of business of the Borrower and the Subsidiaries, which consist of leasehold interests in the premises of such office, the equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such office; provided that as to each and all such sales and closings, (i) on the date on which the agreement governing such Disposition is executed, no Event of Default shall result and (ii) such sale shall be on commercially reasonable prices and terms in a bona fide arm’s-length transaction; (aa) the sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold in the ordinary course of business thereafter; and (bb) Dispositions of letters of credit and/or bank guarantees (and/or the rights thereunder) to banks or other financial institutions in the ordinary course of business in exchange for cash and/or Cash Equivalents. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by Exhibit 10.1

-111- this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. SECTION 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment other than: (1) the payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or other distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption payment would have complied with the provisions of this Section 7.06; (2) (a) the redemption, repurchase, retirement or other acquisition of any Equity Interest (“Treasury Capital Stock”) of any Loan Party or any Equity Interest of any direct or indirect parent company of Holdings, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of Holdings or any direct or indirect parent company of Holdings to the extent contributed to Holdings (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”) and (b) if immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividend thereon was permitted under clause (6) of this paragraph, the declaration and payment of dividend on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect parent company of Holdings) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Treasury Capital Stock immediately prior to such retirement; (3) the defeasance, redemption, repurchase, exchange or other acquisition or retirement of Disqualified Stock made by exchange for, or out of the proceeds of a sale made within 90 days of, Disqualified Stock of Holdings, the Borrower or any other Loan Party, that, in each case, is incurred in compliance with Section 7.03; (4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of Holdings or any direct or indirect parent company of Holdings held by any future, present or former employee, director, officer, manager or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of Holdings, any of its Subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, or any stock subscription or shareholder agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by Holdings or any direct or indirect parent company of Holdings in connection with such repurchase, retirement or other acquisition), including any Equity Interest rolled over by management of Holdings or any direct or indirect parent company of Holdings in connection with the Transaction; provided that the aggregate amount of Restricted Payments made under this clause does not exceed $10,000,000 in any fiscal year following the Closing Date (with unused amounts in any fiscal year being carried over to succeeding fiscal years subject to a maximum amount of Restricted Payments pursuant to this proviso not to exceed $20,000,000 in any fiscal year); provided, further, that each of the amounts in any fiscal year under this clause may be increased by an amount not to exceed: (a) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of Holdings and, to the extent contributed to Holdings, the cash proceeds from the sale of Equity Interests of any direct or indirect parent company of Holdings, in each case to any future, present or former employees, directors, officers, managers, or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) of Holdings, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, in each case to the extent Not Otherwise Applied; plus (b) the cash proceeds of key man life insurance policies received by Holdings or the Restricted Subsidiaries after the Closing Date; less Exhibit 10.1

-112- (c) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (a) and (b) of this clause (4); and provided, further, that cancellation of Indebtedness owing to Holdings from any future, present or former employees, directors, officers, managers, or consultants of Holdings (or their respective Controlled Investment Affiliates or Immediate Family Members), any direct or indirect parent company of Holdings or any Restricted Subsidiary in connection with a repurchase of Equity Interests of Holdings or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this Section 7.06; (5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of Holdings or any Restricted Subsidiary or any class or series of Preferred Stock of any Restricted Subsidiary issued in accordance with this Section 7.06 to the extent such dividends are included in the definition of “Fixed Charges”; (6) (a) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by Holdings after the Closing Date; (b) the declaration and payment of dividends to any direct or indirect parent company of Holdings, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by such parent company after the Closing Date, provided that the amount of dividends paid pursuant to this clause (b) shall not exceed the aggregate amount of cash actually contributed to Holdings from the sale of such Designated Preferred Stock; or (c) the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this Section; provided, in the case of each of (a), (b) and (c) of this clause (6), that for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance or declaration on a Pro Forma Basis, the Fixed Charge Coverage Ratio as of the last day of the most recently ended Test Period would be not less than 2.00 to 1.00; (7) payments made or expected to be made by Holdings or any Restricted Subsidiary in respect of withholding or similar taxes payable upon exercise of Equity Interests by any future, present or former employee, director, officer, manager or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) and any repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or required withholding or similar taxes; (8) [reserved]; (9) other Restricted Payments up to an aggregate amount not to exceed the sum of (a) the greater of (1) $48,000,000 and (2) 3.00% of Total Assets and (b) an amount equal to the amount of Excluded Contributions previously received by Holdings; (10) distributions or payments of Securitization Fees; (11) any Restricted Payment made in connection with the Transaction and the fees and expenses related thereto or owed to Affiliates, in each case to the extent permitted by Section 7.08; Exhibit 10.1

-113- (12) the declaration and payment of dividends or distributions by Holdings to, or the making of loans to, any direct or indirect parent company of Holdings in amounts required for any direct or indirect parent company of Holdings to pay, in each case without duplication, (a) franchise and excise taxes and other fees, taxes and expenses required to maintain their corporate existence; (b) with respect to any taxable year (or portion thereof) beginning after the Closing Date with respect to which Holdings is treated as a partnership or disregarded entity for U.S. federal income tax purposes, Holdings’ direct or indirect equity owners to fund the income tax liabilities (including estimated tax liabilities), amounts payable to Holdings’ direct or indirect equity owners in respect of their indirect ownership of the Borrower for such taxable year (or portion thereof), in an aggregate amount assumed to equal the product of (i) the net taxable income of the Borrower (including, for the avoidance of doubt, any income that flows through to the Borrower from pass- through Subsidiaries of the Borrower or pursuant to the Subpart F of the Code) for the taxable year in question (or portion thereof), taking into account any adjustments under Section 743(b) of the Code allocable to any direct or indirect owner of the Borrower as a result of the Acquisition, reduced, in the case that the Borrower has a net taxable loss rather than net taxable income for any prior taxable year (or portion thereof) beginning after the Closing Date, by the total of the net taxable loss for such periods (determined as if all such periods were one period) to the extent such taxable loss is of a character (ordinary or capital) that would permit such loss to be deducted against the income of the taxable year in question (or portion thereof) and has not previously been taken into account in determining tax distributions and (ii) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and the character of the taxable income in question (i.e., long term capital gain, qualified dividend income, etc.)) applicable to any such equity owner for the taxable year in question (or portion thereof); (c) customary salary, bonus and other benefits payable to employees, directors, officers and managers of any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of Holdings and the Restricted Subsidiaries, including Holdings’ proportionate share of such amounts relating to such parent entity being a public company; (d) general corporate operating and overhead costs and expenses of any direct or indirect parent company of Holdings to the extent such costs and expenses are attributable to the ownership or operation of Holdings and the Restricted Subsidiaries, including Holdings’ proportionate share of such amounts relating to such parent entity being a public company; (e) fees and expenses other than to Affiliates of Holdings related to any unsuccessful equity or debt offering of such parent company; (f) amounts payable pursuant to the Management Fee Agreement (including any amendment thereto so long as any such amendment is not materially disadvantageous in the good faith judgment of the board of directors of Holdings to Holdings when taken as a whole, as compared to the Management Fee Agreement as in effect on the Closing Date), solely to the extent such amounts are not paid directly by Holdings or its Subsidiaries; (g) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Holdings or any direct or indirect parent company of Holdings; (h) to finance Investments that would otherwise be permitted to be made pursuant to this covenant if made by Holdings; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment, (B) such direct or indirect parent company shall, immediately following the closing thereof, cause (1) all property acquired (whether Exhibit 10.1

-114- assets or Equity Interests) to be contributed to the capital of Holdings or a Restricted Subsidiary or (2) the merger or amalgamation of the Person formed or acquired into Holdings or a Restricted Subsidiary (to the extent not prohibited by Section 7.04) in order to consummate such Investment, (C) such direct or indirect parent company and its Affiliates (other than Holdings or a Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except to the extent Holdings or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Section 7.06 and (D) any property received by Holdings shall not increase the Available Amount; and (i) amounts that would be permitted to be paid by Holdings under clauses (4), (11) and (12) (but, in the case of clause (4), only in respect of indemnities and expenses) of Section 7.08; provided that the amount of any dividend or distribution under this clause (12)(i) to permit such payment shall reduce Consolidated Net Income of Holdings to the extent, if any, that such payment would have reduced Consolidated Net Income of Holdings if such payment had been made directly by Holdings and increase (or, without duplication of any reduction of Consolidated Net Income, decrease) EBITDA to the extent, if any, that Consolidated Net Income is reduced under this clause (12)(i) and such payment would have been added back to (or, to the extent excluded from Consolidated Net Income, would have been deducted from) EBITDA if such payment had been made directly by Holdings, in each case, in the period such payment is made; (13) the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to Holdings or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are Cash Equivalents); (14) other Restricted Payments so long as, immediately after giving Pro Forma Effect thereto, the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period is less than or equal to 3.50 to 1.00; (15) Restricted Payments out of the Available Amount so long as, immediately after giving Pro Forma Effect thereto, the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period is less than or equal to 4.1 to 1.0; (16) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a wholly owned Restricted Subsidiary, Holdings or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities; (17) payments pursuant to the terms of the Tax Receivable Agreement; and (18) other Restricted Payments in an aggregate amount per annum not to exceed five percent (5.0%) of the market capitalization of Borrower or its direct or indirect parent; provided that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (9), (14) or (15), no Default shall have occurred and be continuing or would occur as a consequence thereof. SECTION 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto. SECTION 7.08. Transactions with Affiliates. Make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of Holdings (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $10,000,000, unless such Affiliate Transaction is on terms that are not materially less favorable to Holdings Exhibit 10.1

-115- or its relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holdings or such Restricted Subsidiary with an unrelated Person on an arm’s-length basis; provided that the foregoing restriction shall not apply to: (1) transactions between or among Holdings or any Restricted Subsidiary (or any entity that becomes a Restricted Subsidiary as a result of such transaction); (2) (i) Guarantees permitted by Section 7.03, (ii) Restricted Payments permitted by Section 7.06 and (iii) Investments permitted by Section 7.02; (3) the payment of management, consulting, monitoring, advisory and other fees and related expenses (including indemnification and other similar amounts) pursuant to the Management Fee Agreement (plus any unpaid management, consulting, monitoring, advisory and other fees and related expenses (including indemnification and similar amounts) accrued in any prior year), or, in each case, any amendment thereto in an annual amount not to exceed the greater of (i) $4,500,000 and (ii) 2.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period for the preceding year and any one- time payment under the Management Fee Agreement of a termination fee to the Investors in the event of a Change of Control; (4) the payment of reasonable and customary fees and compensation paid to, and indemnities and reimbursements and employment and severance arrangements provided on behalf of or for the benefit of, current or former employees, directors, officers, managers, distributors or consultants of Holdings, any of its direct or indirect parent companies or any Restricted Subsidiary; (5) any agreement as in effect as of the Closing Date and set forth on Schedule 7.08, or any amendment thereto (so long as any such amendment is not disadvantageous in any material respect in the good faith judgment of the Borrower to the Lenders when taken as a whole as compared to the applicable agreement as in effect on the Closing Date); (6) the existence of, or the performance by Holdings or any Restricted Subsidiary of its obligations under the terms of, any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any similar agreements which it may enter into thereafter; provided that the existence of, or the performance by Holdings or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (6) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous in any material respect in the good faith judgment of the board of directors of the Borrower to the Lenders when taken as a whole; (7) the Transaction and the payment of all fees and expenses related to the Transaction, including Transaction Expenses; (8) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services that are Affiliates, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to Holdings and the Restricted Subsidiaries, in the reasonable determination of the board of directors of the Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (9) the issuance of Equity Interests (other than Disqualified Stock) of Holdings to any direct or indirect parent company of Holdings or to any Permitted Holder or to any employee, director, officer, manager, distributor or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of Holdings, any of its direct or indirect parent companies or any Restricted Subsidiary; Exhibit 10.1

-116- (10) sales of accounts receivable, or participations therein, or Securitization Assets or related assets in connection with or any Qualified Securitization Facility; (11) payments by Holdings or any Restricted Subsidiary (i) to any Affiliate or (ii) to any of the Investors made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures which payments are approved by a majority of the board of directors of Holdings in good faith; (12) payments and Indebtedness and Disqualified Stock (and cancellation of any thereof) of Holdings and the Restricted Subsidiaries and Preferred Stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, manager or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of Holdings, any of its Subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement; and any employment agreements, stock option plans and other compensatory arrangements (and any successor plans thereto) and any supplemental executive retirement benefit plans or arrangements with any such employees, directors, officers, managers or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) that are, in each case, approved by the Borrower in good faith; (13) investments by any of the Investors in securities of Holdings or any Restricted Subsidiary (and payment of reasonable out-of-pocket expenses incurred by such Investors in connection therewith) so long as (a) the investment is being offered generally to other investors on the same or more favorable terms and (b) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities; (14) payments to or from, and transactions with, any joint venture in the ordinary course of business (including, without limitation, any cash management activities related thereto); (15) payments by Holdings (and any direct or indirect parent company thereof) and its Subsidiaries pursuant to tax sharing agreements among Holdings (and any such parent company) and its Subsidiaries; provided that in each case the amount of such payments in any fiscal year does not exceed the amount described in Section 7.06(12)(b); (16) any lease entered into between Holdings or any Restricted Subsidiary, as lessee and any Affiliate of Holdings, as lessor, which is approved by a majority of the disinterested members of the board of directors of Holdings in good faith; (17) intellectual property licenses in the ordinary course of business; and (18) any transaction in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the board of directors of the Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is in the good faith determination of the Borrower qualified to render such letter, which letter states that (i) such transaction is on terms that are substantially no less favorable to the Borrower or such Restricted Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate or (ii) such transaction is fair to the Borrower or such Restricted Subsidiary, as applicable, from a financial point of view. SECTION 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that prohibits, restricts, imposes any condition on or limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to (directly or indirectly) or to make or repay loans or advances to any Loan Party or to Guarantee the Obligations of any Loan Party under the Loan Documents or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect Exhibit 10.1

-117- to the Facility and the Obligations under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that: (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation; (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; (iii) represent Indebtedness of a Restricted Subsidiary that is not a Loan Party that is permitted by Section 7.03; (iv) are restrictions that arise in connection with (including Indebtedness and other agreements entered into in connection therewith) (x) any Lien permitted by Section 7.01 and relate to the property subject to such Lien or (y) any Disposition permitted by Section 7.05 applicable pending such Disposition solely to the assets subject to such Disposition; (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business; (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof and, in the case of the ABL Facility and Credit Agreement Refinancing Indebtedness, permit the Liens securing the Obligations without restriction (subject to the Intercreditor Agreements); (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto; (viii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary; (ix) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (x) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business; (xi) are customary restrictions contained in the ABL Facility, the ABL Facility Documentation and any Refinancing Indebtedness of any of the foregoing; (xii) arise in connection with cash or other deposits permitted under Section 7.01; or (xiii) comprise restrictions imposed by any agreement governing Indebtedness entered into after the Closing Date and permitted under Section 7.03 that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions Exhibit 10.1

-118- contained in this Agreement), so long as the Borrower shall have determined in good faith that such restrictions will not affect its obligation or ability to make any payments required hereunder. SECTION 7.10. Use of Proceeds. Use the proceeds of any Borrowing, whether directly or indirectly, in a manner inconsistent with the uses set forth in Section 5.17 (other than to provide working capital). SECTION 7.11. Accounting Changes. Make any change in fiscal year; provided, however, that Holdings and the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, Holdings, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. SECTION 7.12. Prepayments, Etc., of Indebtedness. (a) (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest, AHYDO payments and mandatory prepayments shall be permitted) any junior lien (other than the ABL Facility and any Revolving Commitment Increase), unsecured or Subordinated Indebtedness, in each case, consisting of Indebtedness for borrowed money and with an individual outstanding principal balance in excess of $20,000,000 (collectively, “Junior Financing”), except (A) the refinancing thereof with the Net Cash Proceeds of, or in exchange for, any Refinancing Indebtedness, (B) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (C) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary owed to Holdings, the Borrower or a Restricted Subsidiary or the prepayment of Refinancing Indebtedness and the Management Fee Agreement with the proceeds of any other Junior Financing otherwise permitted by Section 7.03, (D) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the sum of (1) the greater of (x) $60,000,000 and (y) 30.0% of EBITDA of Holdings and its Restricted Subsidiaries for the most recently ended Test Period plus (2) the amount of Excluded Contributions previously received by Holdings, (E) other prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity so long as on a Pro Forma Basis at the time of such prepayment, redemption, purchase, defeasance and other payment, (x) no Default or Event of Default has occurred and is continuing and (y) the Consolidated Net Leverage Ratio is less than or equal to 3.50 to 1.0 as of the last day of the most recently ended Test Period, (F) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the Available Amount so long as on a Pro Forma Basis at the time of such prepayment, redemption, purchase, defeasance and other payment, (i) no Event of Default has occurred and is continuing and (ii) the Consolidated Net Leverage Ratio as of the last day of the most recently ended Test Period is less than or equal to 4.1 to 1.0 and (G) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings from the net cash proceeds of Equity Interests (other than Disqualified Equity Interests) of Holdings or (ii) make any payment in violation of any subordination terms of any Junior Financing Documentation. (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation. SECTION 7.13. Holdings and Sub Holdco. In the case of Holdings and Sub Holdco, conduct, transact or otherwise engage in any business or operations other than the following (and activities incidental thereto): (i) its ownership of the Equity Interests of the Borrower (and, in the case of Holdings, Sub Holdco, and, in the case of Holdings and Sub Holdco, any Person formed or acquired in connection with any acquisition or similar Investment not prohibited by the terms of this Agreement; provided, that as soon as practicable after any such acquisition or similar Investment, Holdings and Sub Holdco shall contribute all the Equity Interests of the Person or Persons formed or acquired, or substantially all the assets acquired, in such acquisition or similar Investment to the Borrower), (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents, the ABL Facility, or any other Indebtedness permitted by Section 7.03 or with respect to any agreement entered into in connection with an acquisition or other Investment not prohibited by the terms of this Agreement, (iv) any public offering of its common stock or any other issuance of its Equity Interests or any transaction permitted under Section 7.04, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of Exhibit 10.1

-119- its Subsidiaries and guaranteeing the obligations of its Subsidiaries in each case solely to the extent permitted hereunder, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings, Sub Holdco and the Borrower, (vii) holding any cash or property received in connection with Restricted Payments made in accordance with Section 7.06 or received in connection with Permitted Investments, in each case, pending application thereof by Holdings and Sub Holdco, (viii) providing indemnification to officers and directors, (ix) any other transaction Holdings or Sub Holdco is permitted to enter into in accordance with this Article VII and (x) activities incidental to the businesses or activities described in clauses (i) to (ix) of this Section 7.13. ARTICLE VIII Events of Default and Remedies SECTION 8.01. Events of Default. Each of the events referred to in clauses (a) through (k) of this Section 8.01 shall constitute an “Event of Default”: (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Borrower, any Restricted Subsidiary or, in the case of Section 7.13, Holdings or Sub Holdco fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of such Hedging Obligations and not as a result of any default thereunder by any Loan Party), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that (x) this clause (e)(B) shall not apply to secured Indebtedness that becomes due (or requires an offer to purchase) as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided, further, that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; provided that no such event under the ABL Facility shall constitute an Event of Default under this Section 8.01(e) until the acceleration of the Indebtedness under the ABL Facility and the exercise of any remedies by the ABL Administrative Agent in respect of any Collateral and such declaration or exercise has not been rescinded by the lenders under the ABL Facility on or before such date; or (f) Insolvency Proceedings, Etc. Holdings, Sub Holdco, the Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, Exhibit 10.1

-120- liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of any Loan Party which would reasonably be expected to result in a Material Adverse Effect, (ii) any Loan Party or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan and a Material Adverse Effect would reasonably be expected to result, or (iii) with respect to a Foreign Plan a termination, withdrawal or noncompliance with applicable Law or plan terms that would reasonably be expected to result in a Material Adverse Effect; or (i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or (j) Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of Collateral actually delivered to it and pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage, or (ii) any of the Equity Interests of the Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens subject to the ABL Intercreditor Agreement, First Lien Intercreditor Agreement (if any) and the Junior Lien Intercreditor Agreement (if any) or any nonconsensual Liens arising solely by operation of Law; or (k) Change of Control. There occurs any Change of Control. SECTION 8.02. Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may with the consent of the Required Lenders and shall, at the request of the Required Lenders, take any or all of the following actions: (a) declare Commitments of each Lender to be terminated, whereupon such Commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due Exhibit 10.1

-121- and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the Commitments of each Lender shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. SECTION 8.03. Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Subsidiary that is an Immaterial Subsidiary or at such time could, upon designation by the Borrower, become an Immaterial Subsidiary affected by any event or circumstances referred to in any such clause unless the EBITDA of such Subsidiary together with the EBITDA of all other Subsidiaries affected by such event or circumstance referred to in such clause, shall exceed 5% of the EBITDA of the Borrower and its Restricted Subsidiaries. SECTION 8.04. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, the Obligations under Secured Hedge Agreements and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law. Exhibit 10.1

-122- ARTICLE IX Administrative Agent and Other Agents SECTION 9.01. Appointment and Authorization of the Administrative Agent. (a) Each Lender hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX (other than Sections 9.09 and 9.11) are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any such provision. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a Lender and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including the Intercreditor Agreements), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. SECTION 9.02. Rights as a Lender. Any Person serving as an Agent (including as Administrative Agent) hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. SECTION 9.03. Exculpatory Provisions. Neither the Administrative Agent nor any other Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, an Agent (including the Administrative Agent): (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders Exhibit 10.1

-123- as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. Additionally, no Agent-Related Person shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; further, without limiting the generality of the foregoing, no Agent-Related Person shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. SECTION 9.04. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law. Exhibit 10.1

-124- SECTION 9.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub agent and to the Agent-Related Persons of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. SECTION 9.06. Non-Reliance on Administrative Agent and Other Lenders; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. SECTION 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent- Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto, provided, further, that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. Exhibit 10.1

-125- SECTION 9.08. No Other Duties; Other Agents, Arrangers, Managers, Etc. Anything herein to the contrary notwithstanding, none of the Joint Bookrunners, Arrangers or other Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder and such Persons shall have the benefit of this Article IX. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any agency or fiduciary or trust relationship with any Lender, Holdings, the Borrower or any of their respective Subsidiaries. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Each of the Syndication Agent and Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. Each of the Syndication Agent and Documentation Agent and any other Agent may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent and Borrower. SECTION 9.09. Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a Lender or a bank with an office in the United States, or an Affiliate of any such Lender or bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (i) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (ii) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent Exhibit 10.1

-126- and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. SECTION 9.11. Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) irrevocably authorizes the Administrative Agent and the Collateral Agent, and each of the Administrative Agent and the Collateral Agent agrees that it will: (a) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, (y) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made and (z) contingent indemnification obligations not yet accrued and payable), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than Holdings, the Borrower or any of its Domestic Subsidiaries that are Guarantors, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below; (b) subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is a Permitted Lien pursuant to clauses (1) (other than with respect to any self-insurance arrangements), (4) (solely to the extent securing any cash or Cash Equivalents or other property that does not constitute Collateral), (5) (6) (to the extent related to Indebtedness permitted to be incurred pursuant to clause (5) of the definition of Permitted Indebtedness), (9), (11) (solely to the extent securing any segregated cash or Cash Equivalents or other property that does not constitute Collateral), (17) (solely to the extent relating to the foregoing clause (9)), (18), (25) (to the extent related to subclause (a) or (b) of such clause), (27), (28), (29), (31), (33), and (36) of the definition thereof, in each case to the extent required by the terms of the obligations secured by such Liens pursuant to documents reasonably acceptable to the Administrative Agent; and (c) release any Guarantor from its obligations under the Guaranty if (i) in the case of any Subsidiary of the Borrower, except in the case of Holdings, Sub Holdco or the Company, such Person (I) ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder or (II) at the option of Holdings by notice to the Agent, becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder or (ii) in the case of Holdings or Sub Holdco, either Holdings or Sub Holdco ceases to be a Guarantor as a result of a transaction permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the ABL Facility, any Credit Agreement Refinancing Indebtedness or any other Junior Financing. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Exhibit 10.1

-127- Section 9.11, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11. SECTION 9.12. Appointment of Supplemental Administrative Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co- trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”). (b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require. (c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower or Holdings, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent. SECTION 9.13. Intercreditor Agreements. The Administrative Agent and the Collateral Agent are authorized to enter into the Intercreditor Agreements, and the parties hereto acknowledge that each Intercreditor Agreement is binding upon them. Each Lender (a) hereby consents to the subordination of the Liens on the ABL First Lien Collateral securing the Obligations on the terms set forth in the ABL Intercreditor Agreement and the Lien priority provisions of the other Intercreditor Agreements, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreements and (c) hereby authorizes and instructs the Administrative Agent and Collateral Agent to enter into the Intercreditor Agreements and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. Each Term B-1 Lender, by its execution and delivery of Amendment No. 12 and its making of Term B-1 Loans on the Amendment No. 12 Effective Date (including the conversion of any Converted Initial Term B Loans of such Term B-1 Lender into Term B-1 Loans in accordance with Section 2.01(a)), hereby (a) confirms its agreement to the foregoing provisions of this Section 9.13 and (b) pursuant to the ABL Intercreditor Agreement, agrees to be bound by the terms of the ABL Intercreditor Agreement as a “Term Loan Secured Party” (as defined in the ABL Intercreditor Agreement). Exhibit 10.1

-128- SECTION 9.14. Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. SECTION 9.15. Withholding Tax. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 3.01, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.15. The agreements in this Section 9.15 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. SECTION 9.16. Lender Representation. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91- 38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation Exhibit 10.1

-129- in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that: (i) none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3- 21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) The Administrative Agent and the Arrangers hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Exhibit 10.1

-130- ARTICLE X Miscellaneous SECTION 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.05 or 2.06 with respect to payments to any Lender without the written consent of each Lender directly and adversely affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest; (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (i) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (d) change any provision of this Section 10.01 or the definition of “Required Lenders”, “Required Facility Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender directly and adversely affected thereby; (e) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (f) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guaranty, without the written consent of each Lender; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (ii) Section 10.07(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (iii) any amendment or waiver that by its terms affects the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were the only Class of Lenders; (g) change any provision of the definition of “Pro Rata Share” or any provision of Section 2.11, without the written consent of each Lender directly and adversely affected thereby; (h) change any provision of Section 8.04 or any other provision specifying the order of application of payments hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby. Exhibit 10.1

-131- Notwithstanding the foregoing, (a) no Lender consent is required to effect any amendment or supplement to the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement or any Junior Lien Intercreditor Agreement (i) that is for the purpose of adding the holders of Permitted Additional Pari Debt, Permitted Junior Priority Debt or Other Junior Secured Debt (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of the ABL Intercreditor Agreement, such First Lien Intercreditor Agreement or such Junior Lien Intercreditor Agreement, as applicable (it being understood that any such amendment, modification or supplement may make such other changes to the applicable Intercreditor Agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided, that such other changes are not adverse, in any material respect, to the interests of the Lenders) or (ii) that is expressly contemplated by the ABL Intercreditor Agreement (or the comparable provisions, if any, of any First Lien Intercreditor Agreement or any Junior Lien Intercreditor Agreement); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent, as applicable and (b) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans, the Incremental Loans, if any, and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Loans (as defined below) to permit the refinancing of all outstanding Loans of any Class (“Refinanced Loans”) with replacement term loans (“Replacement Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Refinanced Loans, (b) the All-In Yield with respect to such Replacement Loans (or similar interest rate spread applicable to such Replacement Loans) shall not be higher than the All-In Yield for such Refinanced Loans (or similar interest rate spread applicable to such Refinanced Loans) immediately prior to such refinancing, (c) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Loans at the time of such refinancing (except by virtue of amortization or prepayment of the Refinanced Loans prior to the time of such incurrence) and (d) all other terms applicable to such Replacement Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Loans than, those applicable to such Refinanced Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date of the Loans in effect immediately prior to such refinancing. Notwithstanding anything to the contrary contained in this Section 10.01, any guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Furthermore, with the consent of the Administrative Agent at the request of the Borrower, any Loan Document may be amended to cure ambiguities, omissions, mistakes or defects so long as, in each case, the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. SECTION 10.02. Notices and Other Communications; Facsimile Copies. (a) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: Exhibit 10.1

-132- (i) if to Holdings, the Borrower or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communication. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons or any Arranger (collectively, the “Agent Parties”) have any liability to Holdings, the Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (e) Change of Address. Each of Holdings, the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Exhibit 10.1

-133- Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non- public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (f) Reliance by the Administrative Agent. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent each Lender and the Agent-Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 10.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. SECTION 10.04. Attorney Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent and the Arrangers for all reasonable and documented or invoiced out-of- pocket costs and expenses associated with the syndication of the Loans and the preparation, execution and delivery, administration, amendment, modification, waiver and/or enforcement of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cahill Gordon & Reindel LLP and any other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed)) and, if reasonably necessary, one local and foreign counsel in each relevant jurisdiction material to the interests of the Lenders taken as a whole, and (b) to pay or reimburse the Administrative Agent and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all costs and expenses incurred in connection with any workout or restructuring in respect of the Loans, all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole (and, if reasonably necessary, one local counsel in any relevant material jurisdiction and, in the event of any conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated taken as a whole)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. SECTION 10.05. Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Agents, each Lender, the Arrangers and their respective Affiliates, and the directors, officers, employees, counsel, agents, advisors and other representatives or successors and assigns of the foregoing (collectively the “Indemnitees”) from and against any and all losses, liabilities, damages, claims, and reasonable and documented or invoiced out-of- pocket fees and expenses (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee Exhibit 10.1

-134- affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnitee is a party thereto and whether or not such proceedings are brought by the Borrower, its equity holders, its Affiliates, creditors or any other third person) that relates to the Transaction, including the financing contemplated hereby, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or the use or proposed use of the proceeds therefrom, or (c) any Release of Hazardous Materials on, at, under or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability relating to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or any of the officers, directors, employees, agents, advisors or other representatives of any of the foregoing, in each case, who are involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) a material breach of the Loan Documents by such Indemnitee or one of its Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (z) any dispute solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than any claims against an Indemnitee acting in its capacity or fulfilling its role as an administrative agent or arranger or any similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, managers, partners, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within twenty (20) Business Days after written demand therefor; provided, however, that if the Borrower has reimbursed any Indemnitee for any legal or other expenses in connection with any Indemnified Liabilities and there is a final non-appealable judgment of a court of competent jurisdiction that the Indemnitee was not entitled to indemnification or contribution with respect to such Indemnified Liabilities pursuant to the express terms of this Section 10.05, the Indemnitee shall promptly refund such expenses paid by the Borrower to the Indemnitee. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 10.05 shall not apply to Taxes, except any Taxes that represent losses or damages arising from any non- Tax claim. SECTION 10.06. Marshaling; Payments Set Aside. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) Exhibit 10.1

-135- each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. SECTION 10.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted hereby, except that neither Holdings nor the Borrower may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section or (iv) to an SPC in accordance with the provisions of subsection (g) of this Section (and any other attempted assignment or transfer by any party hereto (other than to any Disqualified Lender) shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Agent-Related Persons of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 10.07(b)(i)(A) of this Section, the aggregate amount of the Commitment or, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, unless the Borrower’s consent for such assignment is not required, or such consent has been deemed received, in each case, in accordance with Section 10.07(b)(iii)(A), the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f), has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that such consent shall be deemed to have been given if the Borrower has not responded within ten (10) Business Days after notice by the Administrative Agent; and Exhibit 10.1

-136- (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any Assignment. The Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. All assignments shall be by novation and will not be required to be pro rata. (v) No Assignments to Certain Persons. No such assignment shall be made (A) subject to subsection (h) below, any of the Borrower’s Affiliates, (B) to a natural person or (C) to a Disqualified Lender (with each assignee being required to represent that it is not a Disqualified Lender). Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. In each instance where the Borrower’s consent is required pursuant to this Section 10.07(b), the Borrower shall be deemed to have consented to such assignment after receipt of written notice from the Administrative Agent of such assignment, in each case unless an objection to such assignment is made by the Borrower within ten Business Days of receipt of such notice. (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(c) and Section 2.09 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or, to the extent a schedule of Disqualified Lenders has been provided to the Administrative Agent and posted for the Lenders, a Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, Exhibit 10.1

-137- waiver or other modification described in the first proviso to Section 10.01 (other than clause (d) thereof) that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Sections 3.01(b) and (d)), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. (c) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of loans and commitments under the Facility, or disclosure of confidential information, to any Disqualified Lender. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or such entitlement to a greater payment results from a change in Law after the sale of the participation takes place. Each Lender that sells a participation shall (acting solely for this purpose as a non- fiduciary agent of the Borrower) maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury regulations issued thereunder relating to the exemption from withholding for portfolio interest on which is entered the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in the Loans) except to the extent that such disclosure is necessary to establish that such Loan is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Participation Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) each SPC shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01(b) and (d)), 3.04 and 3.05 (through the Granting Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.07, (ii) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Sections 3.01, 3.04 or 3.05) unless such increase or change results from a change in Law after the SPC became a SPC, (iii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iv) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which Exhibit 10.1

-138- agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender, subject to the following limitations: (i) Holdings and its Restricted Subsidiaries shall cause any loans or commitments assigned to it (including as contemplated by the following clause (ii)) to be cancelled; (ii) any Loans acquired by an Affiliated Lender (other than the Borrower) may, with the consent of the Borrower, be contributed to the Borrower (whether through any of its direct or indirect parent entities or otherwise) and exchanged for debt or equity securities of such parent entity or the Borrower that are otherwise permitted to be issued by such entity pursuant to this Agreement at such time; (iii) Affiliated Lenders will not (i) receive information provided solely to Lenders by the Administrative Agent or any Lender, (ii) be permitted to attend or participate in meetings attended solely by the Lenders and (iii) be able to be entitled to challenge the Administrative Agent’s and the applicable Lenders’ attorney-client privilege as a result of their status as Affiliated Lenders; (iv) in the event that any proceeding under the Bankruptcy Code of the United States shall be instituted by or against the Borrower or any Guarantor, each Affiliated Lender shall acknowledge and agree that they are each “insiders” under Section 101(31) of the Bankruptcy Code of the United States and, as such, the claims associated with the loans and commitments owned by it shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of section 1129(a)(10) of the Bankruptcy Code of the United States, or, alternatively, to the extent that the foregoing designation is deemed unenforceable for any reason, each Affiliated Lender shall vote in such proceedings in the same proportion as the allocation of voting with respect to such matter by those Lenders who are not Affiliated Lenders, except to the extent that any plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders (provided, however, that this clause (iv) shall not apply to Affiliated Debt Funds); (v) any purchases by Affiliated Lenders shall require that such Affiliated Lender clearly identify itself as an Affiliated Lender in any assignment and assumption agreement executed in connection with such purchases or sales and each such assignment and assumption shall contain customary “big boy” representations but no requirement to make representations as to the absence of any material nonpublic information; (vi) each Affiliated Lender shall waive any rights to bring any action in connection with such purchased Loans against the Administrative Agent in its capacity as such or to challenge the Administrative Agent’s or any Lender’s attorney-client privilege; (vii) Holdings and its Subsidiaries may not purchase any loans so long as any Event of Default has occurred and is continuing; Exhibit 10.1

-139- (viii) for purposes of any amendment, waiver or modification of the Loan Documents that requires the consent of the Required Lenders or that does not in each case adversely affect such Affiliated Lender (in its capacity as a Lender) in any material respect as compared to other Lenders, Affiliated Lenders will be deemed to have voted in the same proportion as non-Affiliated Lenders voting on such matter; provided, however, that an Affiliated Debt Fund will not be subject to such voting limitations and will be entitled to vote as if it were a Lender, except that Affiliated Debt Funds may not, in the aggregate, account for more than 49.9% of the amount necessary to constitute the Required Lenders; and (ix) the aggregate principal amount of Loans held at any one time by Affiliated Lenders (excluding Affiliated Debt Funds) may not exceed 25% of the original principal amount of all Loans at such time outstanding (determined at the time of purchase). Each Affiliated Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender. The Administrative Agent may conclusively rely upon any notice delivered pursuant to the immediately preceding sentence or pursuant to clause (v) of this subsection (h) and shall not have any liability for any losses suffered by any Person as a result of any purported assignment to or from an Affiliated Lender. (i) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to Section 10.07(j), any plan of reorganization pursuant to the U.S. Bankruptcy Code, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and: (A) all Loans held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions; and (B) all Loans held by Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders. (j) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that, if a proceeding under any Debtor Relief Law shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Loans held by such Affiliated Lender in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower. SECTION 10.08. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information in accordance with its customary procedures (as set forth below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent Exhibit 10.1

-140- or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be an Additional Lender or (ii) any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender) or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than Holdings, the Borrower or any Subsidiary thereof, and which source is not known by such Agent or Lender to be subject to a confidentiality restriction in respect thereof in favor of the Borrower or any Affiliate of the Borrower. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof; it being understood that all information received from Holdings, the Borrower or any Subsidiary after the date hereof shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so in accordance with its customary procedures if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non- public information in accordance with applicable Law, including United States Federal and state securities Laws. SECTION 10.09. Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates, with the consent of the Administrative Agent or the Required Lenders, is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 10.10. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than Exhibit 10.1

-141- interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 10.11. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 10.12. Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, swingline loan notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. SECTION 10.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. SECTION 10.14. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10.15. GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF Exhibit 10.1

-142- THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. SECTION 10.16. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 10.17. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative Agent and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, Holdings, each Agent and each Lender and their respective successors and assigns. SECTION 10.18. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent (which shall not be withheld in contravention of Section 9.04). The provisions of this Section 10.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. SECTION 10.19. Use of Name, Logo, Etc.. Each Loan Party consents to the publication in the ordinary course by Administrative Agent or the Arrangers of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Arrangers. SECTION 10.20. PATRIOT Act. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Exhibit 10.1

-143- the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. SECTION 10.21. Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 10.22. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrower, Holdings and Sub Holdco acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Arrangers are arm’s-length commercial transactions between the Borrower, Holdings, Sub Holdco and their respective Affiliates, on the one hand, and the Administrative Agents and the Arrangers, on the other hand, (B) each of the Borrower, Holdings and Sub Holdco has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrower, Holdings and Sub Holdco is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Agents, the Arrangers and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, Holdings, Sub Holdco or any of their respective Affiliates, or any other Person and (B) none of the Agents, the Arrangers nor any Lender has any obligation to the Borrower, Holdings, Sub Holdco or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Arrangers, the Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings, Sub Holdco and their respective Affiliates, and none of the Agents, the Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrower, Holdings, Sub Holdco or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower, Holdings and Sub Holdco hereby waives and releases any claims that it may have against the Agents, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 10.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority Exhibit 10.1

-144- SECTION 10.24. Flood Insurance Matters. The Borrower hereby agrees to cause to be delivered to the Administrative Agent a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property in connection with any amendment to this Agreement which contemplates an increase, extension or renewal of any of the Loans. [SIGNATURES APPEAR ON FOLLOWING PAGES] Exhibit 10.1

Document comparison by Workshare Compare on Tuesday, December 19, 2017 9:43:16 AM Input: Document 1 ID interwovenSite://CGRNYIMWS/CGRDOCS/44308848/1 Description #44308848v1<CGRDOCS> - Project Neon - Amendment No. 2 Repriced Term Loan Credit Agreement (Exhibit A) Document 2 ID G:\NRPortbl\CGRDOCS\MAISOM\44308848_15.docx Description G:\NRPortbl\CGRDOCS\MAISOM\44308848_15.docx Rendering set Standard Legend: Insertion Deletion Moved from Moved to Style change Format change Moved deletion Inserted cell Deleted cell Moved cell Split/Merged cell Padding cell Statistics: Count Insertions 272 Deletions 171 Moved from 2 Moved to 2 Style change 0 Format changed 0 Total changes 447 Exhibit 10.1